As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-253123
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 6
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-21697
Amendment No. 218
☒
(Check appropriate box or boxes.)
Nationwide VL Separate Account-G

(Exact Name of Registrant)
Nationwide Life and Annuity Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Supplement dated May 1, 2026
to the following statutory prospectus(es):
Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, BAE Future Corporate FPVUL, Nationwide Innovator Corporate VUL, Nationwide Advisory VUL, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective May 12, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Vanguard Variable Insurance Fund - Capital Growth Portfolio	Vanguard Variable Insurance Fund - PRIMECAP Portfolio
PROS-1167
1

Nationwide® Advisory Variable Universal Life
Individual Flexible Premium Adjustable Variable, Fixed, and Index-Linked Universal Life Insurance Policies
Issued by
Nationwide Life and Annuity Insurance Company
through its
Nationwide VL Separate Account-G
The date of this prospectus is May 1, 2026.
The policy described in this prospectus is not available in the state of New York.
This prospectus contains basic information about the policies that should be understood before investing. Read this prospectus carefully and keep it for future reference.
Variable life insurance policies are complex products with unique benefits and advantages and are intended as a vehicle for long-term financial planning, not short-term savings. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all within other life insurance products. With help from financial professionals, purchasers are encouraged to compare and contrast the costs and benefits of the policy described in this prospectus against those of other life insurance products, especially other variable life insurance products offered by Nationwide and its affiliates. This process of comparison and analysis should aid in determining whether the purchase of the policy described in this prospectus is consistent with the purchaser’s life insurance objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics and needs.
This policy is available through third party financial intermediaries who may charge an investment advisory fee for their services, and these fees are in addition to the policy fees and expenses described in this prospectus. If a Policy Owner elects to pay any investment advisory fees from the policy through partial surrenders or investment advisory policy loans, this may reduce the Death Benefit and other benefits under the policy, may be subject to federal and state income taxes, and may be subject to a 10% federal tax penalty. For more information, see Policy Loans, Partial Surrender, and Taxes.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of investment options, policy benefits, or other policy features described in this prospectus may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations for additional information).
Under state law a Policy Owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features, and investment options are available or approved for use in every state. Contact Nationwide to review a copy of the policy and any Riders or endorsements, see Contacting the Service Center. This prospectus contains all material rights and features of the policy.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the Policy Owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.

Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Glossary
Accumulation Unit – An accounting unit of measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initial set at $10 for each Sub-Account.
Adjusted Cash Value – An amount used in determining investment advisory policy loans. It is equal to the combined accumulated dollar value of the interests you purchased in the Sub-Accounts of the Variable Account, plus the values in the Indexed Interest Strategies and any Pending Sweep Transactions; it is also equal to the Cash Value, minus the value in the Fixed Account, minus any values in the declared rate policy loan account and investment advisory policy loan account, plus any value in the Pending Sweep Transactions.

Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness.
Cash Value – The total amount allocated to the Sub-Accounts, the declared rate policy loan account, the investment advisory policy loan account, and the general account options.
CI Accelerated Death Benefit Payment – The actual net benefit amount Nationwide will pay if the requirements of the Accelerated Death Benefit for Chronic Illness Rider are met. It is equal to a CI Unadjusted Accelerated Death
Benefit Payment reduced by applicable charges and adjustments.

CI Eligible Specified Amount – The Base Policy Specified Amount in effect on each respective chronic illness benefit payment date, after: 1) the death benefit option has been changed to Death Benefit Option 1 (level), if applicable, on the first chronic illness benefit payment date; 2) subtracting any reductions to the Base Policy Specified Amount for benefit payments from any other Riders that accelerate the Death Benefit on the same date and any portion of the
Base Policy’s Specified Amount scheduled to terminate in twelve months or less; and 3) adding the dollar amount of any reductions to the Base Policy’s Specified Amount resulting from the payment of all prior CI Accelerated Death
Benefit Payments.

CI Proportional Reduction Percentage – The dollar amount of the Base Policy Specified Amount after reduction on a chronic illness benefit payment date divided by the dollar amount of the Base Policy Specified Amount immediately prior to reduction on a chronic illness benefit payment date.

CI Unadjusted Accelerated Death Benefit Payment Amount – A dollar amount elected by the Policy Owner, subject to the CI Eligible Specified Amount and the limitations described in the Accelerated Death Benefit for Chronic Illness
Rider, used to calculate CI Accelerated Death Benefit Payments and associated Base Policy Specified Amount reductions. The minimum and maximum CI Unadjusted Accelerated Death Benefit Payment available on a benefit payment date is described in the Rider and Policy Specification Pages.

Code – The Internal Revenue Code of 1986, as amended.
CRI Accelerated Death Benefit Payment – The actual net benefit amount Nationwide will pay if the requirements of the Accelerated Death Benefit for Critical Illness Rider are met. It is equal to a CRI Unadjusted Accelerated Death
Benefit Payment Amount reduced by applicable charges and adjustments.

CRI Eligible Specified Amount – The Base Policy Specified Amount in effect on each respective critical illness benefit payment date, after: 1) the death benefit option has been changed to Death Benefit Option 1 (level) on the first critical illness benefit payment date, if applicable; 2) subtracting any reductions to the Base Policy Specified Amount for benefit payments from the Accelerated Death Benefit for Terminal Illness Rider on the same date, the total of any benefit payments from the Long-Term Care Rider II, and any portion of the Base Policy’s Specified Amount scheduled to terminate in twelve months or less; and 3) adding the dollar amount of any reductions to the Base
Policy’s Specified Amount resulting from the payment of all prior CRI Accelerated Death Benefit Payments.

CRI Proportional Reduction Percentage – The dollar amount of the Base Policy Specified Amount after reduction on a critical illness benefit payment date divided by the dollar amount of the Base Policy Specified Amount immediately prior to reduction on a critical illness benefit payment date.

CRI Unadjusted Accelerated Death Benefit Payment Amount – A dollar amount elected by the Policy Owner, subject to the CRI Eligible Specified Amount and the limitations described in the Accelerated Death Benefit for
Critical Illness Rider, used to calculate CRI Accelerated Death Benefit Payments and associated Base Policy
Specified Amount reductions. The minimum and maximum CRI Unadjusted Accelerated Death Benefit Payment available on a benefit payment date is described in the Rider and Policy Specification Pages.

Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, reduction for any long-term care benefits paid, adjustments or reductions under the Long-Term Care Rider II, or due and unpaid policy charges.

Directed Monthly Deductions – A Policy Owner's election to have deductions for monthly policy charges, including
Rider charges, deducted from a single Sub-Account. If the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction will be deducted as described in How Monthly
Charges are Deducted. The Fixed Account and indexed interest strategies are not available for Directed Monthly
Deduction election.

Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding declared rate policy loans and investment advisory policy loans, including principal and interest due.
Index Segment(s) – A division of an indexed interest strategy created by the allocation of Net Premium and/or allocation or transfer of Cash Value to an indexed interest strategy on a Sweep Date.
Index Segment Maturity Date – The scheduled end date of an Index Segment term.
Index Segment Maturity Value - The Cash Value of an Index Segment on its Index Segment Maturity Date, including any Index Segment Interest credited.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Investment in the Contract – The amount that may be withdrawn from the policy tax free as defined in Section 72(e)(6) of the Code, see Taxes.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Long-Term Care Specified Amount – The elected Long-Term Care Rider II benefit amount adjusted for any post issue decreases.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life and Annuity Insurance Company.
Net Amount At Risk – The base policy's Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.

Net Premium – Premium after any amounts required to be deposited in the Fixed Account, any required investment advisory policy loan repayment, and transaction charges, but before any allocation to an investment option.

No-Lapse Guarantee Monthly Premium – Dollar amounts used to calculate the Premium that must be paid to meet the requirements of the No-Lapse Guarantee Policy Continuation provision.

No-Lapse Guarantee Period – The length of time during which the no-lapse guarantee feature of this policy is available. The No-Lapse Guarantee Period is elected at the time of application and is stated in the Policy
Specification Pages. The No-Lapse Guarantee Period cannot be changed on or after the Policy Date.

Pending Sweep Transaction – Cash Value being held in the Fixed Account, including attributable accrued interest, pending application to an indexed interest strategy on the next applicable Sweep Date.
Policy Date – The date the policy takes effect as shown in the Policy Specification Pages. Policy years, months, and anniversaries are measured from this date.
Policy Monthaversary – The same day of the month as the Policy Date for each succeeding month. In any month where such day does not exist (e.g. 29th, 30th, or 31st), the Policy Monthaversary will be the last day of that calendar month.

Policy Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.

Policy Specification Page(s) – The Policy Specification Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy
Specification Page(s) will be issued if the Policy Owner makes any changes to coverage elections after the policy is issued.

Premium – Amount(s) paid to purchase and maintain the policy.
Percent of Premium Charge – A charge that is deducted for any Premium payment applied to a policy that is in excess of the no-lapse guarantee annual premium. The Percent of Premium Charge rate is equal to the applicable state Premium tax based upon your state of residence.

Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.

Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Sweep Date(s) – The dates on which allocated Net Premium and/or transferred Cash Value are applied to an indexed interest strategy to create a new Index Segment.
TI Accelerated Death Benefit Payment – The actual benefit amount that will be paid under the Accelerated Death
Benefit for Terminal Illness Rider if the eligibility and conditions for payment are met. The benefit amount paid is reduced for risk deductions and adjustments for premature payment of the Base Policy Specified Amount.

TI Unadjusted Accelerated Death Benefit Payment – An amount equal to the percentage of the Base Policy
Specified Amount elected multiplied by the Base Policy Specified Amount, when a payment is requested under the
Accelerated Death Benefit for Terminal Illness Rider. Policy Owners do not receive the unadjusted amount because it does not include risk charges and adjustments made due to the premature payment of a portion of the Base Policy
Specified Amount.

Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts.
One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.

Variable Account – Nationwide VL Separate Account-G, a separate account that Nationwide established to hold
Policy Owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – There are no surrender charges upon a full surrender of the policy.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see
Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee.
Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial
Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 5% of the amount surrendered.

Transaction Charges
The Policy Owner may also be charged for other transactions as follows:
●  Percent of Premium Charge – Deducted from any Premium payment applied to a policy that is in excess of the no-lapse guarantee annual premium.
● Indexed Interest Strategy Charge – Assessed upon creation of an Index Segment in an
Indexed Interest Strategy.
● Service Fee – Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements.
● Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Policy Riders and Rider Charges.

Ongoing Fees and Expenses (periodic charges)
In addition to any Partial Surrender Fee, interest on any outstanding policy loans, and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Policy Riders and Rider Charges. Please refer to the
Policy Specification Pages of your policy for rates applicable to the policy.

These fees and expenses do not reflect investment advisory fees you may pay to a third party financial intermediary from the policy’s Cash Value or from other assets. If such charges were reflected, the fees and expenses would be higher.

A Policy Owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.09%[1]	2.32%[1]
1As a percentage of underlying mutual fund net assets. Minimum and maximum expenses include the maximum Low Cost Sub-Account Fee (see Low Cost Sub-Account Fee).

RISKS
Risk of Loss	Policy Owners can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks). The primary benefit of this policy is life insurance coverage, and it is designed for long term financial planning. In addition, the policy may limit partial surrenders in the early policy years (see Partial Surrender).

Risks Associated with Investment Options
● Investment in this policy is subject to the risk of poor investment performance.
Investment Experience can vary depending on the performance of the investment options chosen by the Policy Owner.
● Each investment option, including each general account option, will have its own unique risks.
● Review the prospectuses for the underlying mutual funds before making an investment decision.
See Principal Risks.

RISKS
Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under any general account options), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see
Principal Risks).

Policy Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans (including investment advisory policy loans to pay investment advisory fees), partial surrenders (including partial surrenders to pay investment advisory fees), and the deduction of policy charges. Payment of insufficient Premium may cause the policy to Lapse. There is no separate additional charge associated with reinstating a Lapsed policy; however, payment of sufficient
Premium and repayment or reinstatement of any Indebtedness will be required (see
Reinstatement). The Death Benefit will not be paid if the policy has Lapsed.
For more information, see Principal Risks and Lapse.

RESTRICTIONS
Investments
● Nationwide may restrict the form in which Sub-Account transfer requests will be accepted (see Sub-Account Transfers and Transfer Restrictions).
● Nationwide may impose restrictions to deter short-term trading in the Sub-Accounts (see
Sub-Account Transfers).
● Nationwide may limit the frequency of transfers involving the indexed interest options, and Nationwide reserves the right to restrict transfers out of the indexed interest strategies (see Indexed Interest Options Transfers).
● The Fixed Account is not available for direct allocation of Premium by the Policy Owner
(see The Fixed Account).
● Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Mutual Funds).
● Transfers between Sub-Accounts may be subject to restrictions designed to deter short-
term and excessively frequent transfers (see Transfer Restrictions).
● Not all investment options may be available under your policy (see Appendix A:
Underlying Mutual Funds Available Under the Policy).
● The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).

Optional Benefits
● Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
● Partial surrenders and Indebtedness, including where used to pay investment advisory fees to a third party financial intermediary from the policy’s Cash Value, will reduce benefits available under certain optional benefits.
● Policy loans are not permitted while benefits are being paid under certain optional benefits.
● Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already In
Force.
● The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
For more information, see Policy Riders and Rider Charges.

TAXES
Tax Implications
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
● Earnings on the policy are generally not taxable to the Policy Owner, unless withdrawn from the policy. Partial and full surrenders, including partial surrenders to pay investment advisory fees from the policy, may be subject to federal and state income taxes, may be taxed as ordinary income, and may be subject to a 10% tax penalty.
For more information, see Taxes.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commissions and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment to recommend this policy over another investment (see A Note on Charges).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, and any surrender charge to terminate the existing policy, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy in Taxes).

Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the Policy Owner is invested, and cumulative Variable Account and policy charges assessed by Nationwide over the life of the policy.
This policy offers permanent life insurance protection with potential accumulation of Cash Value on a tax deferred basis. Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Policy Owner will select a Premium payment plan for the policy at the time of application. Within limits, the Policy Owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Sub-Account Investment Experience. Payment of insufficient Premium may cause the policy to Lapse.
Net Premium, loan repayments, and Cash Value may be allocated among the indexed interest options and/or variable investment options available in the policy.
The policy currently offers two types of general account options, the Fixed Account and indexed interest options, see Risk Associated with Cash Value in the General Account Options. As general account options, amounts credited to these investment options are dependent on Nationwide’s financial strength and claims paying ability.
The Fixed Account will earn interest daily at an effective annual rate, see The Fixed Account. The Fixed Account is not available for direct allocation of Premium by the Policy Owner.
The indexed interest options offered under the policy use the change in value of reference indexes as factors in the calculation of interest credited to Index Segments. Interest is calculated and applied on Index Segment Maturity Dates; however, no interest will be credited for amounts deducted from an Index Segment before the Index Segment Maturity Date for:
•
full and partial surrenders;
•
policy and Rider charge deductions; or
•
policy loans, including due and unpaid policy loan interest charged.
See Indexed Interest Options.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VL Separate Account-G contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Base Policy Specified Amount as of the Insured's date of death.

Death Benefit Option 2: The Death Benefit will be the Base Policy Specified Amount plus the Cash Value as of the Insured's date of death.
For additional information, see Standard Death Benefit Options.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the Policy Owner may choose to:
•
change the death benefit option;
•
decrease the Base Policy Specified Amount and decrease the Long-Term Care Specified Amount;
•
change beneficiaries; and
•
change ownership of the policy.
No-Lapse Guarantee Policy Continuation Feature
The policy will remain In Force during the No-Lapse Guarantee Period as long as sufficient Premium is paid to meet the requirements set forth in the No-Lapse Guarantee Policy Continuation provision.
Access to Cash Value
Subject to conditions, the Policy Owner may:
•
take a policy loan, including declared rate policy loans and/or investment advisory policy loans, see Policy Loans.
•
take a partial surrender, see Partial Surrender.
•
surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Payment of Investment Advisory Fees from the Policy
If a Policy Owner elects to pay any investment advisory fees from the policy through partial surrenders or investment advisory policy loans, this may reduce the Death Benefit and other benefits under the policy, may result in adverse tax consequences, and may increase the risk of policy Lapse. For more information, see Policy Loans, Partial Surrender, and Taxes.
Transfer Requests
Generally, Policy Owners may request to transfer allocations between the indexed interest options and Sub-Accounts daily. Policy Owners may request to transfer allocations to the indexed interest options daily that will create one or more Index Segments on the Sweep Date coinciding with or next following the date of the transfer request, see Indexed Interest Options. Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the indexed interest option(s) may delay a Policy Owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between the Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the Policy Owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy Owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.

Right to Cancel (Examination Right)
For a limited time, the Policy Owner may cancel the policy and Nationwide will refund the amount prescribed by state law, see Right to Cancel (Examination Right) .
Riders
The Policy Owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued, see Appendix B: State Variations.
•
Accelerated Death Benefit for Chronic Illness Rider
•
Accelerated Death Benefit for Critical Illness Rider
•
Accelerated Death Benefit for Terminal Illness Rider
•
Long-Term Care Rider II
•
Overloan Lapse Protection Rider II
For additional information, see Policy Riders and Rider Charges.

Fee Table
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering or taking partial surrenders from the policy. Please refer to the Policy Specification Pages of your policy for information about the specific fees you will pay based on the options you have elected. These fees and expenses do not reflect investment advisory fees you may pay to a third party financial intermediary from the policy's Cash Value or from other assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that a Policy Owner will pay at the time the Policy Owner pays Premium into the policy, surrenders or takes partial surrenders from the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge	Upon making a Premium payment	Maximum: 5% of each Premium
Indexed Interest Strategy Charge[1]	Upon creation of an Index Segment in an Indexed Interest Strategy	Maximum: 1.00% of Cash Value applied to create an Index Segment	Currently: 0.00% of Cash Value applied to create an Index Segment
Service Fee[2]	Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 5% of the amount surrendered from the policy's Cash Value	Currently: $0
Accelerated Death Benefit for Chronic Illness Rider Charge
CI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Accelerated Death Benefit for Critical Illness Rider Charge
CRI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Accelerated Death Benefit for Terminal Illness Rider Charge3†
TI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Rider Charge	Upon invoking the Rider	Maximum: $200 per $1,000 of TI Unadjusted Accelerated Death Benefit Payment	Minimum: $30 per $1,000 of TI Unadjusted Accelerated Death Benefit Payment

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Representative: an Insured of any age or sex, an assumed life expectancy of 1 year, an assumed interest rate of 5% and a risk charge of 3.6%.	Upon invoking the Rider	$100 per $1,000 of TI Unadjusted Accelerated Death Benefit Payment
Overloan Lapse Protection Rider II Charge†	Upon invoking the Rider	Maximum: $185.00 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000,assuming the guideline premium/cash value corridor life insurance qualification test is elected	Upon invoking the Rider	$32 per $1,000 of Cash Value
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
1
Indexed Interest Strategy Charge rates may vary by Indexed Interest Strategy and date on which an Index Segment was created.
2
The Policy Owner will be expected to pay the Service Fee by check or money order at the time of the request. This charge will not be deducted from Cash Value.
3
The Accelerated Death Benefit for Terminal Illness Rider Charge varies based on prevailing interest rates and the life expectancy of the Insured upon payment of the TI Accelerated Death Benefit Payment.
The next table describes the fees and expenses that a Policy Owner will pay periodically while the policy is In Force, not including underlying mutual fund operating expenses.
Periodic Charges Other Than Annual Portfolio Company Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge1†	Monthly	Maximum during the No- Lapse Guarantee Period: $11.35 per $1,000 of Net Amount At Risk Maximum after the No- Lapse Guarantee Period: $83.34 per $1,000 of Net Amount At Risk	Minimum during the No- Lapse Guarantee Period: $0.00 per $1,000 of Net Amount At Risk Minimum after the No- Lapse Guarantee Period: $0.13 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount of $500,000 and Death Benefit Option 1, guaranteed to age 65	Monthly	$0.00 per $1,000 of Net Amount At Risk in the first policy year during the No-Lapse Guarantee Period $0.35 per $1,000 of Net Amount At Risk in the first policy year after the No-Lapse Guarantee Period
Percent of Sub-Account Value Charge	Monthly	Maximum: 1.00% of the Cash Value allocated to the Sub- Accounts for all policy years
Per $1,000 of Specified Amount Charge†	Monthly	Maximum: $7.572 per $1,000 of Base Policy Specified Amount	Minimum: $0.005 per $1,000 of Base Policy Specified Amount

Representative: an Issue Age of 35, in the first policy year, male preferred non- tobacco with a Base Policy Specified Amount of $500,000, and Death Benefit Option 1; guaranteed to age 65	Monthly	$0.1170 per $1,000 of Base Policy Specified Amount during the No-Lapse Guarantee Period $0.05 per $1,000 of Base Policy Specified Amount after the No-Lapse Guarantee Period
Declared Rate Policy Loan Interest Charge[2]	Annually and at the time of certain events and transactions	Maximum: Policy Years 1-5: 3.90% of outstanding policy loan Policy Years 6+: 3.25% of outstanding policy loan
Investment Advisory Policy Loan Interest Charge[2]	Annually and at the time of certain events and transactions	Maximum: 3.25% of outstanding policy loan
Optional Benefit Charges
Charge	When Charge is Deducted	Amount Deducted
Long-Term Care Rider II Charge†	Monthly	Maximum: $4.17 per $1,000 of Long-Term Care Specified Amount	Minimum: $0.00 per $1,000 of Long-Term Care Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with an elected benefit percentage of 4%	Monthly	$0.08 per $1,000 of Long Term Care Specified Amount
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
1
The maximum Cost of Insurance Charge calculation assumes: the Insured is a male; issue age 80; policy year 40; standard tobacco; and any Base Policy Specified Amount. Other sets of assumptions may also produce the maximum charge. On a current basis, the cost of insurance rate is 0.00 during the No-Lapse Guarantee Period.
2
The Declared Rate Policy Loan Interest Charge and Investment Advisory Policy Loan Interest Charge are described in more detail in Policy Loans.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a Policy Owner may periodically pay while the policy is In Force. Expenses shown may change over time and may be higher or lower in the future. A complete list of the underlying mutual funds available under the policy, including their annual expenses, may be found in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.09%	2.32%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary. The Cash Value, and the Death Benefit to the extent the Death Benefit includes or is based on the policy's Cash Value, will be dependent upon the investment performance of the Policy Owner's investment allocations and the fees, expenses and charges paid over the life of the policy. A Policy Owner may not earn sufficient returns from the investment options offered by Nationwide in the policy and selected by the Policy Owner to pay the policy’s periodic charges in which case additional Premium payments may be required over the life of the policy to prevent Lapse. Policy guarantees that exceed the value in the Variable Account, including payment of the Death Benefit, are subject to Nationwide's claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
State Variations
This prospectus describes all the material features of the policy. Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, duration of the right to cancel period, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. For a more detailed list of material state variations, see Appendix B: State Variations. Variations due to state law are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the Policy Owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Subject to the guaranteed maximum rates stated in the Policy Specification Pages, Nationwide may change policy and/or Rider charges and rates under the policy any time there is a change in Nationwide's future expectations related to items such as company investment earnings, mortality experience, morbidity experience, persistency experience, expenses (including reinsurance expenses) and taxes. Nationwide will provide at least 30 days advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease, potentially increasing the risk of policy Lapse. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see Fee Table and Standard Policy Charges.
Unfavorable Sub-Account Investment Experience
The Sub-Accounts invest in underlying mutual funds. Underlying mutual funds are variable investments, meaning their value will increase or decrease based on the performance of their portfolio holdings. As such, the Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage, even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional at the time of application and after the policy is issued. The Policy Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Policy Owner intends to pay and when. The Policy Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant market decline, additional Premium may be required to meet a Policy Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned.
Risk Associated with Cash Value in the General Account Options
Interest credited to, and availability of, Cash Value in the general account options (the Fixed Account and indexed interest options) are subject to Nationwide’s financial strength and claims paying ability. The Policy Owner assumes the risk that interest credited to the general account options may not exceed the Fixed Account’s guaranteed minimum interest crediting rate or the indexed interest options’ floor rates, see Minimum Guaranteed Interest Rate and Indexed Interest Strategies Interest Crediting.
Additionally, the Policy Owner assumes the risk that not all allocations to an indexed interest option will result in any interest being credited to an Index Segment. Amounts withdrawn, deducted, or transferred from an Index Segment before the Index Segment Maturity Date, will forfeit any interest that would have been earned, see Indexed Interest Options.
Interest credited to the general account options alone may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.

Risk of Policy Lapse
Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Underlying mutual fund fees are factored into the NAV used to calculate the Accumulation Unit Value of each Sub-Account and may also reduce Cash Surrender Value, see Mutual Fund Operating Expenses. Whenever Cash Surrender Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Payment of Investment Advisory Fees from the Policy
If a Policy Owner elects to pay any investment advisory fees from the policy through partial surrenders or investment advisory policy loans, this may reduce the Death Benefit and other benefits under the policy, may result in adverse tax consequences, and may increase the risk of policy Lapse. While Nationwide will automatically repay any investment advisory policy loans first from any new Premium payments, Indebtedness will continue to grow if the Policy Owner does not make additional Premium payments to the policy. Interest charged against Indebtedness accrues daily, and over time, unpaid loan interest charges and additional investment advisory policy loans can cause the policy's Indebtedness to be significant. For more information, see Partial Surrender, Policy Loans, Lapse, and Taxes.
Limitation of Access To Cash Value
A Policy Owner can access Cash Value through loans, full surrender, and partial surrenders, subject to limitations and any applicable processing fees. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Partial surrenders will reduce the Base Policy Specified Amount as well as other policy benefits, and policy loans may increase risk of Lapse.
Indexed Interest Options Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the indexed interest options. Before the policy's Maturity Date, the Policy Owner may make transfers to and/or from the indexed interest options without penalty or adjustment, subject to transfer restrictions. These transfers will be in dollars. Nationwide reserves the right to restrict transfers out of the indexed interest strategies. See Indexed Interest Options Transfers for details about restrictions that apply to transfers to and from the indexed interest options.
Sub-Account Transfer Limitations
Frequent transfers among the Sub-Accounts may dilute the value of Accumulation Units, cause the underlying mutual funds to incur higher transaction costs, and interfere with the underlying mutual funds’ ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers for Limited Transfer Funds, see Sub-Account Transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A Policy Owner could lose some or all of their money. A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by visiting the website listed in Appendix A: Underlying Mutual Funds Available Under the Policy or contacting the Service Center, see Contacting the Service Center.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans (including investment advisory policy loans) from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The Death Benefit Proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the Death Benefit Proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Cybersecurity
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to conduct its businesses or administer the policy (e.g., calculate unit values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI powered tools.
Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and policy values. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that Nationwide, its service providers, intermediaries, or the underlying mutual funds will be able to avoid or readily detect cybersecurity incidents affecting Policy Owners in the future.
In the event that policy administration or policy values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore policy values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to policies or policy values that result from the Policy Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
Nationwide Life and Annuity Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.

Nationwide VL Separate Account-G
Organization, Registration, and Operation
Nationwide VL Separate Account-G (the Variable Account) is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the Variable Account to support other variable life insurance policies that it issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the Variable Account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the Variable Account's management or investment practices or policies.
The Variable Account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the Variable Account will be credited to, or charged against, the Variable Account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The Variable Account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the Variable Account's assets to pay any of its liabilities other than those arising from the policies or other policies supported by the Variable Account. Nationwide will hold assets in the Variable Account equal to its liabilities. The Variable Account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this Variable Account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding underlying mutual fund. A Policy Owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•
remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•
substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•
transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•
combine the Variable Account with other separate accounts, and/or create new separate accounts;
•
deregister the Variable Account under the 1940 Act, or operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•
modify the policy provisions to reflect changes in the Sub-Accounts and the Variable Account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this Variable Account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the Policy Owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the Policy Owner received notification of a material change in the investment policy of the Variable Account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.

Nationwide will not substitute shares of any underlying mutual fund in which the Sub-Accounts invest without any necessary prior approval of the appropriate state and/or federal regulatory authorities. All affected Policy Owners will be notified in writing by U.S. mail, or any other means permitted by law, in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Variable Account
Nationwide may deregister Nationwide VL Separate Account-G under the 1940 Act in the event the Variable Account meets an exemption from registration under the 1940 Act, if there are no outstanding policies supported by the Variable Account or for any other purpose approved by the SEC.
All Policy Owners will be notified in the event Nationwide deregisters Nationwide VL Separate Account-G.
Voting Rights
Although the Variable Account owns the mutual fund shares, Policy Owners are entitled to certain voting rights in the underlying mutual fund shares of the Sub-Accounts to which they have assets allocated. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the underlying mutual fund shares held in the Variable Account only as instructed by Policy Owners and the owners of other policies.
When a shareholder vote occurs, a Policy Owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of Policy Owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Policy Owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect Policy Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.
Policy Investment Options
Policy Owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the indexed interest options. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that invest in underlying mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Cash Value allocated to a Sub-Account will vary based on the Investment Experience of the corresponding underlying mutual fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.

Information about each underlying mutual fund, including its name, type, adviser and sub-adviser (if applicable), current expenses, and performance, is available in Appendix A: Underlying Mutual Funds Available Under the Policy. Each underlying mutual fund issues its own prospectus that contains more detailed information about the underlying mutual fund. For more information on an underlying mutual fund, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, Policy Owners can contact Nationwide using any of the methods described in Contacting the Service Center.
Underlying mutual funds in the Variable Account are NOT publicly available mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly available mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly available mutual fund. Policy Owners should not compare the performance of a publicly available mutual fund with the performance of underlying mutual funds participating in the Variable Account. The performance of the underlying mutual funds could differ substantially from that of any publicly available mutual funds.
The particular underlying mutual funds available under the policy may change from time to time, see Information on Underlying Mutual Fund Service Fee Payments. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The Policy Owner will receive notice of any such changes that effect the policy.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the Variable Account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
Valuation of Accumulation Units
Nationwide accounts for the value of a Policy Owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. EST, on each day that the NYSE is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays (or on the dates that such holidays are observed by the New York Stock Exchange):
•
New Year's Day
•
Martin Luther King, Jr. Day
•
Presidents' Day
•
Good Friday
•
Memorial Day
•
Juneteenth National Independence Day
•
Independence Day
•
Labor Day
•
Thanksgiving
•
Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)
trading on the NYSE is restricted;
(2)
an emergency exists making disposal or valuation of securities held in the Variable Account impracticable; or
(3)
the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.

How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A Policy Owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the Policy Owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a Policy Owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments. Redemptions to process surrenders and loans include requests for partial surrenders and investment advisory policy loans to pay investment advisory fees from the policy.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)
is the sum of:
●
the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
●
the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
●
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the Variable Account; and
(b)
is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
General Account Options
There are two types of general account options under this policy: the Fixed Account and the indexed interest options. Nationwide's obligations under the Fixed Account and indexed interest options are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in the Variable Account and other Nationwide separate accounts, and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and Policy Owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account. For the indexed interest options, Nationwide bears the investment risk of guaranteeing the minimum participation rate, cap rate, and floor rate, see Indexed Interest Options.
Note: Interest credited to the general account options on a current basis in excess of the guaranteed minimums is not guaranteed. Nationwide may offer promotional rates for new issues and/or In Force policies that may not be sustainable for long periods of time. In addition, interest credited on a non-guaranteed basis varies over time, is rarely the same year-over-year, and may be limited to the guaranteed minimum for extended periods of time.
Because of exemptive and exclusionary provisions, interests in the general account options have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosure regarding the general account options, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The Fixed Account
The Fixed Account is currently the only fixed interest option under the policy. However, the Fixed Account is not available for direct allocation of Premium by the Policy Owner. The Fixed Account is only available as a holding account for deposits of required amounts to satisfy monthly deductions for coverage charges during the No-Lapse Guarantee Period.
During the No-Lapse Guarantee Period, Premium paid up to the no-lapse guarantee annual premium (see Percent of Premium Charge) for the Policy Year is automatically allocated to the Fixed Account before Net Premium is allocated according to Policy Owner allocation instructions. For any Premium received within 23 days prior to a policy anniversary, Nationwide will also automatically deposit a portion of the Premium in the Fixed Account based upon the no-lapse guarantee annual premium for the next Policy Year.
The Fixed Account is not otherwise available for allocations of Net Premium or for transfers of Cash Value, other than transfers to the Fixed Account as a Pending Sweep Transaction, or for extension of coverage beyond the Maturity Date (see Extending Coverage Beyond the Maturity Date).
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value in the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium deposits.
The effective annual rate Nationwide declares for the Fixed Account will never be less than 1.00%. Contact the Service Center for information regarding current Fixed Account interest crediting rates, see Contacting the Service Center.
Interest Crediting Risks for the Fixed Account
The Policy Owner assumes the risk that the actual credited interest rate may not exceed the guaranteed minimum interest crediting rate for the Fixed Account. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Pending Sweep Transactions. Interest credited to the Fixed Account alone may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Restrictions on Transfers to and from the Fixed Account
The Policy Owner is not permitted to make transfers to and from the Fixed Account. Cash Value in the Fixed Account is available upon a full Surrender of the policy.
On each policy anniversary, any remaining interest credited to the Fixed Account will be transferred to a Sub-Account that the Policy Owner elects. If no election is made, or if the selected Sub-Account is no longer available for new allocations, such amounts will be applied and held in the available money market Sub-Account until new instructions are received.
Indexed Interest Options
Nationwide believes that the indexed interest options are in substantial compliance with the conditions set forth in Section 989J(a) (1) – (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and, therefore, qualify for an exemption from registration under the federal securities laws. As Nationwide general account options, the values of the indexed interest options do not vary according to the performance of a separate account. In addition, the products in which the indexed interest options are offered satisfy standard non-
forfeiture laws applicable to life insurance. Accordingly, Nationwide believes it has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through
Nationwide’s General Account to qualify for the exclusion from the Securities Act of 1933 provided by Section
3(a)(8).

There are currently two indexed interest options ("indexed interest strategies") available under the policy.
•
The One Year S&P 500® Point-to-Point Indexed Interest Strategy uses one index, the S&P 500®. Interest is calculated using the performance of the S&P 500® over a one year period, see Appendix C: Indexed Interest Strategies.

•
The One Year Multi-Index Monthly Average Indexed Interest Strategy uses three indexes, the S&P 500®, The Dow Jones Industrial AverageSM, and the NASDAQ-100®. Interest is calculated using a weighted blend of the monthly average performance of these three indices over a one year period, see Appendix C: Indexed Interest Strategies.
There may be a charge associated with the indexed interest strategies, see Indexed Interest Strategy Charge.
Indexed Interest Strategies Interest Crediting
The indexed interest strategies use the change in value of designated market indexes ("reference index performance"), and other factors, to calculate interest for Index Segments. The Cash Value in the indexed interest strategies is not actually invested in the stock market or any securities, and does not participate in dividends. Interest credited to the indexed interest strategies will be paid from Nationwide’s general account and will be subject to Nationwide’s financial strength and claims paying ability.
The factors used to calculate Index Segment interest are:
•
The reference index performance from the Sweep Date on which an Index Segment is created to that Index Segment’s maturity date. Each indexed interest strategy has its own method of calculating reference index performance for the Index Segments.
•
A cap rate that is the maximum interest that will be credited to an Index Segment even if reference index performance is greater.
•
A participation rate that is the percentage of positive reference index performance used up to the cap rate.
•
A floor rate that is the minimum interest that will be credited even if the result of the interest calculation would otherwise be less.
For details regarding the available indexed interest strategies and how Index Segment interest is calculated see Appendix C: Indexed Interest Strategies.
How Index Segments Work
Index Segments are created on Sweep Dates by the allocation of Net Premium, loan repayments, and/or transfer of Cash Value to an indexed interest strategy. Amounts allocated or transferred to an indexed interest strategy are held in the Fixed Account as Pending Sweep Transactions until an applicable Sweep Date, see Indexed Interest Options Transfers and Indexed Interest Options Allocations. Sweep Date frequency may be different for each indexed interest strategy and is subject to change. Nationwide guarantees that Sweep Dates will be offered at least quarterly. Contact the Service Center for information regarding current Sweep Date frequencies, see Contacting the Service Center.
Each Index Segment will have current participation, cap, and floor rates declared at the time an Index Segment is created. Current participation, cap, and floor rates for new Index Segments may vary based on market conditions and the costs associated with guaranteeing the current rates for an Index Segment, but will never be less than the minimum rates stated in Appendix C: Indexed Interest Strategies and in the Policy Specification Pages. Once established for an Index Segment, the current participation, cap, and floor rates are guaranteed for the duration of the Index Segment. Contact the Service Center for information regarding current participation, cap, and floor rates, see Contacting the Service Center.
On Index Segment Maturity Dates, reference index performance and interest crediting rates are calculated for the Index Segments. Any resulting interest is then applied to the Index Segment Maturity Value. See Indexed Interest Options Transfers for information regarding reallocation or transfer of the Index Segment Maturity Value.
Interest Crediting Risks for the Indexed Interest Strategies
The Policy Owner assumes the risk that interest credited to an Index Segment may not exceed the guaranteed minimum floor rate due to unfavorable reference index performance. The Policy Owner also assumes the risk that interest credited to the indexed interest options may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Additionally, no interest will be credited for amounts deducted from an Index Segment before the Index Segment Maturity Date for full and partial surrenders, policy and Rider charge deductions, for policy loans including due and unpaid policy loan interest charged.
Order of Processing from the Indexed Interest Strategies
When policy and Rider charges, partial surrenders, loans and loan interest are deducted from the indexed interest strategies, they will be deducted in the following order:

(1)
from the Index Segment Maturity Value of any Index Segments of the One Year S&P 500® Point-to-Point Indexed Interest Strategy until exhausted, then
(2)
from the Index Segment Maturity Value of any Index Segments of the One Year Multi-Index Monthly Average Indexed Interest Strategy until exhausted; then
(3)
from any unmatured Index Segments of the One Year S&P 500® Point-to-Point Indexed Interest Strategy first from the most recently created Index Segment until it is exhausted, then the next most recently created Index Segment, successively until all Index Segments of that indexed interest strategy are exhausted; then
(4)
from any unmatured Index Segments of the One Year Multi-Index Monthly Average Indexed Interest Strategy first from the most recently created Index Segment until it is exhausted, then the next most recently created Index Segment, successively until all Index Segments of that indexed interest strategy are exhausted; then
Transfers to and from the Indexed Interest Strategies
Prior to the policy's Maturity Date, the Policy Owner may make transfers into the indexed interest strategies. These transfers will be in dollars. Requested transfers out of the indexed interest strategies are only permitted on Index Segment Maturity Dates. Nationwide reserves the right to restrict transfers out of the indexed interest strategies. See Indexed Interest Options Transfers for details about transfers to and from the indexed interest options.
Availability of the Indexed Interest Strategies
Nationwide reserves the right to add one or more indexed interest strategies. Nationwide may also close one or more of the indexed interest strategies to new allocations and transfers. Any existing Index Segments in a closed indexed interest strategy will be permitted to continue until the end of the applicable Index Segment term. Before an indexed interest strategy is closed, Nationwide will provide the Policy Owner and any assignee with written notice.
If an indexed interest strategy becomes unavailable, any Index Segments Maturity Value that would otherwise be applied to the unavailable indexed interest strategy, will be held in a money market Sub-Account until new written instructions to transfer to another investment option are received from the Policy Owner.
Discontinuance or Substitution of Reference Indexes
Nationwide may discontinue or substitute a reference index used in an indexed interest strategy if the reference index is no longer published, if the licensing agreement is not renewed by Nationwide or the licensor, or the calculation of the reference index substantially changes. If a reference index is replaced, Nationwide will select a replacement in its sole discretion. Where an indexed interest strategy uses more than one reference index, Nationwide may adjust the method of calculating Index Segment interest, rather than substituting a comparable index. In the event that Nationwide replaces any of the reference indexes or adjusts the method of calculating Index Segment interest for an indexed interest strategy, Nationwide will provide the Policy Owner and any assignee with written notice.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy Owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the Policy Owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the Policy Owner. The net result is that the Policy Owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Generally, Sub-Account transfers will receive the Accumulation Unit value next determined at the end of the current Valuation Period if the request and all necessary information is received at the Service Center before the close of the New York Stock Exchange (generally, 4:00 p.m. EST). If the request and all necessary information is received after the close of the close of the New York Stock Exchange, the request will receive the Accumulation Unit value determined at the end of the following Valuation Period. There is one exception as follows:

(1)
One-Day Delay Program. If a policy is subject to restrictions due to transfer frequency, transfer requests submitted through an online account or by telephone will be processed pursuant to Nationwide’s one-day delay program. Specifically, the transfer will be executed at the end of the Valuation Period following the Valuation Period in which the transfer request is received at the Service Center (see Nationwide’s One-Day Delay Program).
Transfer Restrictions
Some of the Sub-Accounts available in the policy invest in underlying mutual funds that are designed to support active trading strategies (frequent reallocations from one Sub-Account to another). These Sub-Accounts are referred to in this prospectus as "Actively Traded Funds." The remaining Sub-Accounts available in the policy invest in underlying mutual funds that prohibit such active trading. These Sub-Accounts are referred to as "Limited Transfers Funds." Lists of the Actively Traded Funds and Limited Transfer Funds appear at the end of this section.
Nationwide discourages (and will take action to deter) inappropriate frequent transfers between and among the Limited Transfer Funds because the frequent movement between or among those Sub-Accounts may negatively impact other investors. Frequent transfers among the Limited Transfer Funds can result in:
•
the dilution of the value of the investors' interests in the mutual fund;
•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•
increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the potentially negative impact of frequent transfers among the Limited Transfer Funds, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions designed to deter frequent transfers among the Limited Transfer Funds, while still permitting Policy Owners to actively trade among the Actively Traded Funds. Nationwide makes no assurance that all risks associated with frequent trading will be completely eliminated by these processes and/or restrictions.
If Nationwide is unable to deter frequent trading in the Limited Transfer Funds, the performance of the Sub-Accounts may be adversely impacted. Policy Owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-Term Trading Fees
Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." If a short-term trading fee is assessed, the Policy Owner will receive a confirmation notice.
Currently, none of the underlying mutual funds assess a short-term trading fee.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of "transfer events" involving Limited Transfer Funds in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a Policy Owner executes multiple transfers involving 10 Sub-Accounts in one Valuation Period, this counts as one transfer event. A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the form in which transfer requests involving Limited Transfer Funds will be accepted. In general, Nationwide will adhere to the following guidelines for the Limited Transfer Funds:
Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter
Nationwide will mail a letter to the Policy Owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfer events exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in two consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
For calendar year restrictions, each January 1, Nationwide will start the monitoring anew, so that each policy starts with 0 transfer events each January 1. For restrictions on transfer events within two consecutive calendar quarters, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter. See, however, the Other Restrictions provision below.
Nationwide’s One-Day Delay Program
Some investment advisers or financial professionals manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple Policy Owners. These multi-policy investment advisers or financial professionals will be required by Nationwide to submit all transfer requests via U.S. mail.
As an alternative to submitting transfer requests via U.S. mail, Nationwide may permit these multi-policy investment advisers and Policy Owners to submit transfer requests via Nationwide’s "one-day delay" program, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail. The one-day delay option permits investment advisers and Policy Owners to continue to submit transfer requests via the online account or telephone. However, transfer requests submitted under the one-day delay program via the online account or telephone will not receive the next available Accumulation Unit value. Rather, they will receive the Accumulation Unit value that is calculated at the end of the Valuation Period following the Valuation Period in which the transfer request is received at the Service Center. Transfer requests submitted under the one-day delay program are irrevocable. Policy Owners and investment advisers will receive advance notice of being subject to the one-day delay program. Policy Owners should consult their investment adviser to determine if he/she is a multi-policy investment adviser and subject to transfer restrictions. Nationwide reserves the right to discontinue the availability of the one-day delay program at any time upon advance notice.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Policy Owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The Policy Owner will be notified if a transfer request is rejected.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Policy Owner;
(2)
request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by Policy Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected Policy Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected Policy Owners in their current underlying mutual fund allocation.
Actively Traded Funds
The following list indicates those Sub-Accounts that invest in underlying mutual funds that support active trading strategies ("Actively Traded Funds").
•
Rydex Variable Trust - Banking Fund
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Rydex Variable Trust - Basic Materials Fund
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Rydex Variable Trust - Biotechnology Fund
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Rydex Variable Trust - Commodities Strategy Fund
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Rydex Variable Trust - Electronics Fund
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Rydex Variable Trust - Energy Fund
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Rydex Variable Trust - Energy Services Fund
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Rydex Variable Trust - Financial Services Fund
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Rydex Variable Trust - Health Care Fund
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Rydex Variable Trust - High Yield Strategy Fund
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Rydex Variable Trust - Internet Fund
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Rydex Variable Trust - Leisure Fund
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Rydex Variable Trust - NASDAQ-100® Fund
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Rydex Variable Trust - Precious Metals Fund
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Rydex Variable Trust - Real Estate Fund
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Rydex Variable Trust - Retailing Fund
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Rydex Variable Trust - S&P 500 Pure Growth Fund
•
Rydex Variable Trust - S&P 500 Pure Value Fund
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Rydex Variable Trust - S&P MidCap 400 Pure Growth Fund
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Rydex Variable Trust - S&P MidCap 400 Pure Value Fund
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Rydex Variable Trust - S&P SmallCap 600 Pure Growth Fund
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Rydex Variable Trust - S&P SmallCap 600 Pure Value Fund
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Rydex Variable Trust - Technology Fund
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Rydex Variable Trust - Telecommunications Fund
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Rydex Variable Trust - Transportation Fund
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Rydex Variable Trust - Utilities Fund

Limited Transfer Funds
The following list indicates those Sub-Accounts that invest in mutual funds that prohibit active trading strategies ("Limited Transfer Funds").
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Advisors Preferred Trust - Quantified Gold Futures Tracking Portfolio (formerly, Advisors Preferred Trust - Gold Bullion Strategy Portfolio)
•
Alger Capital Appreciation Portfolio: Class I-2 Shares
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AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class B
•
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A
•
ALPS Variable Investment Trust - ALPS/Alerian Energy Infrastructure Portfolio: Class III
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American Funds Insurance Series® - Asset Allocation Fund: Class 4
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American Funds Insurance Series® - Global Small Capitalization Fund: Class 4
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American Funds Insurance Series® - Growth Fund: Class 4
•
American Funds Insurance Series® - Growth-Income Fund: Class 4
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American Funds Insurance Series® - International Fund: Class 4
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American Funds Insurance Series® - New World Fund®: Class 4
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American Funds Insurance Series® - The Bond Fund of America: Class 4
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American Funds Insurance Series® - Washington Mutual Investors Fund: Class 4
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BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class III
•
BlackRock Variable Series Funds II, Inc. - BlackRock Total Return V.I. Fund: Class III
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BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
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Cantor Fitzgerald Variable Insurance Trust - Cantor Fitzgerald Commodity Return Strategy Portfolio: Class 1 (formerly, Credit Suisse Trust - Commodity Return Strategy Portfolio: Class 1)
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Columbia Funds Variable Series Trust II - Columbia Variable Portfolio - Seligman Global Technology: Class 2 (formerly, Columbia Funds Variable Insurance Trust II - Columbia Variable Portfolio - Seligman Global Technology: Class 2)
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DFA Investment Dimensions Group Inc. - Dimensional VA Equity Allocation Portfolio: Institutional Class
•
DFA Investment Dimensions Group Inc. - Dimensional VA Global Bond Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VA Global Moderate Allocation Portfolio: Institutional Class
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DFA Investment Dimensions Group Inc. - Dimensional VA International Small Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VA International Value Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VA Short-Term Fixed Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Large Value Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Targeted Value Portfolio
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DFA Investment Dimensions Group Inc. - Dimensional VIT Inflation-Protected Securities Portfolio: Institutional Class
•
Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class
•
Federated Hermes Insurance Series - Federated Hermes Kaufmann Fund II: Service Shares
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Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares
•
Fidelity Variable Insurance Products Fund - VIP Balanced Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Disciplined Small Cap Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2

•
Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP International Capital Appreciation Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Strategic Income Portfolio: Service Class 2
•
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2
•
First Eagle Variable Funds - Overseas Variable Fund
•
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2
•
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
•
Guggenheim Variable Funds Trust - Series E (Total Return Bond Series)
•
Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)
•
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares
•
Invesco - Invesco V.I. Diversified Dividend Fund: Series I Shares
•
Invesco - Invesco V.I. Global Fund: Series II
•
Invesco - Invesco V.I. Global Real Estate Fund: Series I Shares
•
Invesco V.I. International Growth Fund: Series II
•
Janus Aspen Series - Janus Henderson Balanced Portfolio: Institutional Shares
•
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares
•
Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares
•
Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Institutional Shares
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John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series II
•
Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
•
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I
•
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class II
•
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC
•
MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class
•
MFS® Variable Insurance Trust - MFS Utilities Series: Service Class
•
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class II
•
Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth & Income Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I

•
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class I
•
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I
•
New York Life Investments VP Funds Trust - NYLIM VP MacKay Convertible Portfolio: Service 2 Class (formerly, New York Life Investments VP Funds Trust - NYLI VP MacKay Convertible Portfolio: Service 2 Class)
•
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Emerging Markets Bond Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Global Core Bond (Hedged) Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class
•
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
•
Putnam Variable Trust - Putnam VT Income Fund: Class IB
•
Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
•
Rydex Variable Trust - Global Managed Futures Fund
•
Rydex Variable Trust - Multi-Hedge Strategies Fund
•
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II
•
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
•
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
•
The Merger Fund VL - The Merger Fund VL: Class I
•
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
•
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class
•
Vanguard Variable Insurance Fund - Balanced Portfolio
•
Vanguard Variable Insurance Fund - Capital Growth Portfolio
•
Vanguard Variable Insurance Fund - Conservative Allocation Portfolio
•
Vanguard Variable Insurance Fund - Diversified Value Portfolio
•
Vanguard Variable Insurance Fund - Equity Income Portfolio
•
Vanguard Variable Insurance Fund - Equity Index Portfolio
•
Vanguard Variable Insurance Fund - Global Bond Index Portfolio
•
Vanguard Variable Insurance Fund - Growth Portfolio
•
Vanguard Variable Insurance Fund - High Yield Bond Portfolio
•
Vanguard Variable Insurance Fund - International Portfolio
•
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio
•
Vanguard Variable Insurance Fund - Moderate Allocation Portfolio
•
Vanguard Variable Insurance Fund - Real Estate Index Portfolio
•
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio
•
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio

•
Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio
•
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio
•
Victory Variable Insurance Funds II - Victory Pioneer Bond VCT Portfolio: Class II
•
Victory Variable Insurance Funds II - Victory Pioneer Mid Cap Value VCT Portfolio: Class II
•
Victory Variable Insurance Funds II - Victory Pioneer Strategic Income VCT Portfolio: Class II
•
Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class A
Fixed Account Transfers
The Policy Owner is not permitted to make transfers to and from the Fixed Account, see The Fixed Account. Cash Value in the Fixed Account is available upon a full surrender of the policy.
Indexed Interest Options Transfers
Prior to the policy's Maturity Date, the Policy Owner may make transfers to the indexed interest options. These transfers will be in dollars.
Transfers from the indexed interest options are restricted as follows:
•
Transfers from the indexed interest options are not permitted, except for Index Segment Maturity Value on Index Segment Maturity Dates.
Transfers to the indexed interest options are processed as follows:
•
Transfers to the indexed interest options are applied to the Fixed Account as a Pending Sweep Transaction on the day on which the transfer request is received.
•
The Policy Owner may change instructions for, or transfer, Pending Sweep Transaction amounts at any time prior to the end of business on the applicable Sweep Date.
•
On the applicable Sweep Date, after processing for monthly deductions and other policy charges, loans and partial surrenders, Pending Sweep Transactions are allocated to the indexed interest strategies according to the transfer instructions in effect on the Sweep Date.
Transfer of Index Segment Maturity Value:
•
On Index Segment Maturity Dates, Index Segment Maturity Value (in excess of any amount required to satisfy monthly deductions and other policy charges assessed, partial surrenders, and/or amounts transferred to the policy loan account) will be transferred to policy investment options according to your allocation instructions in effect for Index Segment Maturity Value, subject to the terms and conditions described in Transfers Among and Between the Policy Investment Options.
•
Nationwide reserves the right to restrict the transfer of Index Segment Maturity Value out of the indexed interest options. Nationwide will notify the Policy Owner of any such transfer restriction prior to the Sweep Date or start of a new Index Segment.
•
If the Policy Owner has not provided specific instructions for transfer of Index Segment Maturity Value, it will be applied to create a new Index Segment in the same indexed interest strategy from which it matured.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by Internet by logging on to the Policy Owner's online account at www.nationwide.com or at www.nationwideadvisory.com
•
by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
•
by mail to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835
•
by fax at 1-888-677-7393
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator. Nationwide may also be required to provide information about a specific policy to government regulators.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Specification Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a Policy Owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit, Rider benefits, and Cash Value accordingly.
Under limited circumstances and at the request of the Policy Owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the Variable Account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the Variable Account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify Policy Owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

It is important to remember that the portion of any amounts allocated to Nationwide’s general account, including any amounts allocated to the Fixed Account or the indexed interest options, and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the Variable Account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The Policy Owner may name a contingent owner who will become the Policy Owner if the Policy Owner dies before Proceeds become payable. Otherwise, ownership will pass to the Policy Owner's estate, if the Policy Owner is not the Insured.
Policy Owner Rights
The Policy Owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•
changing the Policy Owner, contingent owner, and beneficiary;
•
assigning, and/or exchanging the policy;
•
requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•
changing insurance coverage such as death benefit option changes, adding or removing Riders, decreasing the Base Policy Specified Amount, and/or decreasing any Long-Term Care Specified Amount
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the Policy Owner may name a different Policy Owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a Policy Owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies before the Insured dies, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the Policy Owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured dies and before any Proceeds become payable. A Policy Owner may name more than one contingent beneficiary. Unless specified otherwise by the Policy Owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Community Property States
In community property states, the Policy Owner’s spouse may have a community property interest in the Proceeds of a life insurance policy even if the spouse is not a named party on the policy. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Policy Owner should seek legal advice regarding the applicability of community property laws to the policy and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the policy.

Purchasing a Policy
The policy is available for Insureds between the Attained Ages of 18 and 80. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide normally uses the medical or paramedical method to assign underwriting classes, which may require a medical examination. Nationwide may also offer an accelerated underwriting option with limited underwriting classes that generally does not require a medical examination, if the proposed Insured qualifies. If offered, prospective purchasers may opt out of accelerated underwriting for normal underwriting which can result in a more or less favorable underwriting classification and accordingly lower or higher policy charges. Generally, accelerated underwriting may result in higher policy charges for healthier Insureds if they could otherwise qualify for a more favorable underwriting classification through normal underwriting. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
Prior to the later of May 6, 2024 or the date of state approval, the minimum Base Policy Specified Amount was $500,000 for Insureds Issue Age 18-64, and $100,000 for Insureds Issue Age 65-80. On and after the later of May 6, 2024 or the date of state approval, the minimum Base Policy Specified Amount is $100,000 for all Insured Issue Ages for both In Force policies and new issues. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Initial Premium Payment
The required initial Premium payment amount is stated in the Policy Specification Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and the Insured’s age, sex, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Insurance Coverage
Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid (including any additional Premium determined necessary through the underwriting process), and the policy is issued while the Insured is alive. Nationwide has the right to reject any application for insurance, in which case Nationwide will return the Premium payment within two business days of the date Nationwide rejects the application.
After Nationwide approves an application, insurance coverage will begin and will be In Force on the Policy Date shown in the Policy Specification Pages. Nationwide begins deducting policy charges on the Policy Date. Changes in the Base Policy Specified Amount (which may only be requested after the first policy year) will be effective on the next Policy Monthaversary after Nationwide approves the change request.
Insurance coverage will end upon the Insured's death, when Nationwide begins to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended. Coverage will also end if the policy Lapses.
Temporary Insurance Coverage
Temporary insurance coverage (of an amount equal to the Base Policy Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect. Prospective purchasers must submit a temporary insurance agreement and make an initial Premium payment. The amount of this initial Premium payment will depend on the initial Base Policy Specified Amount, choice of death benefit option, and any Riders elected. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. If full coverage is denied, the temporary insurance coverage will terminate five days from the date Nationwide mails a termination notice (accompanied by a refund equal to the Premium payment made). If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect. Allocation of the initial Net Premium will be determined by the right to examine law of the state in which the policy is issued.
Right to Cancel (Examination Right)
Under state law a Policy Owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days.

In order to cancel the policy during the right to cancel period, a Policy Owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor written cancellation requests received in good order by the last day of the right to cancel period (if returned by US mail, the request must be post-marked by the last day of the right to cancel period). If the policy is canceled during the right to cancel period, Nationwide will treat the policy as if it was never issued.
Written cancellation requests received after the close of business on the date the right to cancel period expires will not be canceled free of charge.
Within seven days of receipt of a written cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted.
Allocation of Net Premium During Right to Cancel Period
Where state law requires the return of initial Premium for cancellations during the right to cancel period, Nationwide will allocate initial Net Premium to the fixed interest options as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the right to cancel period expires. At the expiration of the right to cancel period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and fixed interest options based upon the allocation instructions in effect at the time.
Nationwide reserves the right to apply any Net Premium allocated to the indexed interest options to the Fixed Account until the next applicable Sweep Date after the right to cancel period expires.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Sub-Account Investment Experience . Premium payment reminder notices will be sent according to the Premium payment schedule selected by the Policy Owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy Owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•
Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•
Nationwide will refuse and refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance. Refunds of Premium will be processed from the policy investment options in the order described in Partial Surrender.
•
Nationwide will monitor Premiums paid and will notify Policy Owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•
Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments, see Policy Loans.
Premium payments will be allocated to the Sub-Accounts and indexed interest options according to the allocation instructions in effect at the time the Premium is received, subject to availability.
Premium allocations to the indexed interest options will be applied to the Fixed Account as a Pending Sweep Transaction on the day they are received. On the applicable Sweep Date, Pending Sweep Transactions will be allocated to the indexed interest strategies, after processing for monthly deductions and other policy charges, loans and partial surrenders, according to the allocation instructions in effect on the day on which the Net Premium was received, unless changed by any transfer requests received in the meantime. Therefore, as a result of any of the deductions described above, the Cash Value applied to the indexed interest strategy may be less than the amount applied as the Pending Sweep Transaction.
The Policy Owner may change how future Premium will be allocated at any time while the policy is In Force by notifying Nationwide in writing.

Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•
the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•
amounts allocated to the indexed interest options, including credited interest;
•
amounts in the Fixed Account, including credited interest; and
•
amounts allocated to the declared rate policy loan account and/or investment advisory policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders and Returned Premium.
Changing the Amount of Insurance Coverage
After the first policy year, the Policy Owner may request to decrease the Base Policy Specified Amount. Increases to the Base Policy Specified Amount are not permitted under the policy. To decrease the Base Policy Specified Amount, the Policy Owner must submit in good order, a written request to the Service Center. Changes to the Base Policy Specified Amount will become effective on the next Policy Monthaversary after Nationwide approves the request unless the Policy Owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value or Lapse protection provided by the No-Lapse Guarantee Policy Continuation provision would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Base Policy Specified Amount decreases to one each policy year. Changes to the Base Policy Specified Amount will typically alter the Death Benefit.
Decreases to the Base Policy Specified Amount may decrease the amount of policy charges. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Base Policy Specified Amount shown in the Policy Specification Pages. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Terminating the Policy
There are several ways that the policy can terminate. The policy will automatically terminate when the Insured dies, the policy reaches the Maturity Date and is not extended (see Policy Maturity), or the Grace Period ends. The policy will also terminate if it is fully surrendered.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The Policy Owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the Policy Owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the Policy Owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments.
Reminders, Reports, and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to Policy Owners upon request. Nationwide will also send quarterly and annual statements that show:
•
the Base Policy Specified Amount;
•
Premiums paid;

•
all charges since the last report;
•
the current Cash Value;
•
the Cash Surrender Value; and
•
Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial surrenders, and loans are generated and mailed automatically. Policy Owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the policy. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. Copies may be obtained by contacting the Service Center. At any time after the first policy year, Policy Owners may ask for an illustration of future benefits and values under the policy, see Service Fee.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS
When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple Policy Owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the Policy Owner(s). Household delivery will continue for the life of the policies. A Policy Owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center. Individual delivery will resume within 30 days after receiving such notification.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table. The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
No-Lapse Guarantee Policy Continuation	Prevents Lapse during the No-Lapse Guarantee Period if Premium requirements are satisfied	Standard
● The No-Lapse Guarantee Period is elected at the
time of application and cannot be changed after the
policy is issued
● The No-Lapse Guarantee Monthly Premium can
change due to action by the Policy Owner
● When the No-Lapse Guarantee Period ends, the
policy may be at risk of Lapse
See No-Lapse Guarantee Policy Continuation

Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard
● Transfers are only permitted from a limited number
of Sub-Accounts
● The Fixed Account is not available as an originating
investment option
● Transfers may not be directed to the Fixed Account
● Nationwide may modify, suspend, or discontinue
these programs at any time
● Transfers are only made monthly
See Policy Owner Services

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard	● Assets in the Fixed Account are excluded from the program ● Rebalances only permitted on a three, six, or 12 month schedule See Policy Owner Services
Automated Income Monitor	Systematic partial surrender and/or policy loan program to take an income stream of scheduled payments from the Cash Value	Standard
● Only available to policies that are not modified
endowment contracts
● Policy Owners are responsible for monitoring the
policy to prevent Lapse
● Program will terminate upon the occurrence of
specified events
● Nationwide may modify, suspend, or discontinue the
program at any time
See Policy Owner Services

Declared Rate Policy Loans	Provide for policy loans	Standard	● Minimum loan amount is $200 See Policy Loans
Investment Advisory Policy Loans	Provide for policy loans for investment advisory fees	Standard	● Limited availability ● Subject to an annual maximum amount for any Policy Year ● Nationwide reserves the right to stop offering at any time See Policy Loans
Accelerated Death Benefit for Chronic Illness Rider	Provides for chronic illness benefit payments	Optional
● Subject to eligibility requirements
● Insured must be between Attained Age 18 and 65
when the policy is issued
● Not available if the Long-Term Care Rider II is
elected
● Insured must be certified by a licensed health care
practitioner within 30 days prior to submitting a
claim
● Subject to annual and lifetime dollar amount
limitations
● 90-day waiting period applies for the first claim;
waiting period may apply for subsequent claims
● Death Benefit must be changed to Death Benefit
Option 1
● Partial Surrenders and Indebtedness will reduce
benefits
● Receipt of accelerated death benefits may be
taxable and may adversely impact eligibility for
other government benefits
● Benefit amount may be reduced because of
benefits paid under other Riders

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Critical Illness Rider	Provides for critical illness benefit payments	Optional
●  Subject to eligibility requirements
● Insured must be between Attained Age 18 and 65
when the policy is issued
●  Insured must have one of the qualifying critical
illness conditions to invoke this Rider
●  Subject to annual and lifetime dollar amount
limitations
●  Death Benefit must be changed to Death Benefit
Option 1
●  Partial Surrenders and Indebtedness will reduce
benefits
●  Receipt of accelerated death benefits may be
taxable and may adversely impact eligibility for
other government benefits
● Benefit amount may be reduced because of
benefits paid under other Riders

Accelerated Death Benefit for Terminal Illness Rider	Provides a one-time terminal illness benefit payment	Optional
● The Rider only applies to the Insured under the
base policy
● Invoking the Rider is subject to eligibility
requirements
● Requested Percentage must not exceed 50% of the
Base Policy Specified Amount
● Amount of the TI Accelerated Death Benefit
Payment must be at least $10,000 and cannot
exceed $250,000
● The minimum Base Policy Specified Amount for the
policy must still be met after processing the
acceleration request
● Timing restrictions on coverage may apply
● Receipt of accelerated death benefits may be
taxable and may adversely impact eligibility for
other government benefits
● Benefit amount may be reduced because of
benefits paid under other Riders

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Rider II	Provides a monthly benefit by accelerating a portion of the Base Policy Specified Amount for qualified long-term care services	Optional
● Must be elected at application
● If this Rider is elected, the Accelerated Death
Benefit for Chronic Illness Rider is not available
● Underwriting and approval of the Rider are
separate and distinct from that of the policy
● Insured must be between Attained Age 21 and 80
when the Rider is elected
● Long-Term Care Specified Amount must be at least
$100,000 and no more than the maximum
determined in underwriting
● Increases of the Long-Term Care Specified Amount
are not permitted
● Subject to maximum monthly benefit
● Subject to eligibility requirements to invoke the
Rider
● Subject to an elimination period, a 90-day waiting
period, before benefits are paid
● Written notice of claim is required
● Benefit associated with the Rider may not cover all
long-term care costs incurred
● The Rider does not provide benefits for chronic
illness resulting from suicide attempts, the
commission of felonies, alcoholism or drug
addiction, or war. The Rider also does not cover
preexisting conditions not disclosed in the
application for the Rider if the need for services
begins during the first six months after the Rider
effective date.
● While benefit is being paid no loans or partial
surrenders may be taken

Overloan Lapse Protection Rider II	Prevent the policy from Lapsing due to Indebtedness	Optional
● Subject to eligibility requirements to invoke the
Rider
● Election to invoke is irrevocable
● Once invoked, all other Riders terminate
● Cash Value will be transferred to the Fixed Account
and may not be transferred out
● No further loans or partial surrenders may be taken
from the policy

Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insured. The Insured is assigned to an underwriting classification based upon his/her Attained Age, sex (if not unisex classified), tobacco rate type, and health. The Policy Owner can request an illustration of specific costs and/or see the Policy’s Specification Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time, subject to the guaranteed maximum rates stated in the Policy Specification Pages. Changes in policy and/or Rider charges and rates vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, morbidity experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insureds of the same Issue Age, sex, rate class, rate type, and Base Policy Specified Amount, whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see Fee Table.
Monthly Charges
Monthly charges and deductions include the following charges:
(1)
Sub-Account charges:
a.
Percent of Sub-Account Value Charge; and
b.
Low Cost Sub-Account Fee, if applicable.
(2)
Coverage charges:
a.
Cost of Insurance Charge,
b.
Per $1,000 of Specified Amount Charge, and
c.
Any rider charges, if applicable (see Policy Riders and Rider Charges).
Each of these charges are described in more detail below.
How Monthly Charges are Deducted
Sub-Account Charges. The Percent of Sub-Account Value Charge is deducted proportionally from the Cash Value in the Sub-Accounts, unless Directed Monthly Deductions are elected. The Low Cost Sub-Account Fee, if applicable, is deducted from the Cash Value in the corresponding Sub-Account(s) that impose the Low Cost Sub-Account Fee, unless Directed Monthly Deductions are elected.
If Directed Monthly Deductions are elected, and the selected investment option’s value is insufficient to cover the full monthly deduction, the remainder of the monthly deduction for the Sub-Account charges will be deducted proportionally from the Cash Value in the Sub-Accounts. The Fixed Account is not available for Directed Monthly Deductions of the Sub-Account charges.
Coverage Charges. The coverage charges are taken from the policy investment options successively until each is exhausted in the following order, unless Directed Monthly Deductions are elected:
1.
first from the Fixed Account, excluding Pending Sweep Transactions; then
2.
proportionally from the Pending Sweep Transactions; then
3.
from the Index Segment Maturity Value of any Index Segments as described in Order of Processing from the Indexed Interest Strategies, see Indexed Interest Options; then
4.
proportionally from the Sub-Accounts; then
5.
from the unmatured Index Segments of the indexed interest strategies as described in Order of Processing from the Indexed Interest Strategies, see Indexed Interest Options.
During the No-Lapse Guarantee Period, Directed Monthly Deductions are not available for the coverage charges.
Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the declared rate policy loan account or the investment advisory policy loan account. For a complete description of how loan interest is credited and charged, see Policy Loans.

Sub-Account Charges
Percent of Sub-Account Value Charge
The Percent of Sub-Account Value Charge is deducted monthly as described in How Monthly Charges are Deducted. The charge may vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge is intended to compensate Nationwide for assuming the risk associated with mortality, operational expenses, regulatory changes, and state and federal taxes, with a margin for profit and overall expenses. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts, and any Low Cost Sub-Account Fees if applicable.
The maximum guaranteed Percent of Sub-Account Value Charge is equal to an annualized rate of 1.00% of all Cash Value allocated among the policy’s Sub-Accounts for all policy years. The Percent of Sub-Account Value Charge that is currently assessed is $0.00.
Low Cost Sub-Account Fee
For allocations to certain Sub-Accounts, Nationwide deducts a Low Cost Sub-Account Fee. The Low Cost Sub-Account Fee is assessed on allocations to certain Sub- Accounts that invest in underlying mutual funds that do not pay Nationwide sufficient mutual fund service fee payments, which compensate Nationwide for promoting, marketing, and administering the policy and the underlying mutual funds. To the extent that any Low Cost Sub-Account Fees collected exceed actual expenses associated with promoting, marketing, and administering the policy, Nationwide may realize a profit from this charge.
The Sub-Accounts that are subject to a Low Cost Sub-Account Fee are indicated below. The fee will be calculated by multiplying the Cash Value in any Sub-Accounts that have a Low Cost Sub-Account Fee by the applicable Low Cost Sub-Account Fee charge rate. The determination of which Sub-Accounts impose a Low Cost Sub-Account Fee is made by Nationwide at its sole discretion. Nationwide may add, change, or remove a Low Cost Sub-Account Fee from any Sub-Account at its sole discretion upon written or online notice to Policy Owners. In the event Nationwide determines to add a Low Cost Sub-Account Fee to an existing Sub-Account, Nationwide will not impose the Low Cost Sub-Account Fee on existing allocations to that Sub-Account. The maximum Low Cost Sub-Account Fee applicable for any Sub-Account is 1.00%.
Some of the indicated Sub-Accounts may not be available due to the date your policy was issued. Refer to Appendix A: Underlying Mutual Funds Available Under the Policy for more information regarding Sub-Account availability.
Sub-Accounts with a Low Cost Sub-Account Fee equal to an annualized rate of up to 0.35%:
•
DFA Investment Dimensions Group Inc. - Dimensional VA Equity Allocation Portfolio: Institutional Class
•
DFA Investment Dimensions Group Inc. - Dimensional VA Global Bond Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VA Global Moderate Allocation Portfolio: Institutional Class
•
DFA Investment Dimensions Group Inc. - Dimensional VA International Small Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VA International Value Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VA Short-Term Fixed Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Large Value Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Targeted Value Portfolio
•
DFA Investment Dimensions Group Inc. - Dimensional VIT Inflation-Protected Securities Portfolio: Institutional Class
•
Fidelity Variable Insurance Products Fund - VIP Floating Rate High Income Portfolio: Initial Class
•
Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class Y
•
Northern Lights Variable Trust - TOPS Aggressive ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Aggressive Growth ETF Portfolio: Class 1)
•
Northern Lights Variable Trust - TOPS Moderate ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Moderate Growth ETF Portfolio: Class 1)

•
Northern Lights Variable Trust - TOPS Moderately Aggressive ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Growth ETF Portfolio: Class 1)
•
Northern Lights Variable Trust - TOPS® Balanced ETF Portfolio: Class 1
•
Northern Lights Variable Trust - TOPS® Conservative ETF Portfolio: Class 1
•
Vanguard Variable Insurance Fund - Balanced Portfolio
•
Vanguard Variable Insurance Fund - Capital Growth Portfolio
•
Vanguard Variable Insurance Fund - Conservative Allocation Portfolio
•
Vanguard Variable Insurance Fund - Diversified Value Portfolio
•
Vanguard Variable Insurance Fund - Equity Income Portfolio
•
Vanguard Variable Insurance Fund - Equity Index Portfolio
•
Vanguard Variable Insurance Fund - Global Bond Index Portfolio
•
Vanguard Variable Insurance Fund - Growth Portfolio
•
Vanguard Variable Insurance Fund - High Yield Bond Portfolio
•
Vanguard Variable Insurance Fund - International Portfolio
•
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio
•
Vanguard Variable Insurance Fund - Moderate Allocation Portfolio
•
Vanguard Variable Insurance Fund - Real Estate Index Portfolio
•
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio
•
Vanguard Variable Insurance Fund - Small Company Growth Portfolio
•
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio
•
Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio
•
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio
Sub-Accounts with a Low Cost Sub-Account Fee equal to an annualized rate of up to 0.20%:
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Alger Capital Appreciation Portfolio: Class I-2 Shares
•
Cantor Fitzgerald Variable Insurance Trust - Cantor Fitzgerald Commodity Return Strategy Portfolio: Class 1 (formerly, Credit Suisse Trust - Commodity Return Strategy Portfolio: Class 1)
•
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares
•
Janus Aspen Series - Janus Henderson Balanced Portfolio: Institutional Shares
•
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares
•
Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Institutional Shares
•
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I
•
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class Y
•
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y
•
Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
•
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class

Coverage Charges
Cost of Insurance Charge
A Cost of Insurance Charge is deducted monthly as described in How Monthly Charges are Deducted. The charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits to be paid under the policy, compensation for assuming lapse and investment risks, with a margin for profit and overall expenses.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The Cost of Insurance Charge rates range between $0.00 per $1,000 of Net Amount At Risk and $83.34 per $1,000 of Net Amount At Risk. The Net Amount At Risk for an In Force policy will vary by factors including the Base Policy Specified Amount, death benefit option, elected life insurance qualification test, and the policy’s Cash Value, including Investment Experience, interest crediting, payment of Premium, partial surrenders, and policy and Rider charges. The cost of insurance rate will vary by the Insured's sex, Issue Age, underwriting class, how long the policy has been In Force, and the Base Policy Specified Amount. The cost of insurance rates are based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase. On a current basis, the cost of insurance rate is 0.00 during the No-Lapse Guarantee Period.
The cost of insurance rate(s) will never be greater than what is shown in the Policy Specification Pages.
Per $1,000 of Specified Amount Charge
A per $1,000 of Specified Amount charge is deducted monthly as described in How Monthly Charges are Deducted. The per $1,000 of Specified Amount charge is intended to compensate Nationwide for expenses associated with sales, underwriting, distribution, and issuance of the policy, with a margin for profit and overall expenses.
The per $1,000 of Specified Amount charge is calculated by dividing the Base Policy Specified Amount in effect on the Policy Date by $1,000, and the result is then multiplied by the applicable respective charge rate. The charge will not be reduced or removed even if the Base Policy Specified Amount is later decreased.
The guaranteed maximum charge rate is stated in the Policy Specification Pages. On a current basis, Nationwide may charge less than the guaranteed maximum rate. During the No-Lapse Guarantee Period, the current rates range from $0.05525 to $6.576 per $1,000 of Base Policy Specified Amount, and after the No-Lapse Guarantee Period, current rates ranges from $0.005 to $0.25 per $1,000 of Base Policy Specified Amount.
The monthly per $1,000 of Specified Amount charge rate may vary by the Base Policy Specified Amount, Insured’s Attained Age, and death benefit option, sex, rate class, and rate type, in effect on the Policy Date.
Monthly per $1,000 of Specified Amount charge rates are generally lower for Insureds who are younger and in good health, larger Base Policy Specified Amounts, and policies with Death Benefit Option 1. A Policy Owner should request an illustration from his/her financial professional to determine how various levels of coverage, and Death Benefit option impact the cost of the policy.
Nationwide may assess the monthly per $1,000 of Specified Amount charge in all policy years on a guaranteed basis. Currently, the charge is assessed for 10 years measured from the Policy Date.
Transaction Fees
Percent of Premium Charge
Nationwide deducts a percent of Premium charge for any Premium payment applied to a policy that is in excess of the no-lapse guarantee annual premium. For the first policy year, the no-lapse guarantee annual premium is equal to the no-lapse guarantee monthly premium stated in the Policy Specification Pages multiplied by twelve. The no-lapse guarantee annual premium is recalculated on each policy anniversary and will not change during a policy year. For any policy year after the first policy year, the no-lapse guarantee annual premium is equal to the No-Lapse Guarantee Monthly Premium in effect at the beginning of the policy year multiplied by twelve.
The Percent of Premium Charge rate is equal to the applicable state Premium tax based upon your state of residence, which is the actual amount of tax liability Nationwide incurs. The applicable Percent of Premium Charge rate is determined by Nationwide at the time the Premium is processed. The Percent of Premium Charge rate will only change if the tax liability that Nationwide incurs for your policy changes. A change in your state of residence may result in a change to the Percent of Premium Charge rate for your policy. Nationwide will not retroactively adjust the Percent of Premium Charge. The guaranteed maximum Percent of Premium Charge rate applicable to your policy is stated in the Policy Specification Pages. For more information on state variations in the Percent of Premium Charge, see Appendix B: State Variations.
The Percent of Premium Charge does not otherwise compensate Nationwide for any expenses related to the policy, and Nationwide does not provide for a margin of profit through this charge.
On a guaranteed basis, the maximum Percent of Premium Charge rate is 5.00%.
Nationwide may waive some or all of the Percent of Premium Charge on the initial Premium paid into a policy as part of a Nationwide sponsored exchange program to another Nationwide policy as permitted under the securities laws and/or rules or by order of the SEC.
Indexed Interest Strategy Charge
An indexed interest strategy charge may be assessed at the time an Index Segment is created. The charge will be deducted from the amount being applied to the Index Segment. This charge is intended to compensate Nationwide for the costs of hedging and investment related expenses associated with the indexed interest strategies. The indexed interest strategy charge is calculated by multiplying the dollar amount applied to an indexed interest strategy by the applicable indexed interest strategy charge rate. The indexed interest strategy charge rates may vary by indexed interest strategy and the date on which an Index Segment is created, but will never exceed 1.00%. Currently, the indexed interest strategy charge is 0.00% for all indexed interest strategies. On a guaranteed basis, the charge will be no more than the current floor rate for an Index Segment minus 0.25%.
Service Fees
Nationwide may charge a fee to cover the administrative cost of processing certain Policy Owner service requests such as requests for:
•
policy loans;
•
copies of transaction confirmations and statements; and
•
illustrations of future benefits and values.
Although Nationwide currently waives service fees, it may elect in the future to assess a service fee. The guaranteed maximum service fee is $25.00 per service request. Service fees are not deducted from the policy and must be paid by check or money order at the time the service is requested. In the event Nationwide charges a fee for an illustration of future benefits and values, one report per policy year will be provided free of charge.
Partial Surrender Fee
Partial Surrender Fees are deducted from the partial surrender amount requested. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 5% of the amount surrendered.
Surrender Charge
There are no surrender charges upon a full surrender of the policy.
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the underlying mutual funds in which the Sub-Accounts invest. Policy Owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy Owners may visit the website listed in Appendix A: Underlying Mutual Funds Available Under the Policy or contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.

Reduction of Charges
The policy may be purchased by individuals, corporations, and other entities. Nationwide may reduce or eliminate certain charges where the size or nature of the group allows Nationwide to realize savings with respect to sales, underwriting, administrative, or other costs. Additionally, when the policy is purchased through a distributor that generally has lower associated policy expense characteristics due to commission arrangements and/or total Premium, Nationwide may reduce one or more policy charges. Where prohibited by state law, Nationwide will not reduce charges associated with the policy.
Nationwide determines the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium Nationwide expects to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time Nationwide expects the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.
Nationwide may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges. Policy Owners should consult with a financial professional about reductions available and, where appropriate, obtain an illustration demonstrating the impact of any reduced charges on the policy.
Nationwide may change both the extent and the nature of the charge reductions. Any charge reductions will be applied in a way that is not unfairly discriminatory to Policy Owners and will reflect the differences in costs of services provided.
Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables that distinguish between men and women. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the percentage or amounts paid as commission, expense allowance, or marketing allowance, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations. However, the total Premium based compensation will not exceed the maximum (145% of Premiums paid during the first Policy Year up to the commissionable target premium, plus 3% of any Premium paid in excess of the commissionable target premium during the first Policy Year). In addition to any Premium-based amount, Commission may also be paid as an asset-based amount. If an asset-based commission is paid, it will not exceed 0.20% of the non-loaned Cash Value per year. Commissionable target premium is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to, providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.

Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the policies as well as assist such firms with marketing or advertisement costs.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual financial professionals typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy Owners should consult the financial professional to know the exact compensation arrangement associated with this policy.
Some Policy Owners may utilize an investment adviser to manage their assets, for which the investment adviser assesses a fee. Investment advisers do not receive a commission from Nationwide for policies sold, unless they are also the financial processional selling the policy in a capacity other than as an investment adviser.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The Variable Account aggregates Policy Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund each business day. The Variable Account (not the Policy Owners) is the underlying mutual fund shareholder. When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing Policy Owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•
Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•
Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). If consistent with applicable law, such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.

Some of the underlying mutual funds do not pay mutual fund service fee payments to Nationwide or pay lower mutual fund service fee payments than necessary to support Nationwide’s pricing and risk objectives. In an effort to offset expenses that would otherwise be offset by mutual fund service fee payments, Nationwide assesses a Low Cost Sub-Account Fee on allocations to certain Sub-Accounts that invest in underlying mutual funds that do not make such payments. To the extent that any Low Cost Sub-Account Fees collected exceed actual expenses associated with promoting, marketing, and administering the policy, Nationwide may realize a profit from this charge.
Amount of Payments Nationwide Receives
For the year ended December 31, 2025, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.50% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm. Other factors Nationwide may consider during the identification process are: whether the underlying mutual fund's advisor or sub-advisor is a Nationwide affiliate; whether the underlying mutual fund or its service providers (e.g., the investment advisor or sub-advisors), or its affiliates will make mutual fund service fee payments to Nationwide or its affiliates in connection with certain administrative, marketing, and support services; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the policies. For additional information on these arrangements, see Types of Payments Nationwide Receives. Nationwide reviews the funds periodically and may remove a fund or limit its availability to new contributions and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations from Policy Owners, see Variable Investment Options and Addition, Deletion or Substitution of Mutual Funds.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy Owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses will result in lower policy investment performance.
Policy Riders and Rider Charges
Policy Owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see Fee Table. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Some Rider charges are assessed starting on the Policy Date and each Policy Monthaversary by taking deductions from the Cash Value. If a Rider with a monthly charge is elected after the Policy Date, Rider charges will begin to be deducted on the first Policy Monthaversary after Nationwide approves the request unless the Policy Owner requests and Nationwide approves a different date. Some Riders assess a one-time charge upon invoking the Rider.

Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see Fee Table.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals and Loans.
Accelerated Death Benefit for Chronic Illness Rider
The benefit associated with this Rider is that, subject to the Insured meeting the eligibility requirements and Nationwide’s approval of a claim, the Policy Owner can request to be paid a lump sum of up to 20% of the CI Eligible Specified Amount once in any twelve-month period, subject to annual and lifetime dollar amount limitations on the available CI Unadjusted Accelerated Death Benefit Payment defined in the Rider and Policy Specification Pages. The CI Eligible Specified Amount, maximum annual and remaining lifetime CI Unadjusted Accelerated Death Benefit Payment and the maximum amount by which the Base Policy Specified Amount can be reduced and are subject to change if there are changes to Base Policy Specified Amount, change of Death Benefit option in effect, and/or payment of accelerated death benefits from other Riders.
Chronic illness benefit payments represent an advance of a portion of the Base Policy Specified Amount that will ultimately reduce the Cash Value, Cash Surrender Value, Base Policy Specified Amount, and Death Benefit. A Policy Owner may request a CI Unadjusted Accelerated Death Benefit Payment less than the maximum available amount. Choosing an amount less than the available maximum could extend the length of time over which the benefit is available. However, the maximum annual benefit is not cumulative; taking less than the maximum benefit in one year does not add the difference to the maximum annual benefit amount available in succeeding years.
Note: The receipt of accelerated death benefits may be taxable, see Taxes. The eligibility of the recipient to receive Medicaid or other government provided benefits may be adversely impacted. Prior to accepting accelerated death benefits, a tax advisor and applicable social service agencies should be consulted.
Availability
This Rider will be issued on the Policy Date with any policy that is not issued with the Long-Term Care Rider II and for which the Insured’s Attained Age is between 18 and 65 and they meet Nationwide’s underwriting requirements for this Rider.
This Rider is only available for issue on the Policy Date.
Eligibility Requirements
To invoke this Rider, the Insured must be certified by a licensed health care practitioner within 30 days prior to submitting a claim as: (1) having a severe cognitive impairment; or (2) unable to perform without substantial assistance at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair); and (3) being expected to need substantial supervision to protect the Insured from threats to health and safety due to cognitive impairment for the remainder of their life or substantial assistance with activities of daily living for the remainder of their life.
In addition, a 90-day waiting period beginning the day the Insured is certified must be satisfied for the first claim and for any subsequent claim that is submitted more than 90 calendar days after the anniversary of the most recent prior chronic illness benefit payment date.
Proof of care services received or expenses incurred is not required.
Nationwide has the right to verify that all criteria for eligibility have been satisfied, including review of the Insured's medical records and physical examinations of the Insured. Additionally, the following limitations on eligibility apply:
•
the condition a claim is based on must not be the result of an intentionally self-inflicted injury or attempted suicide, while sane or insane;
•
applicable law must not require this benefit to meet the claims of creditors, whether in bankruptcy or otherwise;
•
the Policy Owner must not be required by a government agency to claim this benefit in order to apply for, obtain, or keep a government benefit or entitlement;

•
Nationwide must have received a signed acknowledgment of concurrence with the payment from all assignees, irrevocable beneficiaries, or other parties with an interest in the policy; and
•
the policy must not be disqualified as life insurance as defined in the Internal Revenue Code, as amended, as a result of the chronic illness benefit payment.
Chronic Illness Benefit Payment Calculation – Administrative Charge and Deductions
A benefit payment under this Rider is equal to the CI Unadjusted Accelerated Death Benefit Payment on the applicable chronic illness benefit payment date minus the following charge and deductions in the order listed:
(1)
the Rider’s administrative charge to compensate Nationwide for claims processing and other administrative expenses. The guaranteed maximum Rider administrative charge is $250;
(2)
any due and unpaid Premium and/or policy charges if the policy is in a grace period, which will be applied to the policy as Premium to pay the due and unpaid Premium and/or policy charges; and
(3)
a portion of the CI Unadjusted Accelerated Death Benefit Payment equal to any Indebtedness multiplied by, the number one minus the CI Proportional Reduction Percentage, which will be applied as a loan repayment.
A disclosure statement will be provided at the time of a claim stating the applicable Rider administrative charge, other deductions from the CI Unadjusted Accelerated Death Benefit Payment, and amount of the CI Accelerated Death Benefit Payment, see Calculation of the Accelerated Death Benefit for Chronic Illness.
Impact of Invoking the Accelerated Death Benefit for Chronic Illness Rider on the Policy
Prior to processing the Rider’s benefit payment on the first chronic illness benefit payment date, if the Death Benefit option in effect is not Death Benefit option 1 (level), it will be changed to Death Benefit option 1 (level). The Death Benefit option is not permitted to be changed at any time after the first chronic illness benefit payment date.
On each chronic illness benefit payment date, the Base Policy Specified Amount will be reduced by subtracting a dollar amount equal to the CI Unadjusted Accelerated Death Benefit Payment multiplied by a factor that is the lesser of the applicable guaranteed maximum Base Policy Specified Amount reduction factor stated in the Policy Specification Pages or a non-guaranteed Base Policy Specified Amount reduction factor determined by Nationwide. The result of this calculation will be reduction of the Base Policy Specified Amount by more than the CI Unadjusted Accelerated Death Benefit Payment Amount. Therefore, the total amount of benefit received if this Rider is invoked, Death Benefit Proceeds plus CI Accelerated Death Benefit Payments, will be less than the Death Benefit Proceeds that could be received if this Rider is not invoked.
The non-guaranteed Base Policy Specified Amount reduction factor determined by Nationwide will be calculated so that the CI Accelerated Death Benefit Payment will be at least equal to the reduction to the Cash Surrender Value resulting from payment of a claim, using:
(1)
a mortality assumption which may vary by the Attained Age and sex of the Insured; and
(2)
an interest rate that will not exceed the greater of:
(a)
the then current yield on 90-day treasury bills available on the applicable chronic illness benefit payment date; or
(b)
the then current maximum adjustable policy loan interest rate based on applicable state insurance law limits and the Moody’s Corporate Bond Yield Average – Monthly published by Moody’s Investor Service, Inc., or successor thereto, for the calendar month ending two months before the applicable chronic illness benefit payment date.
Note: The non-guaranteed Base Policy Specified Amount reduction factor will be determined at the time a claim is processed using then current Nationwide’s expectations for mortality for the Insured’s Attained Age and sex and then current interest rates. Higher expected mortality results in a lower non-guaranteed Specified Amount Reduction Factor. Higher interest rates at the time a claim is processed result in a higher non-guaranteed Specified Amount Reduction Factor. Nationwide uses a non-guaranteed Base Policy Specified Amount reduction factor to manage its risk in paying a portion the Death Benefit prior to the Insured’s death while potentially providing a more favorable factor than could be offered if it was guaranteed on the Policy Date. The lower the Base Policy Specified Amount reduction factor used, the greater the CI Accelerated Death Benefit Payment. The applicable non-guaranteed Base Policy Specified Amount reduction factor can be obtained by contacting the Service Center, see Contacting the Service Center.

On a guaranteed basis factors used to reduce the Base Policy Specified Amount will generally be lower as the Insured’s Attained Age increases, which may result in a smaller reduction of the Base Policy Specified Amount for the same CI Unadjusted Accelerated Death Benefit Payment taken at a later Attained Age. However, on a current basis the Base Policy Specified Amount reduction factor calculation can increase or decrease from one year to the next. Contact Nationwide for information about the Base Policy Specified Amount reduction factor applicable to the Insured at any time, see Contacting the Service Center.
A disclosure statement will be provided at the time of a claim stating the amount of the applicable Base Policy Specified Amount reduction factor and the impact of taking the CI Accelerated Death Benefit Payment on policy values.
If a claim for a chronic illness benefit payment is approved by Nationwide, each of the following policy elements are proportionally reduced by multiplying them by the CI Proportional Reduction Percentage:
(1)
if greater than zero, any Cash Value in the order for partial surrenders, see Partial Surrender; and
(2)
any required Premium for the policy, policy features, and any other attached Riders.
Any other policy charges and policy values in effect at the time the request for payment is processed may change to reflect the new Base Policy Specified Amount and Cash Value.
Impact of Partial Surrenders and Indebtedness on Rider Benefits
Taking partial Surrenders may reduce the Base Policy’s Specified Amount, the CI Eligible Specified Amount, and the maximum annual and lifetime CI Unadjusted Accelerated Death Benefit Payment.
Outstanding Indebtedness on the date a CI Accelerated Death Benefit Payment is calculated will reduce the amount of the CI Accelerated Death Benefit Payment, because a portion of any CI Unadjusted Accelerated Death Benefit Payment will be applied as a policy loan repayment. If Indebtedness is great enough, it may result in the entire CI Unadjusted Accelerated Death Benefit Payment, after deduction of the Rider administrative charge and any unpaid Premium or policy charges, being applied as a policy loan repayment. If, after deduction of the Rider administrative charge and any unpaid Premium or Policy charges, Indebtedness remains after application of the entire CI Unadjusted Accelerated Death Benefit Payment as a policy loan repayment, an additional policy loan repayment or Premium payment may be required to keep the policy In Force.
Impact of Invoking the Accelerated Death Benefit for Chronic Illness Rider on other Riders
Any portion of the Death Benefit accelerated to pay benefits under this Rider will reduce the amount available to pay benefits under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount. Benefits paid under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount will reduce the amount available to pay benefits under this Rider.
Before submitting a claim for benefits under this Rider, the Policy Owner should consult his/her financial professional. The Policy Owner can request a disclosure statement projecting the impact of making a claim under this Rider and any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount for which the Insured meets the eligibility requirements. Additionally, illustrations based on the benefit paid as well as other methods of distributing money from the policy, such as loans and partial surrenders, if there is Cash Value, can also be requested, see Contacting the Service Center. These resources can be used by the Policy Owner and their financial professional to determine whether making a claim is consistent with the purchaser’s life insurance objectives, tax situation, and other personal characteristics and needs.
Accelerated Death Benefit for Terminal Illness
If the Insured makes a claim for benefits under this Rider and a rider that permits acceleration of the Death Benefit for terminal illness at the same time, benefits will first be payable under the rider that accelerates the Death Benefit for terminal illness. Any chronic illness benefit payment payable will be based on the CI Eligible Specified Amount after reduction for payment of the accelerated death benefit for terminal illness.
Accelerated Death Benefit for Critical Illness
If the Insured makes a claim for benefits under a Rider that permits acceleration of the Death Benefit for critical illness at the same time, benefits will first be payable under the Rider that accelerates the Death Benefit for critical illness. Any CI Accelerated Death Benefit Payment payable will be based on the CI Eligible Specified Amount after reduction for payment of the accelerated death benefit for critical illness.

Overloan Lapse Protection
Upon invoking the Overloan Lapse Protection Rider II, this Rider will terminate.
Claims
Nationwide requires written proof of claim, consisting of detailed documentation that describes and confirms the Insured is chronically ill and is expected to need substantial supervision to protect the Insured from threats to health and safety due to cognitive impairment or substantial assistance with at least two activities of daily living for the remainder of their life. If Nationwide determines that a benefit trigger has not been met, it will follow internal and external review processes consistent with applicable laws and regulations in the state of issue. Nationwide reserves the right to require that the Insured, at their own expense for any necessary travel, be physically present in the United States, its territories or possessions, at the time of obtaining a written certification and at the time any medical opinions and physical examinations are obtained.
Upon receiving notice of a claim, a disclosure statement will be provided projecting the amount of the applicable Base Policy Specified Amount reduction factor and the impact of taking the CI Accelerated Death Benefit Payment on policy values. Within 30 days of receiving a CI Accelerated Death Benefit Payment, the Policy Owner may return it to the Service Center. The CI Accelerated Death Benefit Payment and related charges will be credited to the policy, and any related changes to the policy will be reversed.
Terminating the Rider
This Rider terminates on the earliest of the following:
(1)
the Policy Monthaversary on or next following the date Nationwide receives the Policy Owner’s written request to terminate this Rider;
(2)
upon termination of the policy to which this Rider is attached;
(3)
an overloan lapse protection Rider, if applicable, is invoked; or
(4)
the Insured’s date of death.
Termination of this Rider, except due to a full surrender of the policy, will not prevent the payment of any accelerated death benefits for a chronic illness that occurred while this Rider was In Force, except when amounts have been paid or are payable as the Death Benefit. If termination of this Rider is due to a full surrender of the policy, no benefit will be payable under this Rider.
Calculation of the Accelerated Death Benefit for Chronic Illness
The CI Accelerated Death Benefit Payment, reduced Base Policy Specified Amount, and reduced Cash Value are calculated in accordance with the formulas and example below:
1.
Calculate the Base Policy Specified Amount after payment of the CI Accelerated Death Benefit Payment:
SApost	=	SApre – Upmt * SARF
Where:
SApost	=	Base Policy Specified Amount after payment of CI Accelerated Death Benefit Payment
SApre	=	Base Policy Specified Amount prior to payment of CI Accelerated Death Benefit Payment
UPmt	=	CI Unadjusted Accelerated Death Benefit Payment
SARF	=	Base Policy Specified Amount reduction factor
2.
Calculate the CI Proportional Reduction Percentage:
PRP	=	SApost / SApre
Where:
PRP	=	CI Proportional Reduction Percentage
SApost	=	Base Policy Specified Amount after payment of CI Accelerated Death Benefit Payment
SApre	=	Base Policy Specified Amount prior to payment of CI Accelerated Death Benefit Payment

3.
Calculate the Accelerated Death Benefit Payment:
ADB	=	[UPmt] – [AC + (1 – PRP) x OPL + UP]
Where:
ADB	=	CI Accelerated Death Benefit Payment
UPmt	=	CI Unadjusted Accelerated Death Benefit Payment
AC	=	Administrative Charge
PRP	=	CI Proportional Reduction Percentage
OPL	=	Indebtedness on the date the benefit is calculated
UP	=	any unpaid Premium which is the amount of any Premium that might be due or payable if the policy is in a Grace Period on the date the benefit is calculated
4.
Calculate the Cash Value after payment of the CI Accelerated Death Benefit Payment:
CVpost	=	CVpre x PRP
Where:
CVpost	=	Cash Value after payment of CI Accelerated Death Benefit Payment
CVpre	=	Cash Value prior to payment of CI Accelerated Death Benefit Payment
PRP	=	CI Proportional Reduction Percentage

Example:
Assume the Base Policy Specified Amount is $500,000 and the CI Unadjusted Accelerated
Death Benefit Payment is $100,000. Also assume a Cash Value of $40,000, Indebtedness in the amount of $10,000, unpaid Premium of $500 and a Rider administrative charge of
$250. The Base Policy Specified Amount reduction factor in this example is 1.5.

Using the above assumptions, the CI Accelerated Death Benefit Payment, the actual net benefit amount that Nationwide will pay, and reduction to the Base Policy Specified Amount and Cash Value are calculated as follows:

1. Calculate the Base Policy Specified Amount after payment of the CI Accelerated Death Benefit Payment:
SApost	=	$500,000 - $100,000 x 1.5
	=	$350,000
2. Calculate the CI Proportional Reduction Percentage:
PRP	=	[($500,000 – $100,000 x 1.5) / $500,000
		$350,000 / $500,000
		0.7
3. Calculate the CI Accelerated Death Benefit Payment:
ADB	=	$100,000 – [$250 + (1 – 0.7) x $10,000+ $500]
ADB	=	$100,000 – [$250 + $3,000 + $500]
ADB	=	$100,000 – $3,750
ADB	=	$96,250
4. Calculate the Cash Value after payment of the CI Accelerated Death Benefit Payment:
CVpost	=	$40,000 x 0.7
	=	$28,000
A disclosure statement providing all of the values necessary to perform the calculation above at a particular point in time and a projection of impacts to policy values is available upon request by contacting the Service Center, see Contacting the Service Center.

Accelerated Death Benefit for Critical Illness Rider
The benefit associated with this Rider is that, subject to the Insured meeting the eligibility requirements and Nationwide’s approval of a claim, the Policy Owner can request to be paid a lump sum of the lesser of 10% of the CRI Eligible Specified Amount or $25,000, subject to annual and lifetime dollar amount limitations on the available CRI Unadjusted Accelerated Death Benefit Payment defined in the Rider and Policy Specification Pages. The CRI Eligible Specified Amount and the maximum annual and remaining lifetime CRI Unadjusted Accelerated Death Benefit Payment, are subject to change if there are changes to Base Policy Specified Amount, change of Death Benefit option in effect, and/or payment of accelerated death benefits from other Riders. The number of claims that may be paid under this Rider is limited to a maximum of 5.
Critical illness benefit payments represent an advance of a portion of the Base Policy Specified Amount that will ultimately reduce the Cash Value, Cash Surrender Value, Base Policy Specified Amount, and Death Benefit. A Policy Owner may request a CRI Unadjusted Accelerated Death Benefit Payment less than the maximum available amount. Choosing an amount less than the available maximum benefit in one year does not add the difference to the maximum annual benefit amount available in succeeding years.
Note: The receipt of accelerated death benefits may be taxable, see Taxes. The eligibility of the recipient to receive Medicaid or other government provided benefits may be adversely impacted. Prior to accepting accelerated death benefits, a tax advisor and applicable social service agencies should be consulted.
Availability
This Rider will be issued on the Policy Date with any policy for which the Insured’s Attained Age is between 18 and 65 and they meet Nationwide’s underwriting requirements for this Rider.
Eligibility Requirements
To invoke this Rider, the Insured must have one of the following qualifying critical illness conditions, including any required diagnosis, physician qualifications, and completion of any required time of treatment or survival as described in the Rider:
•
cancer;
•
stroke;
•
heart valve replacement/repair;
•
heart attack;
•
kidney failure;
•
major organ transplant;
•
paralysis; or
•
sudden cardiac arrest.
Nationwide must receive written documentation dated after the Policy Date and within 365 days prior to submitting the claim that the Insured meets the applicable requirements of the critical illness qualifying condition on which a claim is based. A copy of the Rider with detailed requirements for each of the critical illness qualifying conditions is available upon request from our Service Center, see Contacting the Service Center.
Nationwide has the right to verify that all criteria for eligibility have been satisfied, including review of the Insured's medical records and physical examinations of the Insured. Additionally, the following limitations on eligibility apply:
•
the qualifying critical illness condition was not the basis of a prior approved claim under this Rider;
•
the condition a claim is based on must not be the result of an intentionally self-inflicted injury or attempted suicide, while sane or insane;
•
applicable law must not require this benefit to meet the claims of creditors, whether in bankruptcy or otherwise;
•
the Policy Owner must not be required by a government agency to claim this benefit in order to apply for, obtain, or keep a government benefit or entitlement;
•
Nationwide must have received a signed acknowledgment of concurrence with the payment from all assignees, irrevocable beneficiaries, or other parties with an interest in the policy; and
•
the policy must not be disqualified as life insurance as defined in the Internal Revenue Code, as amended, as a result of the critical illness benefit payment.
Critical Illness Benefit Payment Calculation – Administrative Charge and Deductions
A benefit payment under this Rider is equal to the CRI Unadjusted Accelerated Death Benefit Payment on the applicable critical illness benefit payment date minus the following charges and deductions in the order listed:

(1)
the Rider’s administrative charge to compensate Nationwide for claims processing and other administrative expenses. The guaranteed maximum Rider administrative charge is $250;
(2)
any due and unpaid Premium and/or policy charges if the policy is in a grace period, which will be applied to the policy as Premium to pay the due and unpaid Premium and/or policy charges; and
(3)
a portion of the CRI Unadjusted Accelerated Death Benefit Payment equal to any Indebtedness multiplied by, the number one minus the CRI Proportional Reduction Percentage, which will be applied as a loan repayment.
A disclosure statement will be provided at the time of a claim stating the applicable Rider administrative charge, other deductions from the CRI Unadjusted Accelerated Death Benefit Payment, and amount of the CRI Accelerated Death Benefit Payment, see Calculation of the Accelerated Death Benefit for Critical Illness.
Impact of Invoking the Accelerated Death Benefit for Critical Illness Rider on the Policy
Prior to processing the Rider’s benefit payment on the first critical illness benefit payment date, if the Death Benefit option in effect is not Death Benefit option 1 (level), it will be changed to Death Benefit option 1 (level). The Death Benefit option is not permitted to be changed at any time after the first critical illness benefit payment date.
On each critical illness benefit payment date, the Base Policy Specified Amount will be reduced by subtracting a dollar amount equal to the CRI Unadjusted Accelerated Death Benefit Payment multiplied by a factor that is the lesser of the applicable guaranteed maximum Base Policy Specified Amount reduction factor stated in the Policy Specification Pages or a non-guaranteed Base Policy Specified Amount reduction factor determined by Nationwide. The result of this calculation will be reduction of the Base Policy Specified Amount by more than the CRI Unadjusted Accelerated Death Benefit Payment Amount. Therefore, the total amount of benefit received if this Rider is invoked, Death Benefit Proceeds plus CRI Accelerated Death Benefit Payments, will be less than the Death Benefit Proceeds that could be received if this Rider is not invoked.
The non-guaranteed Base Policy Specified Amount reduction factor determined by Nationwide will be calculated so that the CRI Accelerated Death Benefit Payment will be at least equal to the reduction to the Cash Surrender Value resulting from payment of a claim, using:
(1)
a mortality assumption which may vary by the Attained Age and sex of the Insured; and
(2)
an interest rate that will not exceed the greater of:
(a)
the then current yield on 90-day treasury bills available on the applicable critical illness benefit payment date; or
(b)
the then current maximum adjustable policy loan interest rate based on applicable state insurance law limits and the Moody’s Corporate Bond Yield Averages – Monthly Average Corporates published by Moody’s Investor Service, Inc., or successor thereto, for the calendar month ending two months before the applicable critical illness benefit payment date.
Note: The non-guaranteed Base Policy Specified Amount reduction factor will be determined at the time a claim is processed using then current Nationwide’s expectations for mortality for the Insured’s Attained Age and sex and then current interest rates. Higher expected mortality results in a lower non-guaranteed Specified Amount Reduction Factor. Higher interest rates at the time a claim is processed result in a higher non-guaranteed Specified Amount Reduction Factor. Nationwide uses a non-guaranteed Base Policy Specified Amount reduction factor to manage its risk in paying a portion the Death Benefit prior to the Insured’s death while potentially providing a more favorable factor than could be offered if it was guaranteed on the Policy Date. The lower the Base Policy Specified Amount reduction factor used, the greater the CRI Accelerated Death Benefit Payment. The applicable non-guaranteed Base Policy Specified Amount reduction factor can be obtained by contacting the Service Center, see Contacting the Service Center.
On a guaranteed basis factors used to reduce the Base Policy Specified Amount will generally be lower as the Insured’s Attained Age increases, which may result in a smaller reduction of the Base Policy Specified Amount for the same CRI Unadjusted Accelerated Death Benefit Payment taken at a later Attained Age. However, on a current basis the Base Policy Specified Amount reduction factor calculation can increase or decrease from one year to the next. Contact Nationwide for information about the Base Policy Specified Amount reduction factor applicable to the Insured at any time, see Contacting the Service Center.
A disclosure statement will be provided at the time of a claim stating the amount of the applicable Base Policy Specified Amount reduction factor and the impact of taking the CRI Accelerated Death Benefit Payment on policy values.

If a claim for a critical illness benefit payment is approved by Nationwide, each of the following policy elements are proportionally reduced by multiplying them by the CRI Proportional Reduction Percentage:
(1)
if greater than zero, any Cash Value in the order for partial surrenders, see Partial Surrender; and
(2)
any required Premium for the policy, policy features, and any other attached Riders.
Any other policy charges and policy values in effect at the time the request for payment is processed may change to reflect the new Base Policy Specified Amount and Cash Value.
Impact of Partial Surrenders and Indebtedness on Rider Benefits
Taking partial Surrenders may reduce the Base Policy’s Specified Amount, the CRI Eligible Specified Amount, and the maximum annual and lifetime CRI Unadjusted Accelerated Death Benefit Payment.
Outstanding Indebtedness on the date a CRI Accelerated Death Benefit Payment is calculated will reduce the amount of the CRI Accelerated Death Benefit Payment, because a portion of any CRI Unadjusted Accelerated Death Benefit Payment will be applied as a policy loan repayment. If Indebtedness is great enough, it may result in the entire CRI Unadjusted Accelerated Death Benefit Payment, after deduction of the Rider administrative charge and any unpaid Premium or policy charges, being applied as a policy loan repayment. If, after deduction of the Rider administrative charge and any unpaid Premium or Policy charges, Indebtedness remains after application of the entire CRI Unadjusted Accelerated Death Benefit Payment as a policy loan repayment an additional policy loan repayment or Premium payment may be required to keep the policy In Force.
Impact of Invoking the Accelerated Death Benefit for Critical Illness Rider on other Riders
Any portion of the Death Benefit accelerated to pay benefits under this Rider will reduce the amount available to pay benefits under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount. Benefits paid under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount will reduce the amount available to pay benefits under this Rider.
Before submitting a claim for benefits under this Rider, the Policy Owner should consult his/her financial professional. The Policy Owner can request a disclosure statement projecting the impact of making a claim under this Rider and any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount for which the Insured meets the eligibility requirements. Additionally, illustrations based on the benefit paid as well as other methods of distributing money from the policy, such as loans and partial surrenders, if there is Cash Value, can also be requested, see Contacting the Service Center. These resources can be used by the Policy Owner and their financial professional to determine whether making a claim is consistent with the purchaser’s life insurance objectives, tax situation, and other personal characteristics and needs.
Accelerated Death Benefit for Terminal Illness
If the Insured makes a claim for benefits under this Rider and a rider that permits acceleration of the Death Benefit for terminal illness at the same time, benefits will first be payable under the rider that accelerates the Death Benefit for terminal illness. Any critical illness benefit payment payable will be based on the CRI Eligible Specified Amount after reduction for payment of the accelerated Death Benefit for terminal illness.
Accelerated Death Benefit for Chronic Illness
If the Insured makes a claim for benefits under this Rider and a rider that permits acceleration of the Death Benefit for chronic illness at the same time, benefits will first be payable under this Rider. Any CI Accelerated Death Benefit Payment payable will be based on the CI Eligible Specified Amount after reduction for payment of the accelerated Death Benefit for critical illness.
Overloan Lapse Protection
Upon invoking the Overloan Lapse Protection Rider II, this Rider will terminate.
Claims
Upon receiving notice of a claim, a disclosure statement will be provided projecting the amount of the applicable Base Policy Specified Amount reduction factor and the impact of taking the CRI Accelerated Death Benefit Payment on policy values. Nationwide requires written proof of claim, consisting of detailed documentation that describes and confirms the Insured has been diagnosed with a qualifying Critical Illness condition. If Nationwide determines that a benefit trigger has not been met, it will follow internal and external review processes consistent with applicable laws and regulations in the state of issue. Nationwide reserves the right to require that the Insured, at their own expense for any necessary travel, be physically present in the United States, its territories or possessions, at the time of obtaining a written certification and at the time any medical opinions and physical examinations are obtained.
Within 30 days of receiving a CRI Accelerated Death Benefit Payment, the Policy Owner may return it to the Service Center. The CRI Accelerated Death Benefit Payment and related charges will be credited to the policy, and any related changes to the policy will be reversed.
Terminating the Rider
This Rider terminates on the earliest of the following:
(1)
the Policy Monthaversary on or next following the date Nationwide receives the Policy Owner’s written request to terminate this Rider;
(2)
upon termination of the policy to which this Rider is attached;
(3)
an overloan lapse protection Rider, if applicable, is invoked; or
(4)
the Insured’s date of death.
Termination of this Rider, except due to a full surrender of the policy, will not prevent the payment of any accelerated death benefits for a critical illness that occurred while this Rider was In Force, except when amounts have been paid or are payable as the Death Benefit. If termination of this Rider is due to a full surrender of the policy, no benefit will be payable under this Rider.
Calculation of the Accelerated Death Benefit for Critical Illness
The CRI Accelerated Death Benefit Payment, reduced Base Policy Specified Amount, and reduced Cash Value are calculated in accordance with the formulas below:
1.
Calculate the Base Policy Specified Amount after payment of the CRI Accelerated Death Benefit Payment:
SApost	=	SApre – Upmt * SARF
Where:
SApost	=	Base Policy Specified Amount after payment of CRI Accelerated Death Benefit Payment
SApre	=	Base Policy Specified Amount prior to payment of CRI Accelerated Death Benefit Payment
UPmt	=	CRI Unadjusted Accelerated Death Benefit Payment
SARF	=	Base Policy Specified Amount reduction factor
2.
Calculate the CRI Proportional Reduction Percentage:
PRP	=	SApost / SApre
Where:
PRP	=	CRI Proportional Reduction Percentage
SApost	=	Base Policy Specified Amount after payment of CRI Accelerated Death Benefit Payment
SApre	=	Base Policy Specified Amount prior to payment of CRI Accelerated Death Benefit Payment
3.
Calculate the Accelerated Death Benefit Payment:
ADB	=	[UPmt] – [AC + (1 – PRP) x OPL + UP]
Where:
ADB	=	CRI Accelerated Death Benefit Payment
UPmt	=	CRI Unadjusted Accelerated Death Benefit Payment
AC	=	Administrative Charge
PRP	=	CRI Proportional Reduction Percentage
OPL	=	Indebtedness on the date the benefit is calculated
UP	=	any unpaid Premium which is the amount of any Premium that might be due or payable if the policy is in a Grace Period on the date the benefit is calculated

4.
Calculate the Cash Value after payment of the CRI Accelerated Death Benefit Payment:
CVpost	=	CVpre x PRP
Where:
CVpost	=	Cash Value after payment of CRI Accelerated Death Benefit Payment
CVpre	=	Cash Value prior to payment of CRI Accelerated Death Benefit Payment
PRP	=	CRI Proportional Reduction Percentage

Example:
Assume the Base Policy Specified Amount is $500,000 and the CRI Unadjusted
Accelerated Death Benefit is $20,000. Also assume a Cash Value of $80,000, Indebtedness in the amount of $10,000, unpaid Premium of $500 and a Rider administrative charge of
$250. The Base Policy Specified Amount reduction factor in this example is 3.5.

Using the above assumptions, the CRI Accelerated Death Benefit Payment, the actual net benefit amount that Nationwide will pay, and reduction to the Base Policy Specified Amount and Cash Value are calculated as follows:

1. Calculate the Base Policy Specified Amount after payment of the CRI Accelerated Death Benefit Payment
SApost	=	$500,000 - $20,000 x 3.5
$430,000
2. Calculate the CRI Proportional Reduction Percentage:
PRP	=	[($500,000 – $20,000 x 3.5) / $500,000
$430,000 / $500,000
0.86
3. Calculate the CRI Accelerated Death Benefit Payment:
ADB	=	$20,000 – [$250 + (1 – 0.86) x $10,000+ $500]
ADB	=	$20,000 – [$250 + $1,400 + $500]
ADB	=	$20,000 – $2,150
ADB	=	$17,850
4. Calculate the Cash Value after payment of the CRI Accelerated Death Benefit Payment:
CVpost	=	$80,000 x 0.86
$68,800
A disclosure statement providing all of the values necessary to perform the calculation above at a particular point in time and a projection of impacts to policy values is available upon request by contacting the Service Center, see Contacting the Service Center.
Accelerated Death Benefit for Terminal Illness Rider
This Rider is automatically issued with the policy.
The benefit associated with the Accelerated Death Benefit for Terminal Illness Rider is the ability to accelerate receipt of a portion of the Base Policy Specified Amount in the form of a one-time, lump sum, advance payment if the Insured has a terminal illness. A terminal illness is a non-correctable illness diagnosed by a licensed physician where the Insured’s remaining life expectancy is 12 months or less (24 months or less in some states). The TI Accelerated Death Benefit Payment can be used for any purpose.
Note: The receipt of accelerated death benefits may be taxable. The eligibility of the recipient to receive Medicaid or other government provided benefits may be adversely impacted. Prior to accepting accelerated death benefits, a tax advisor and applicable social service agencies should be consulted. The following restrictions on coverage apply to the Rider:

•
The Rider only applies to coverage on the Insured under the base policy. It does not apply to any available Riders or insureds named under such Riders.
•
The effective date of the Rider must be at least two years before the Maturity Date.
•
Benefit amounts to be accelerated must not be subject to the policy’s incontestability period (two years from the date coverage is effective).
•
Requested Percentage must not exceed fifty percent (50%) of the Base Policy Specified Amount.
•
The Base Policy Specified Amount after processing of the acceleration request on the Rider effective date must be greater than or equal to the minimum Base Policy Specified Amount for the policy. In addition, Nationwide reserves the right to require the remaining Base Policy Specified Amount to be at least $50,000 after processing of the acceleration request on the Rider effective date.
•
The amount of the TI Accelerated Death Benefit Payment must be at least $10,000 and cannot exceed $250,000.
•
A signed acknowledgment of concurrence with the payment must be received from all assignees, irrevocable beneficiaries, and other interested parties under the policy.
•
The Accelerated Death Benefit for Terminal Illness Rider may not be used if it is subject under law to the claims of any creditors.
If the TI Accelerated Death Benefit Payment is made, policy values including Base Policy Specified Amount, Cash Value, Indebtedness (if any), required Premium (if any), and policy charges WILL BE REDUCED on the Rider effective date. The Base Policy Specified Amount will be reduced by an amount equal to the Base Policy Specified Amount multiplied by the requested benefit percentage. The Cash Value and other policy values will be reduced in the same proportion as the Base Policy Specified Amount. Consequently, policy values on which other policy features and benefits available under other Riders are based will also be reduced. Nationwide will provide a Rider specification page that shows the effect of the TI Unadjusted Accelerated Death Benefit Payment on policy values.
Impact of Invoking the Accelerated Death Benefit for Terminal Illness Rider on other Riders
Any portion of the Death Benefit accelerated to pay benefits under this Rider will reduce the amount available to pay benefits under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount. Benefits paid under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount will reduce the amount available to pay benefits under this Rider.
Before submitting a claim for benefits under this Rider, the Policy Owner should consult his/her financial professional. The Policy Owner can request a disclosure statement projecting the impact of making a claim under this Rider and any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount for which the Insured meets the eligibility requirements. Additionally, illustrations based on the benefit paid as well as other methods of distributing money from the policy, such as loans and partial surrenders, if there is Cash Value, can also be requested, see Contacting the Service Center. These resources can be used by the Policy Owner and their financial professional to determine whether making a claim is consistent with the purchaser’s life insurance objectives, tax situation, and other personal characteristics and needs.
Accelerated Death Benefit for Chronic Illness
If the Insured makes a claim for benefits under this Rider and a rider that permits acceleration of the Death Benefit for chronic illness at the same time, benefits will first be payable under this Rider.
Accelerated Death Benefit for Critical Illness
If the Insured makes a claim for benefits under this Rider and a rider that permits acceleration of the Death Benefit for critical illness at the same time, benefits will first be payable under this Rider.
Overloan Lapse Protection
Upon invoking the Overloan Lapse Protection Rider II, this Rider will terminate.
Accelerated Death Benefit for Terminal Illness Rider Charges
Two charges are assessed in connection with the Rider at the time the benefit payment is processed: an Administrative Expense Charge and a Rider Charge. The Administrative Expense Charge will be deducted from the TI Unadjusted Accelerated Death Benefit Payment to compensate Nationwide for claims processing and other administrative expenses.

The Rider Charge has two components: the interest rate discount component and the risk charge component. The risk charge component is not applicable in some states. The interest rate discount compensates Nationwide for acceleration of the payment of the Base Policy Specified Amount. It adjusts the Base Policy Specified Amount to its present value. The interest rate discount is shown on the Rider specification page.
The interest rate used for the interest rate discount component will never be greater than 8%. The interest rate is calculated using the greater of: (1) the current yield on 90-day treasury bills; or (2) Moody’s Corporate Bond Yield Average – Monthly. In the event that Moody’s Corporate Bond Yield Average - Monthly is no longer published, Nationwide will use a substantially similar average, established by the applicable state’s insurance Commissioner.
The risk charge component of the Rider Charge reflects the premature payment of a portion of the policy’s Death Benefit, Cost of Insurance Charge, and other policy charges that would have been due for coverage corresponding to the TI Accelerated Death Benefit Payment during the 12-month period following the Rider effective date. The risk charge component also covers the risk that the Insured might live longer than a 12-month period. The risk charge component is equal to the TI Unadjusted Accelerated Death Benefit Payment times the risk charge percentage shown on the Rider specification page. The maximum risk charge percentage is 3.6%.
This Rider provides a ten day right to cancel (examination right). If the Rider is canceled and the benefit payment is returned, the Rider charges will be refunded to the policy.
Calculation of the Accelerated Death Benefit
When making a claim for acceleration of the Death Benefit, a Policy Owner must elect a percentage of the Base Policy Specified Amount to receive. This elected percentage of the Base Policy Specified Amount is referred to as the "Requested Percentage."
The net amount of the accelerated Death Benefit is determined by taking the product of the Requested Percentage and Base Policy Specified Amount and then subtracting: (1) the Rider Charge; (2) Administrative Expense Charge; (3) the product of the Requested Percentage and Indebtedness, and (4) any unpaid Premium if applicable.
The benefit is calculated in accordance with the formula below:
ADB	=	[RP (SA)] – [RC + (RP x OPL) + UP + AEC]
Where:
ADB	=	TI Accelerated Death Benefit Payment
RP	=	Requested Percentage
SA	=	Base Policy Specified Amount at the time the benefit is calculated
RC	=	Rider charge
OPL	=	outstanding policy loans on the date the benefit is calculated
UP	=	any unpaid Premium which is the amount of any Premium that might be due or payable if the policy is in a Grace Period on the date the benefit is calculated
AEC	=	Administrative Expense Charge

Example:
Assume the Base Policy Specified Amount is $100,000, the Cash Value (CV) is $42,000,
and the Requested Percentage (RP) of the Base Policy Specified Amount is 50%. Also
assume Indebtedness in the amount of $10,000, unpaid Premium of $500, an aggregate
Rider charge of $3,500, and an Administrative Expense Charge of $250.

Using the above assumptions, here is how the TI Accelerated Death Benefit (ADB) would be calculated.
ADB	=	[50% x $100,000)] – [$3,500 + (50% x $10,000) + $500 + $250]
ADB	=	[$50,000] – [$3,500 + $5,000 + $500 + $250]
ADB	=	[$50,000] – [$9,250]
ADB	=	$40,750

The reduction factor for calculating the remaining Base Policy Specified Amount and Cash Value is calculated as (1 – RP). (1 - .5) = .5

.5 x $100,000 = $50,000 the remaining Base Policy Specified Amount
.5 x $42,000 = $21,000 the remaining Cash Value

A disclosure statement providing all of the values necessary to perform the calculation above at a particular point in time and a projection of impacts to policy values is available upon request by contacting the Service Center, see Contacting the Service Center.
Eligibility and Conditions for Payment
The following eligibility and conditions apply for payment under the Rider:
•
The Rider only applies to the single Insured under the base policy. The accelerated Death Benefit coverage does not apply to any insurance elected via Rider under the policy.
•
Requests for an application for the accelerated Death Benefit under the Rider must be received at the Service Center. Once Nationwide receives the request for an application, the forms necessary for filing a claim for the accelerated Death Benefit payment will be provided. Nationwide must receive the application for benefits under the Rider at the Service Center in writing.
•
Nationwide must receive satisfactory evidence that the Insured has a non-correctable terminal illness as defined in the Rider. Satisfactory evidence includes a certification from a physician licensed in the United States that the Insured has a non-correctable terminal illness as defined in the Rider. A certifying physician cannot be the Insured, Policy Owner, beneficiary or a relative of any of these parties. Nationwide may obtain additional medical opinions and may choose to rely on the opinion of a physician acceptable to both parties, to the exclusion of the Insured’s certifying physician, to determine whether the terminal illness condition is satisfied.
Long-Term Care Rider II
For policies with Insureds with Attained Ages between 21 and 80 and subject to Nationwide's underwriting approval, the Long-Term Care Rider II may be purchased at the time of application. Underwriting and approval of the Rider are separate and distinct from underwriting and approval of the policy. Therefore, it is possible that the underwriting risk class for the Rider could differ from the policy or that an Insured could qualify for the policy and still be declined for this Rider.
There is a right to cancel associated with the Rider. Within 30 days of receipt of the Rider, the Policy Owner may return it to the sales representative who sold it, or to the Service Center. The Rider will be void and related charges will be credited to the policy, see Right to Cancel (Examination Right).

State regulation of long-term care benefits will result in differences in this Rider's name, covered services, criteria for eligibility of benefit payment, cost of insurance charge factors, maximum monthly benefit amounts, minimum monthly benefit amounts, and availability of minimum Death Benefit Proceeds, see Minimum Long-Term Care Rider II Death Benefit Proceeds. State variations are subject to change without notice at any time. Contact the Service Center to obtain a copy of the Rider applicable to the policy, see Contacting the Service Center.
Long-Term Care Rider II Benefit
The benefit associated with the Rider is that, upon the Insured meeting certain eligibility requirements, the Policy Owner is paid a monthly benefit. Benefit payments represent an advance of a portion of the Base Policy Specified Amount that will ultimately reduce the Cash Surrender Value and Death Benefit. The benefits paid under this Rider are intended to be "qualified long-term care insurance" under federal tax law, and generally will not be taxable to the Policy Owner, see Taxes. See a tax advisor about the use of this rider. The benefit associated with the Rider may not cover all long-term care costs incurred. The Long-Term Care Rider II has no Cash Surrender Value and no loan value.
This Long-Term Care Specified Amount elected must be at least $100,000 and no more than the maximum dollar amount determined in underwriting and stated in the Policy Specification Pages. The maximum monthly benefit, which is determined by Nationwide at the time of benefit payment, will be the lesser of:
(1)
an elected percentage, 2%, 3%, or 4% of Long-Term Care Specified Amount in effect; or
(2)
twice the applicable per diem amount allowed by the Health Insurance Portability and Accountability Act (HIPAA) multiplied by thirty; or
(3)
1/12 of the maximum lifetime long-term care benefit, which is the lesser of the Long-Term Care Specified Amount or the Base Policy Specified Amount minus Indebtedness
The maximum lifetime benefit and maximum monthly benefit are subject to change if there are changes to the Long-Term Care Specified Amount, Base Policy Specified Amount, changes to the HIPAA per diem amount, or Indebtedness.
A Policy Owner may request to receive a monthly benefit less than the maximum monthly benefit subject to any minimum monthly benefit stated in the Policy Specification Pages. Choosing a lesser amount could extend the length of the benefit period of the Rider. However, the monthly benefit is not cumulative; taking less than the maximum monthly benefit in one month does not increase the benefit amount available in succeeding months.
Example:
Assume the Long-Term Care Rider Specified Amount is $400,000 and the elected percentage is 3%. If the invocation requirements below are satisfied and the 90-day elimination period has been satisfied, the Policy Owner can choose a monthly benefit up to
3% of the LTC Specified Amount ($400,000 x 3% = $12,000). If there is no Indebtedness, this monthly benefit will be paid until either the Insured no longer meets the eligibility requirements or the entire $400,000 has been paid. If there is Indebtedness, monthly benefits will end when the accumulated benefits become greater than or equal to the Base
Policy Specified Amount minus Indebtedness.

Invoking the Rider
To invoke this Rider, the Insured must be certified by a licensed health care practitioner within the previous twelve months as: (1) having a severe cognitive impairment; or (2) unable to perform without substantial assistance at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair) for a period of at least 90 days. The Insured must also be receiving qualified long-term care services specified in a plan of care submitted to Nationwide. At least every twelve months, the Insured must be recertified and an updated plan of care submitted. Nationwide has the right to verify that all of the criteria for eligibility have been satisfied, including review of the Insured's medical records and physical examinations of the Insured.
In addition, a 90-day waiting period beginning the day after the Insured begins receiving qualified long-term care services, referred to as an "elimination period," must be satisfied before benefits are paid. Benefits will not be retroactively paid for the elimination period. If the Insured does not require qualified long-term care services over a continuous 90 day period, separate periods may be accumulated to satisfy the elimination period, but must be accumulated within a continuous period of 730 days. The elimination period must be satisfied only once while the Rider is in effect.

Note: The Rider does not provide benefits for chronic illness resulting from suicide attempts, the commission of felonies, alcoholism or drug addiction, or war. The Rider also does not cover preexisting conditions not disclosed in the application for the Rider if the need for services begins during the first six months after the Rider effective date.
Impact of Invoking the Long-Term Care Rider II on the Policy and other Riders
Any portion of the Death Benefit accelerated to pay benefits under this Rider will reduce the amount available to pay benefits under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount. Benefits paid under any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount will reduce the amount available to pay benefits under this Rider.
Before submitting a claim for benefits under this Rider, the Policy Owner should consult his/her financial professional. The Policy Owner can request a disclosure statement projecting the impact of making a claim under this Rider and any other Rider that pays a benefit as advance payment of a portion of the Base Policy Specified Amount for which the Insured meets the eligibility requirements. Additionally, illustrations based on the benefit paid as well as other methods of distributing money from the policy, such as loans and partial surrenders, if there is Cash Value, can also be requested, see Contacting the Service Center. These resources can be used by the Policy Owner and their financial professional to determine whether making a claim is consistent with the purchaser’s life insurance objectives, tax situation, and other personal characteristics and needs.
After the elimination period, while Long-Term Care Rider II benefits are being paid, the following are not permitted: loans, partial surrenders, changes to the Base Policy Specified Amount, changes in underwriting classification, addition of other Riders, or changes in death benefit option. In addition, the following are applicable:
•
Waiver of the Long-Term Care Rider II Charge: The Long-Term Care Rider II charge will be waived while Long-Term Care Rider II benefits are being paid; however, all other monthly deductions will continue to be charged as long as the policy’s Cash Surrender Value is sufficient.
•
Policy Lapse Protection: To the extent the policy's Cash Surrender Value is insufficient to cover all other monthly deductions while benefits are being paid under the Rider, all monthly deductions will be waived and the policy will not Lapse. This includes monthly deductions for other In Force Riders. Premium requirements for any no-lapse guarantee feature of the policy or any elected Rider are not waived. Once the Long-Term Care Rider II benefit is no longer being paid, payment of additional Premium may be necessary to prevent the policy from Lapsing.
•
Death Benefit: If the policy is not being kept In Force by the Rider's policy lapse protection feature at the time of the Insured's death, the total amount of Rider benefits paid will be subtracted from the Base Policy Specified Amount or Cash Value in calculating the Death Benefit.
If the policy is being kept In Force by the Rider's policy lapse protection feature at the time of the Insured's death, the Death Benefit will be calculated using the Long-Term Care Rider Specified Amount. This will reduce the Death Benefit, unless the Long-Term Care Rider Specified Amount equals the Base Policy Specified Amount. The total amount of Rider benefits paid will be subtracted from the Long-Term Care Specified Amount or Cash Value in calculating the Death Benefit. To avoid any reduction of the Death Benefit the Policy Owner can continue to pay sufficient Premium to keep the policy In Force without relying on the Policy Lapse Protection feature.
•
Reinstatement: In addition to the terms of reinstatement provided for under the policy, if the policy Lapses while this Rider is In Force and the Insured had cognitive impairment or loss of functional capacity, it may be reinstated within five months without submission of new proof of insurability. Payment of Premium is required as described in Reinstatement.
•
Cash Surrender Value and Policy Loans: The Cash Surrender Value and the amount available for partial surrenders and policy loans will be reduced by the total amount of long-term care benefits paid at the time a request is received.
•
Specified Amount Decreases: Decreases in the Base Policy Specified Amount will result in a corresponding decrease in the Long-Term Care Specified Amount if the Base Policy Specified Amount would otherwise be less than the Long-Term Care Specified Amount after the decrease.
•
Accelerated Death Benefit for Terminal Illness Rider: The total amount of long-term care benefits paid will be subtracted from the Death Benefit amount available to be accelerated if the Insured is terminally ill.
•
Accelerated Death Benefit for Chronic Illness Rider: If this Rider is issued on the Policy Date, the Accelerated Death Benefit for Chronic Illness Rider is not available.

•
Accelerated Death Benefit for Critical Illness Rider: The total amount of long-term care benefits paid will be subtracted from the Death Benefit amount available to be accelerated if the Insured is critically ill.
Claims
Written notice of a claim must be given within 30 days after the Insured begins receiving qualified long-term care services. Written proof of claim, consisting of detailed documentation that describes and confirms the Insured is chronically ill and is receiving qualified long-term care services, must be given within 90 days. If Nationwide approves a claim, the benefit payable does not depend on the actual cost of qualified long-term care services received. The Policy Owner can elect to receive a monthly benefit of any amount between the minimum and maximum monthly benefit for the policy.
If Nationwide determines that a benefit trigger has not been met, it will follow internal and external review processes consistent with applicable laws and regulations in the state of issue. The Policy Owner must give immediate notice when the receipt of qualified long-term care services has ceased or is no longer required. Nationwide, at its own expense, has the right to have the Insured examined as often as it may reasonably require while Long-Term Care Rider II benefits are being paid.
Nationwide may contest claims payments under the Rider for misrepresentations made in the application for the Rider or an application to reinstate the Rider after a Lapse.
Long-Term Care Referral Service
If the Rider is elected, the Policy Owner will have access to a national long-term care services referral network via a toll-free telephone number. Services provided include free consultation and tailored information to assist in implementing a plan of care. There is no obligation to use these services which are currently provided through a third party paid for by Nationwide. There is no separate additional charge for this service. This service is subject to availability and may be modified, suspended, or discontinued at any time upon 30 days written notice.
Terminating the Rider
The Rider will terminate when the policy reaches its original Maturity Date, the Insured dies, the Overloan Lapse Protection Rider II is invoked, the policy is terminated, or the Rider is terminated by written request to the Service Center. When a written request to terminate the Rider is received, termination will be effective the Policy Monthaversary coinciding with or next following receipt of the written request to terminate by the Service Center. Upon termination of the Rider benefits will no longer be available, except as described below, and the Rider charge will no longer be assessed. However, the total amount of Rider benefits paid prior to termination will continue to be used in calculation of other policy benefits, see Impact of Invoking the Long-Term Care Rider II on the Policy and other Riders.
Long-term care benefits can be claimed after termination, if the Insured was receiving care in a long-term care facility on the date of termination. Eligibility and claims requirements must be met. Payments will end when the maximum lifetime long-term care benefit has been paid.
Long-Term Care Rider II Charge
A monthly charge is deducted from the Cash Value if this Rider is elected. The charge compensates Nationwide for providing long-term care benefits upon the Insured meeting certain eligibility requirements. The Rider charge is the product of a per $1,000 of Long-Term Care Specified Amount charge rate and the Long-Term Care Specified Amount. The long-term care cost of insurance rates are based on Nationwide’s expectations as to the Insured’s potential need for long-term care over time and will vary by the Insured's sex, Issue Age, the effective date of coverage, elected maximum monthly benefit determination percentage, and underwriting classification.
The Long-Term Care Rider II Charge is deducted monthly as described in How Monthly Charges are Deducted. Because the Rider charge is deducted from the Cash Value, electing this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.
Overloan Lapse Protection Rider II
A Policy Owner is able to prevent the policy with Indebtedness from Lapsing due to the combination of Indebtedness and any long-term care benefits paid by invoking the Overloan Lapse Protection Rider II, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the Policy Owner of a policy with a substantially depleted Cash Surrender Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.

Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider II. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies, regardless of the elected life insurance qualification test, will automatically receive the Overloan Lapse Protection Rider II (state law permitting).
The Rider is dormant until specifically invoked by the Policy Owner, at which time a one-time charge is assessed.
Eligibility
The Policy Owner is eligible to invoke the Rider upon meeting the following conditions:
•
The policy has Indebtedness, and the Indebtedness plus the total amount of any long-term care benefits paid reaches a certain percentage of the policy's Cash Value (the percentage will vary based on the Insured’s Attained Age, and will range from 94% to 99% for policies for which the guideline premium/cash value corridor life insurance qualification test is elected and from 81-98% for policies for which the cash value accumulation life insurance qualification test is elected);
•
The Insured is Attained Age 65 or older;
•
The 15th policy anniversary has been reached, regardless of any period of lapse, and the policy is currently In Force; and
•
For policies for which the guideline premium/cash value corridor life insurance qualification test is elected, all amounts required to be withdrawn so that the Policy continues to qualify as life insurance under Section 7702 of the Code must be taken as partial surrenders.
The first time the policy's Indebtedness plus the total amount of any long-term care benefits paid reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the Policy Owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Impact on Other Riders and the Policy
When this Rider is invoked, all other In Force Riders will terminate. An election to invoke the Overloan Lapse Protection Rider II is irrevocable.
Additionally, Nationwide will adjust the policy as follows:
(1)
If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)
The Base Policy Specified Amount will be adjusted to equal the lesser of: (1) the Base Policy Specified Amount immediately before the Rider was invoked; or (2) the Base Policy Specified Amount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Base Policy Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider II charge) will be transferred to the Fixed Account, where it will earn at least the minimum guaranteed fixed interest rate of the base policy (shown in the Policy Specification Pages).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy charges will be assessed. No further loans or partial surrenders may be taken from the policy. Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Base Policy Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Example:
Assume a policy issued as follows:
● Cash value accumulation life insurance qualification test

● Attained Age 77
● Policy in its 23rd policy year
● Death Benefit Option 2
● Base Policy Specified Amount: $500,000
● Indebtedness: $195,000
● Long-term care benefits paid: $120,000
● Cash Value: $375,000
● Applicable age-based factor for determining rider charge: 14.7%
Using the above assumptions, a decision to invoke the Rider would impact the policy as follows:
(1) Death benefit option will be changed from Death Benefit Option 2 to Death Benefit Option 1.
(2) The one-time charge for invoking the rider will be $55,125 ($375,000 x 14.7%) and will be deducted from the Cash Value, reducing it to $319,875.
(3) The Base Policy Specified Amount will be reduced to $390,315 as this is the Minimum Required Death Benefit.
(4) The non-loaned Cash Value ($319,875 - $195,000 = $124,875) will be transferred to the Fixed Account where it will earn at least the minimum guaranteed fixed interest rate.
(5) The policy loan account ($195,000) will continue to earn interest at the policy's loan crediting rate.
(6) The indebtedness ($195,000) will continue to grow at the policy's loan charged rate.
Overloan Lapse Protection Rider II Charge
The Overloan Lapse Protection Rider II Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the general account options. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up Death Benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 18.50% as shown in the Policy Specification Pages. The age-based factor will vary based upon the elected life insurance qualification test.
If the Cash Value, less the sum of Indebtedness and the total amount of any long-term care benefits paid, is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Policy Owner Services
Dollar Cost Averaging
Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time. A Policy Owner may elect to participate in a monthly dollar cost averaging program at the time of application or at a later date by submitting an election form to the Service Center. An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date requested or, if that date has passed or no date is specified, at the end of the Valuation Period during which the request was received, or the end of the right to cancel period, whichever is later. Nationwide reserves the right to require dollar cost averaging transfers to be at least $100 dollars.

There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events. Dollar cost averaging transfers will continue to be processed until there is no more Cash Value left in the originating investment option(s) or until a Policy Owner instructs Nationwide to terminate the service. Policy Owners may direct Nationwide to automatically transfer specific amounts from the following Sub-Account(s):
•
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y
to any other Sub-Account or the indexed interest strategies. Certain Sub-Accounts or indexed interest strategies may or may not be available depending on when the policy was purchased, see Appendix A: Underlying Mutual Funds Available Under the Policy and Appendix C: Indexed Interest Strategies for details on Sub-Account and indexed interest strategy availability.
Nationwide does not assure the success of these strategies and cannot guarantee that dollar cost averaging will result in a profit or protect against a loss. A Policy Owner should carefully consider his or her financial ability to continue these programs over a long enough period of time to purchase Accumulation Units or Index Segments when their value is low, as well as when their value is high. Nationwide may modify, suspend, or discontinue these programs at any time. Nationwide will notify Policy Owners in writing 30 days before doing so.
Example:
Policy Owner elects to participate in Dollar Cost Averaging and has transferred $25,000 to the available money market fund, which will serve as the source investment option for her
Dollar Cost Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $500 to Sub-Account L and $1,000 to Sub-Account M. Each month,
Nationwide will automatically transfer $1,500 from the money market fund and allocate
$1,000 to Sub-Account M and $500 to Sub-Account L.

Asset Rebalancing
A Policy Owner may elect to participate in an asset rebalancing program. Asset rebalancing involves the automatic rebalancing of the Cash Value in the Variable Account to the chosen Sub-Accounts (up to 20) on a periodic basis. Cash Value in the Fixed Account or allocated to the indexed interest options is not eligible for asset rebalancing. A Policy Owner can schedule asset rebalancing to occur every three, six, or 12 months on days when Nationwide prices Accumulation Units. There is no charge for asset rebalancing and it does not count as a transfer event.
A Policy Owner may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form to the Service Center. Premium received with or after the asset rebalancing application will continue to be initially allocated according to the Policy Owner’s instructions for Net Premium, unless they elect on the asset rebalancing application to replace the allocation instructions for Net Premium with the asset rebalancing program’s Sub-Account allocations. Whether this election is made or not, all Cash Value in the Sub-Accounts will be reallocated according to the asset rebalancing program’s allocations at the frequency elected by the Policy Owner. Manual transfers will not automatically terminate the program. As long as a policy with asset rebalancing elected remains In Force, termination of asset rebalancing will only occur as a result of specific instruction by a Policy Owner to do so. Nationwide may modify, suspend, or discontinue asset rebalancing programs at any time.
Example:
Policy Owner elects to participate in Asset Balancing and has instructed his Cash Value be allocated as follows and rebalanced on a quarterly basis: 40% to Sub-Account A, 40% to
Sub-Account B, and 20% to Sub-Account C. Each quarter, Nationwide will automatically rebalance Policy Owner’s Cash Value by transferring Cash Value among the three elected
Sub-Accounts so that his 40%/40%/20% allocation remains intact.

Automated Income Monitor
Automated Income Monitor is an optional systematic partial surrender and/or declared rate policy loan program that may be elected at any time, at no additional cost, i.e. no partial surrender fee or service fee for loan processing will be assessed for partial surrenders or loans taken as part of an Automated Income Monitor program. This program is only available to policies that are not modified endowment contracts.

Automated Income Monitor programs are intended for Policy Owners who wish to take an income stream of scheduled payments from the Cash Value of the policy. The income stream is generated via partial surrenders until the policy Investment in the Contract is depleted, then through declared rate policy loans. Taking partial surrenders and/or declared rate policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood the policy will Lapse. Before requesting the Automated Income Monitor program, Policy Owners should consult with financial and tax advisors.
At the time of application for a program, Nationwide will provide Policy Owners with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value, and Death Benefit. Policy Owners must submit this illustration along with an application when electing an Automated Income Monitor program. Programs will commence at the beginning of the next Policy Monthaversary after Nationwide receives the election form and illustration. On each policy anniversary thereafter Nationwide will provide an updated In Force illustration to assist Policy Owners in determining whether to continue, modify, or discontinue an elected program. Policy Owners may request modification or termination of a program at any time by written request to the Service Center.
Note: Investment advisory policy loans will continue to be available after electing an Automated Income Monitor program; however, any investment advisory policy loans taken after commencing an elected program will also increase Indebtedness and therefore reduce the Cash Surrender Value.
A Policy Owner’s program will be based on the policy's Cash Surrender Value at the time of election and each succeeding policy anniversary, and on the following elections:
(1)
Payment type
(a)
Fixed Amount: If a Policy Owner elected payments of a fixed amount, the amount received will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and the policy's Investment Experience; or
(b)
Fixed Duration: If a Policy Owner elected payments for a fixed duration, the amount received during the first year will be based on the illustration assumptions below. After the first year, the amount will vary based on the illustration assumptions and policy Investment Experience to maintain the elected duration.
(2)
Illustration assumptions:
(a)
an assumed variable rate of return specified by the Policy Owner from the available options stated in the election form;
(b)
minimum Cash Surrender Value targeted by the Policy Owner to have remaining on the policy's Maturity Date, or other date specified by the Policy Owner. This dollar amount is used to calculate available income. It is not guaranteed to be the Cash Surrender Value on the specified date;
(c)
a Policy Owner may also request a change of death benefit option, or a decrease in Base Policy Specified Amount to be effective in conjunction with commencing a program or to occur at a future date;
(d)
payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only; and
(e)
assumed recurring investment advisory policy loans, as specified by the Policy Owner.
Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations. However, larger payments or longer duration may increase the likelihood the policy will Lapse.
Note: Policy Owners are responsible for monitoring the policy to prevent Lapse. Nationwide will provide annual In Force illustrations based on current Cash Surrender Values and the elected illustration assumptions to assist Policy Owners with preventing Lapse. Policy Owners may request modification or termination of a program at any time by written request to the Service Center.
Example:
Assume:
● Policy Issue Age was 45.
● Owner paid Premiums totaling $490,000 during the first 25 policy years.

● Just prior to policy year 26 (Attained Age 70) the policy’s Cash Value is just over $1,000,000 and the Investment in the Contract is $490,000.
● The owner completes an Automated Income Monitor election form and chooses a 5%
gross rate of return, a goal of $100,000 Cash Surrender Value at Attained Age 95 and the Fixed Duration option for 25 years.

● The first AIM In Force illustration is run that solves for an annual income amount at an assumed 5% gross rate of return and a goal of at least $100,000 of Cash Surrender
Value at Attained Age 95. The result of the solve is an annual income amount of $66,720.

A partial surrender of $66,720 will be processed and sent to the owner. Each year thereafter, if the Automated Income Monitor program has not been terminated, another illustration will be run with the same assumptions and income solve. The appropriate partial surrender amount based on each solve will be processed. This will continue until the entire
$490,000 Investment in the Contract has been distributed through partial surrenders, then the income amounts will be processed as loans.

Automated Income Monitor programs are subject to the following additional conditions:
(1)
To prevent adverse tax consequences, a Policy Owner can authorize Nationwide to make scheduled payments via declared rate policy loan when:
(a)
the policy's Investment in the Contract is reduced to zero;
(b)
a partial surrender within the first 15 policy years would be a taxable event;
(c)
or to prevent the policy from becoming a MEC, see Taxes.
Note: Partial surrenders and declared rate policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and declared rate policy loans, see Partial Surrender and Policy Loans.
(2)
While a program is in effect, no Premium payment reminder notices will be sent unless requested; however, Premium payments will be accepted.
(3)
Programs will terminate on the earliest of the following:
(a)
Nationwide’s receipt at the Service Center of a written request to terminate participation;
(b)
at the time the policy enters a Grace Period or terminates for any reason;
(c)
at the time of a requested partial surrender or declared rate policy loan outside the program;
(d)
upon a change of Policy Owner;
(e)
for income based on a fixed duration, the end of the period the Policy Owner specified at the time of election;
(f)
on any policy anniversary when the current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption the Policy Owner specified;
(g)
at any time the scheduled partial surrender or declared rate policy loan would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; or
(h)
the policy's Maturity Date.
Additionally, the program will terminate when one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider II and the Long-Term Care Rider II.
Nationwide will notify Policy Owners upon termination of an Automated Income Monitor program. In addition, Nationwide may modify, suspend, or discontinue Automated Income Monitor programs at any time. Nationwide will notify Policy Owners in writing 30 days before doing so.
Policy Loans
This policy currently offers two types of policy loans: declared rate policy loans and investment advisory policy loans.

A Policy Owner may take a policy loan at any time while the policy is In Force. A policy loan will be effective as of the date Nationwide receives the Policy Owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms.
Taking either type of policy loan (declared rate policy loans and/or investment advisory policy loans) may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The Policy Owner should request an illustration demonstrating the impact of any policy loans on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Declared Rate Policy Loans
Declared rate policy loans are available to Policy Owners for any purpose.
Notwithstanding anything to the contrary set forth in this prospectus, for declared rate policy loans only, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Investment Advisory Policy Loans
Investment advisory policy loans are only available to pay investment advisory fees for this policy as agreed upon between the Policy Owner and their investment adviser(s).
Some Policy Owners may utilize an investment adviser(s) to manage their assets, for which the investment adviser assesses a fee. Investment advisers are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications. The fees for these investment advisory services, which are specified in the respective account agreements, are separate from and in addition to the policy charges and expenses described in this prospectus. Some Policy Owners authorize their investment adviser to take systematic investment advisory policy loans from the policy to collect investment advisory fees. In order to take investment advisory policy loans from the policy, the investment adviser and Policy Owner must complete an authorization form specified by Nationwide. Once the authorization form is completed, Nationwide will automatically process the investment advisory policy loans at the elected frequency until the authorization is terminated. A Policy Owner may terminate this authorization at any time by providing written notice to Nationwide.
Nationwide reserves the right to stop offering investment advisory policy loans at any time. Nationwide will notify Policy Owners if investment advisory policy loans are no longer available.
Loan Amount
For declared rate policy loans, the minimum loan amount is $200.
For investment advisory policy loans, there is no minimum loan amount. However, for any Policy Year, investment advisory policy loans are subject to an annual maximum amount. For the first Policy Year only, investment advisory policy loans cannot exceed the maximum annual investment advisory policy loan allowance percentage multiplied by the Adjusted Cash Value on the Policy Date. For any Policy Year thereafter, investment advisory policy loans cannot exceed the maximum annual investment advisory policy loan allowance percentage multiplied by the Adjusted Cash Value on the last policy anniversary. Currently, the maximum annual investment advisory policy loan allowance percentage is 1.5%.
Example:
Assume a policy is issued as follows:
● Base Policy Specified Amount: $500,000
● Initial Premium: $45,000
● The planned Premium is $45,000 annually for 6 additional years
● Adjusted Cash Value on the Policy Date: $42,300
● Policy is 100% allocated to the Sub-Accounts, and on the date of the first scheduled Investment Advisory Policy Loan, the total Sub-Account value is $43,000.

● The Policy Owner and the investment adviser have completed an authorization for an investment advisory policy loan to be processed for 0.09% of the total Sub-Account value each month.
The investment advisory policy loans would work as follows:
● Because the initial Adjusted Cash Value was $42,300 on the Policy Date, the maximum investment advisory policy loan amount for the first Policy Year will be $634.50 ($42,300 x 1.5%).
● The first investment advisory policy loan is processed for $38.70 ($43,000 x 0.09%). The
$38.70 is paid to the investment adviser per the authorization. The policy now has an
Indebtedness of $38.70. Also, $38.70 has been transferred from the Sub-Accounts
(proportionately, unless the Policy Owner requests transfer from a single Sub-Account) to the investment advisory policy loan account.

● Each month thereafter, an additional investment advisory policy loan is processed for an amount equal to the total Sub-Account value on that date multiplied by 0.09% (as long as the total for the Policy Year does not exceed the $634.50 maximum and the total
Indebtedness does not exceed the maximum stated in the policy).

● At the end of the first Policy Year, assume a total of $464.40 in investment advisory policy loans have been processed and paid to the investment adviser. The Indebtedness at the end of the Policy Year is $472.83 because $8.43 of loan interest has accrued during the year ($464.40 + $8.43 = $472.83). At this point the Death Benefit Proceeds provided by the policy would be reduced by the $472.83 Indebtedness.

● At the beginning of the second Policy Year, the Policy Owner pays the planned Premium of $45,000 and it is applied to the policy. Since Premiums for this product will always be applied as an investment advisory policy loan repayment first, $472.83 of the $45,000 is applied as a loan repayment and the rest is applied as a Premium. The Indebtedness becomes $0 and the funds in the investment advisory policy loan account are transferred out and applied as Net Premium.

● During the second Policy Year, the investment advisory policy loans continue to be processed monthly as scheduled unless limits are reached. As long as Premiums are paid they will always be applied to any investment advisory policy loan Indebtedness first.
If the Policy Owner stops applying Premiums after Policy Year 7 as planned, and also chooses to not pay any loan repayments, the investment advisory policy loan
Indebtedness will continue to grow as new investment advisory policy loans are taken and as charged interest accrues. The Death Benefit Proceeds would be reduced by the total
Indebtedness.

In addition, the maximum loanable amount is equal to 90% of the Cash Value allocated to the Sub-Accounts, plus 100% of the Cash Value allocated to the indexed interest options, plus 100% of the Cash Value in the declared rate policy loan account, plus 100% of the Cash Value in the investment advisory policy loan account, less any Indebtedness. Nationwide pays policy loans with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
Collateral and the Policy Loan Accounts
As collateral for a policy loan, Nationwide transfers an amount equal to the policy loan from the policy's variable and general account investment options to a "policy loan account" (which is part of Nationwide’s general account). Each policy loan type has a distinct policy loan account. Declared rate policy loans are transferred to the declared rate policy loan account and investment advisory policy loans are transferred to the investment advisory policy loan account. Transferring Cash Value to a policy loan account reduces the Policy Owner’s investments in the Sub-Accounts and indexed interest options. Amounts held as collateral against a policy loan do not participate in the investment experience of the Sub-Accounts. Unless the Policy Owner requests transfer from a single Sub-Account, collateral amounts are transferred from the Cash Value to the corresponding policy loan account in the following order:
(1)
first proportionally from the Sub-Accounts until exhausted; then
(2)
proportionally from the Pending Sweep Transactions until exhausted; then

(3)
from the indexed interest strategies as described in Order of Processing from the Indexed Interest Strategies, see Indexed Interest Options; and
(4)
last from the Fixed Account, not including any Pending Sweep Transactions.
Policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan accounts may be subject to Nationwide's creditors in the event of insolvency.
The Policy Owner will earn interest on the collateral held in the declared rate policy loan account and/or the investment advisory policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate for the corresponding policy loan account stated in the Policy Specification Pages. Interest credited to the declared rate policy loan account and investment advisory policy loan is an obligation of Nationwide’s general account and is dependent on Nationwide’s financial strength and claims paying ability. The interest earned on the declared rate policy loan account or investment advisory policy loan account may be different than the rate earned on Cash Value that is in the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding declared rate policy loans and investment advisory policy loans, including principal and compounded interest due. For declared rate policy loans, the guaranteed maximum annualized interest charged rate is 3.90% in policy years 1-5, and 3.25% in policy years 6+. For investment advisory policy loans, the guaranteed maximum annualized interest charged rate is 3.25% in all policy years. On a current basis, rates may change for either loan type and may vary by policy year, subject to the applicable guaranteed maximums. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will transfer an amount equal to the unpaid interest from the policy's investment options and add it to the corresponding policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts transferred from the policy's investment options as unpaid interest charges will be transferred to the corresponding policy loan account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will transfer interest charged on Indebtedness from the policy's investment options to the corresponding collateral account, and credit interest earned on collateral to the investment options:
•
Annually, at the end of a policy year;
•
For declared rate policy loans, at the time a new declared rate policy loan is requested, and for investment advisory policy loans, at the time a new investment advisory policy loan is requested;
•
For declared rate policy loans, when a declared rate policy loan repayment is made, and for investment advisory policy loans, when an investment advisory policy loan repayment is made;
•
Upon the Insured's death;
•
Upon policy Lapse; and/or
•
Upon a full surrender of the policy.
In most cases for declared rate policy loans, the interest earned on collateral will be less and in some cases, significantly less, than the interest charged against the Indebtedness.

Repayment
The Policy Owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The Policy Owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the Policy Owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
If investment advisory policy loans are outstanding, Nationwide will automatically repay any investment advisory policy loans first from any new Premium before the Net Premium is applied to the policy. After any outstanding investment advisory policy loans are repaid, Nationwide will treat any payments made as Premium payments, unless the Policy Owner specifies that the payment should be applied against the policy's Indebtedness for declared rate policy loans. It may be beneficial for the Policy Owner to repay Indebtedness for declared rate policy loans before making additional Premium payments because the Percent of Premium Charge, if applicable, is deducted from Premium payments but not from loan repayments.
Any loan repayment will be applied to the Sub-Accounts and indexed interest options according to the allocation instructions in effect for Net Premium, unless you direct otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Sub-Account Investment Experience. A Policy Owner can avoid Lapsing the policy by paying the amount required by the No-Lapse Guarantee Policy Continuation provision or by invoking the Overloan Lapse Protection Rider II to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a Policy Owner can take action to prevent the Lapse. Subject to certain conditions, a Policy Owner may reinstate a policy that has Lapsed.
No-Lapse Guarantee Policy Continuation
The policy provides for a No-Lapse Guarantee Policy Continuation provision during the No-Lapse Guarantee Period shown in the Policy Specification Pages. The No-Lapse Guarantee Period is elected at the time of application and cannot be changed after the policy is issued. During the No-Lapse Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the No-Lapse Guarantee Monthly Premium in effect for each respective month since the policy was issued.
The No-Lapse Guarantee Monthly Premium required is stated in the Policy Specification Pages and will vary by the Insured's Issue Age, sex, underwriting classification, the Base Policy Specified Amount and any Riders elected.
The No-Lapse Guarantee Monthly Premium can only change due to action taken by the Policy Owner. If a Policy Owner has made any changes to the policy after it is issued, including any partial surrenders, decreases to the Base Policy Specified Amount, terminating a Rider, and/or changing the death benefit option, the No-Lapse Guarantee Monthly Premium may change. A change will result in reissued Policy Specification Pages which will show the new No-Lapse Guarantee Monthly Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the No-Lapse Guarantee Policy Continuation provision in effect.
When the No-Lapse Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the No-Lapse Guarantee Policy Continuation provision.

Grace Period
If the Cash Surrender Value on any Policy Monthaversary is not sufficient to cover the current monthly deductions and the requirements of the No-Lapse Guarantee Policy Continuation provision, if applicable, are not met, then a Grace Period will begin. At the beginning of a Grace Period, the Policy Owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. If the required Premium is not paid within 61 days, the policy and all Riders will Lapse. The amount is equal to:
(1)
the lesser of:
(a)
the amount of Premium required to pay any due and unpaid policy charges; or
(b)
the amount of Premium that will bring the No-Lapse Guarantee Policy Continuation provision back into effect, if applicable; plus
(2)
Premium projected to keep the policy In Force for three additional months.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A Policy Owner may request reinstatement of a Lapsed policy by:
(1)
submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)
providing evidence of insurability satisfactory to Nationwide;
(3)
paying:
(a)
if the policy is not in the No-Lapse Guarantee Period, sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period, plus the policy charges due on the reinstatement date, plus any amount needed to increase the Cash Value, minus any Indebtedness and any surrender charge, to zero; or
(b)
if the policy is in the No-Lapse Guarantee Period, the lesser of:
i.
sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period, plus the policy charges due on the reinstatement date, plus any amount needed to increase the Cash Value, minus any Indebtedness and any surrender charge, to zero; or
ii.
sufficient Premium to meet the No-Lapse Guarantee Monthly Premium requirement of the No-Lapse Guarantee Policy Continuation provision; and
(c)
sufficient Premium, to pay policy charges and/or No-Lapse Guarantee Monthly Premium to meet the requirements of the No-Lapse Guarantee Policy Continuation provision as applicable, to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement; and
(4)
repaying or reinstating any Indebtedness that existed at the end of the Grace Period. Note: Indebtedness may only be reinstated as a declared rate policy loan. Therefore, any outstanding investment advisory policy loans will be reinstated as declared rate policy loans.
The Policy Owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next Policy Monthaversary following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Cash Value will be applied to the policy investment options according to the Policy Owner’s most recent allocation instructions for Net Premium.

Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the Policy Owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. See Payment of Policy Proceeds for additional information.
Policy Restoration after a Full Surrender
Prior to the Insured's death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Surrender
A Policy Owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the Policy Owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 5% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee. See Payment of Policy Proceeds for additional information.
Nationwide reserves the right to limit the number of partial surrenders to one per month. The minimum amount of any partial surrender request is $200. In policy years 2-10, the maximum amount of a partial surrender in any given policy year is 20% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as Sub-Account charges plus coverage charges, see Monthly Charges.
A partial surrender cannot cause the Base Policy Specified Amount to be reduced below the Minimum Base Policy Specified Amount indicated in the Policy Specification Pages, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
If the Policy Owner takes a partial surrender, unless the Policy Owner requests processing from a single Sub-Account, it will be processed in the following order:
(1)
first proportionally from the Sub-Accounts until exhausted; then
(2)
proportionally from the Pending Sweep Transactions until exhausted; then
(3)
from the indexed interest strategies as described in Order of Processing from the Indexed Interest Strategies, see Indexed Interest Options; and
(4)
last from the Fixed Account, not including any Pending Sweep Transactions.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk. The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.

Partial Surrenders to Pay Investment Advisory Fees from the Policy
Some Policy Owners utilize an investment adviser(s) to manage their assets, for which the investment adviser assesses a fee. Investment advisers are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications. The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the policy fees and expenses described in this prospectus. Some Policy Owners authorize their investment adviser to take a partial surrender(s) from the policy to collect investment advisory fees. In order to take partial surrenders from the policy to pay investment advisory fees, the investment adviser and Policy Owner must complete an authorization form specified by Nationwide. Once the authorization form is completed, the investment adviser may thereafter request a partial surrender(s) via the Service Center without further approval, counter-signature, or cosignature from the Policy Owner.
Partial surrenders to pay investment advisory fees reduce the Cash Value, Cash Surrender Value, Base Policy Specified Amount, and Death Benefit. A partial surrender from an Index Segment before the Index Segment Maturity Date will result in no interest credited for the amount deducted. In addition, partial surrenders taken from the policy to pay investment advisory fees may negatively impact the Rider benefits available under the policy, see Policy Riders and Rider Charges. Partial surrenders to pay investment advisory fees are subject to the same restrictions and limitations for partial surrenders generally, as described above.
The Death Benefit
Standard Death Benefit Options
Policy Owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit .
Death Benefit Option 1: The Death Benefit will be the Base Policy Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Base Policy Specified Amount plus the Cash Value as of the Insured's date of death.
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, the Insured dies by suicide, benefits were paid under a Rider that accelerated all or a portion of the Death Benefit, and if the Long-Term Care Rider II is elected, when the Rider’s Lapse protection feature is keeping the policy In Force when the Insured dies.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the Policy Owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•
the cash value accumulation test; or
•
the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test.

Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•
The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•
Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•
Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Death Benefit Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a Policy Owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. Nationwide will permit only one change of the death benefit option per policy year. The effective date of a change will be the Policy Monthaversary following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value, or Premiums paid under the No-Lapse Guarantee Policy Continuation provision if applicable, after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Base Policy Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Base Policy Specified Amount, except for the per $1,000 of Specified Amount charge, which will continue to be based on the original Base Policy Specified Amount for each segment of insurance coverage. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The Policy Owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Base Policy Specified Amount to a level where the Premium already paid would exceed any Premium limitations under the Code.
Where the Policy Owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any Premium limitations under Section 7702 of the Code.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Base Policy Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. The incontestability period in some states may be less than two years.

Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, partial surrenders, and any benefits paid as an acceleration of the Base Policy Specified Amount. The suicide period in some states may be less than two years.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended (unless otherwise elected by the Policy Owner) until the Insured's date of death at which time Proceeds will be paid to the beneficiary, see Extending Coverage beyond the Maturity Date.
If the Policy Owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of extending coverage beyond the Maturity Date is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the policy Investment in the Contract if the maturity Proceeds are taken, see Surrender, Lapse, Maturity in Taxes.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
The termination of some policy and/or Rider benefits will coincide with extension of coverage beyond the Maturity Date. If coverage is extended beyond the Maturity Date:
(1)
the policy’s Base Policy Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, subject to any adjustment for partial surrenders, and reduced for any subsequent Base Policy Specified Amount decreases;
(2)
no changes to the Base Policy Specified Amount will be permitted;
(3)
no changes to the death benefit option will be permitted;
(4)
100% of the policy's Cash Value will be transferred to the Fixed Account, except that any existing indexed interest segments will be allowed to mature prior to transfer;
(5)
if applicable, the Long-Term Care Rider II will terminate;
(6)
no additional Premium payments will be permitted;
(7)
no additional monthly periodic charges will be deducted;
(8)
loan interest will continue to be charged on Indebtedness; and
(9)
the Policy Owner can request partial surrenders.
Note: Partial surrenders will affect the Base Policy Specified Amount of a policy with Death Benefit Option 1 based on the Insured's Attained Age at the time the partial surrender is requested. While the Insured is between the Attained Age of 86 and 90, a partial surrender will decrease the Base Policy Specified Amount proportionately. If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.
Notwithstanding the above, if the Overloan Lapse Protection Rider II was invoked, the Proceeds may be reduced, see Overloan Lapse Protection Rider II.
Coverage beyond the Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.

Payment of Policy Proceeds
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from:
•
the general account options for up to six months;
•
on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units; and/or
•
as permitted or required by federal securities laws and rules and regulations of the SEC.
Death Benefit Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy, see Policy Settlement Options.
Minimum Long-Term Care Rider II Death Benefit Proceeds
If Long-Term Care Rider II benefits have been paid and the Rider is In Force when the Insured dies, the policy will provide minimum Death Benefit Proceeds as follows:
•
If the Long-Term Care Rider II is not keeping the policy In Force and the normally payable Death Benefit Proceeds will not be greater than or equal to 10% of: the Base Policy Specified Amount minus any Indebtedness, Nationwide will instead pay Death Benefit Proceeds equal to the greater of zero, or:
(1) 10% of: the Base Policy Specified Amount minus any Indebtedness; minus (2) the lesser of (a) or (b) if the Policy is in a Grace Period when the Insured dies, where: (a) is any due and unpaid monthly deductions and any other Policy charges; and (b) is the dollar amount of Premium that would meet the requirements of any death benefit guarantee or no-lapse guarantee;
•
The result will be zero if Indebtedness is greater than the Base Policy Specified Amount, or if the value in (2) exceeds the value in (1); and
•
If the Long-Term Care Rider II is keeping the policy In Force and the normally payable Death Benefit Proceeds will not be greater than or equal to: 10% of: the Long-Term Care Specified Amount minus any Indebtedness, Nationwide will instead pay Death Benefit Proceeds equal to 10% of: the Long-Term Care Specified Amount minus any Indebtedness;
•
The result will be zero if the Indebtedness exceeds the Long-Term Care Specified Amount.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Settlement Options
Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) may be paid out in a lump sum, or in another form that is elected at application.
At any time before the Proceeds become payable, a Policy Owner may request to change the payout option by writing to the Service Center.

If more than one payout option is elected, at least $2,000 must be apportioned to each option and each payment (made at the specified interval) must be at least $20. The settlement options below are based on predetermined fixed payments.
If the Policy Owner does not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election. Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process. If the beneficiary does not make an election, Nationwide will pay the Proceeds in a lump sum.
Note that for the remainder of Payment of Policy Proceeds provision, "payee" means the person(s) entitled to the Proceeds.
Life Income with Payments Guaranteed Option
If the Life Income with Payments Guaranteed Option is elected, Nationwide will retain the Proceeds and make payments to the payee at specified intervals for a guaranteed period of 10 years and, if the payee is still living at the end of the guaranteed period, the payments will continue for the rest of the payee’s life. During the guaranteed period, Nationwide will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually. Nationwide will determine annually if any interest in excess of 2.5% will be paid. The Proceeds can be paid at the beginning of 12, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. If a payee dies before the guaranteed period has elapsed, Nationwide will make the remaining payments to the payee’s estate. If the payee dies after the guaranteed period has elapsed, no further payments will be made.
Joint and Survivor Life Option
If the Joint and Survivor Life Option was elected, Nationwide will retain the Proceeds and make equal payments to the payees at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the death of the last surviving payee. Nationwide will make no payments to the last surviving payee's estate. A potential consequence of electing a life contingent settlement option is that the payee may receive far less under the settlement option than they would have otherwise received with a lump sum payment of the Death Benefit Proceeds. It is possible that only one payment will be made under this option if both payees die prior to the first payment.
Life Income Option
If the Life Income Option is elected, Nationwide will use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be based on current individual immediate annuity purchase rates in effect on the date the immediate annuity is elected. The Proceeds will be paid 30 days after this option is elected and future payments can be paid at the end of 12, six, three, or one month intervals.
Once payments begin under this option, withdrawals are not permitted. Payments will cease upon the payee’s death. Nationwide will make no payments to the payee’s estate. A potential consequence of electing a life contingent settlement option is that the payee may receive far less under the settlement option than they would have otherwise received with a lump sum payment of the Death Benefit Proceeds. It is possible that only one payment will be made under this option if the payee dies prior to the first payment.
Some or all of the payout options listed may not be available in all states. Forms of payout other than the three listed above may be requested, but are subject to Nationwide’s approval. Requests for other forms of payout must be based on fixed payments; no variable payment options are permitted. The amount of payments and duration of any other payout options will be determined by Nationwide.
Payments to Minors
Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Policy Proceeds intended for a minor’s benefit.

Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and depends on the Policy Owner's particular circumstances. The Policy Owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate of 40% subject to any applicable exemptions.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance Premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when Premium payments are paid by someone other than the Policy Owner). Gifts are not generally included in the recipient's taxable income. If the Policy Owner (whether or not they are the Insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's Cash Value is not included in the Policy Owner's taxable income for federal income tax purposes unless it is distributed to the Policy Owner before the death of the Insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the Policy Owner is considered to exercise investment control over the separate account assets, the Policy Owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policyholder. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the extent to which a Policy Owner may direct their investment to particular underlying investment options without being treated as the owner of the separate account assets, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals, loans, Premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts deducted from the policy’s Cash Value used to pay the cost of any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also considered a modified endowment contract under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the Policy Owner's circumstances, the use of the Cash Value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy Owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the Policy Owner's individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total Premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual Premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual Premiums. A policy may become a modified endowment contract because of a "reduction in benefits" as defined by Section 7702A(c) of the Code, or may become subject to a new 7-year testing period because of a "material change."
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the Cash Value of the policy exceeds the Investment in the Contract (generally, the Net Premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the Policy Owner if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the Policy Owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any Premium paid that exceeds the modified endowment limits.
A Life Insurance Policy that is NOT a Modified Endowment Contract
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable Premiums paid (Investment in the Contract), and then taxable income after full recovery of the Investment in the Contract. Distributions not in excess of Investment in the Contract will reduce the Policy Owner's Investment in the Contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable Investment in the Contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the Death Benefit, then the cash distribution may be fully or partially taxable to the Policy Owner. The Policy Owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Payment of Investment Advisory Fees from the Policy
Direct payment of recurring investment advisory fees to an investment adviser through either "Investment Advisor Policy Loans" or through partial surrenders will incur the same tax consequences as described in the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of this prospectus. In the case of a modified endowment contract (MEC) a policy loan or partial surrender will be treated as taxable income to the extent of gain in the policy. Also, if the policyholder is under 59½ a 10% penalty will apply. A policy loan from a non MEC policy is not a taxable event. And partial surrenders are first treated as a return of nontaxable Premium and then taxable income once nontaxable Premiums are fully recovered.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy Indebtedness exceeds the Investment in the Contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In circumstances where the policy Indebtedness is very large, the amount of tax could exceed the amount of cash distributed to the Policy Owner at surrender.
The purpose of the Maturity Date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled Maturity Date, that result is not certain due to a lack of guidance on the issue. The Policy Owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled Maturity Date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the Policy Owner should consult with a tax advisor regarding how to determine the Policy Owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.

Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s Investment in the Contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the Death Benefit Proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will prevent taxation of the Death Benefit Proceeds if the transfer of the policy is to the Insured under the policy, a partner of the Insured, a partnership of which the Insured is a partner, or to a corporation in which the Insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the Death Benefit Proceeds will be taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer in a reportable policy sale or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A Policy Owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, Policy Owners will be taxed on amounts received in excess of the Investment in the Contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the Policy Owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the Insured named in the policy must be the Insured under the new policy.
If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable. Policy Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the Death Benefit is generally excludable from the beneficiary’s gross income by reason of the Insured’s death. However, if the policy had been transferred to a new Policy Owner for valuable consideration (e.g., through a sale of the policy), a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option given their individual circumstances.
Accelerated Death Benefits
The Death Benefit under a life insurance policy may be distributed at a time earlier than the death of the Insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The Death Benefit under a life insurance policy may be distributed when the Insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of the Insured’s death and will generally be excluded from the Policy Owner’s gross income under Section 101 of the Code, as described above.

Chronic Illness
The chronic illness rider issued with this policy is intended to qualify under Internal Revenue Code section 101(g) that allows for the tax-free acceleration of a Death Benefit due to the Insured being certified as chronically ill. The rider is not intended to be a qualified long-term care insurance contract under Section 7702B of the Code. The amount of the benefit paid under the chronic illness rider will be tax free up to the same per diem limitation established by the Code that applies to a qualified long-term care insurance contract. Any benefit paid in excess of the per diem limitation will be included in the Policy Owner's gross income. Also, the per diem limitation may be modified where multiple indemnity policies on the same Insured accelerate the Death Benefit on account of chronic illness through either a chronic illness rider or a qualified long-term care insurance contract. Moreover, the benefit paid may not be tax free where a policy is owned in a business context. Specifically, benefits paid will not be tax free where the Policy Owner who is not the Insured has an insurable interest in the Insured because the Insured is a director, officer, or employee of the Policy Owner or because the Insured is financially interested in any trade or business carried on by the Policy Owner. The payment of benefits under the chronic illness rider will be reported on a Form 1099-LTC.
This discussion is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the Policy Owner’s facts and circumstances, the Policy Owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Critical Illness
The critical illness rider issued with this policy will pay an accelerated Death Benefit if the Insured is diagnosed with an illness that is covered under the rider such as a heart attack, stroke, etc. Generally, benefits paid under a critical illness rider may be taxable depending on whether the cost paid for a rider are tax deductible to the Policy Owner. For example, where the cost paid for the rider are nondeductible after-tax contributions, then the benefits paid are generally tax free. Nationwide expects the benefits paid under the rider will generally be excludible from gross income under Internal Revenue Code section 104(a)(3). However, the benefits may not qualify for this exclusion with certain third-party ownership arrangements.
This discussion is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the Policy Owner’s facts and circumstances, the Policy Owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Long-Term Care
A long-term care rider issued with a life insurance policy may allow for acceleration of all or a portion of the Death Benefit upon the Insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as defined under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the Death Benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The long-term care rider issued with this policy will be either a rider that pays a long-term care benefit that is limited to the HIPAA per diem amount or a rider that allows payment of a long-term care benefit that may exceed the HIPAA per diem amount. Under either rider, the amount of the long-term care benefit that is excludable from gross income on an annual basis is limited to the greater of 1) the HIPAA per diem amount or 2) the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the Insured. If multiple indemnity contracts are owned on a single Insured, the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred.
The Tax Cuts and Jobs Act of 2017 changed the methodology used to calculate the annual inflation adjustments to the HIPAA per diem amount. The change will result in a lower rate of increase in the annual HIPAA per diem. Therefore, it is highly recommended that the Policy Owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the Insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the Policy Owner to determine if collecting benefits while outside the United States will subject the Policy Owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.

Payment of long-term care rider charges will be made through deductions from the Cash Value of the life policy. These deductions from the Cash Value are considered to be distributions from the life policy for federal tax purposes and will not be included in income even if the Policy Owner has fully recovered their Investment in the Contract.
The payment of long-term care benefits made to the Policy Owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the Cash Value of the life insurance policy to pay for long-term care rider charges during the calendar year will also be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the Policy Owner's facts and circumstances, the Policy Owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the Policy Owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT payment.
If the Policy Owner is not the Insured or a beneficiary, then payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the Policy Owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of Death Benefits that are payable under life insurance policies owned by the employer of the Insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in Death Benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of Death Benefit payable to the employer that may be excluded from income cannot exceed the sum of Premiums paid and other payments made by the Policy Owner for the policy. Consequently, under this general rule, some portion of the Death Benefit will be taxable.
The general rule of taxability will not apply if (1) the statutory notice and consent requirements are satisfied before the policy is issued, and (2) one of the following apply:
1.
The Insured was an employee at any time during the 12-month period before the Insured’s death.
2.
At the time that the policy is issued, the Insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.
The Death Benefit is paid to a family member of the Insured (as defined under the Code), an individual who is a designated beneficiary (other than the employer) of the Insured, a trust established for either the family member’s or beneficiary’s benefit, or the Insured’s estate, or
4.
The Death Benefit is used to buy an equity interest in the employer from the family member of the Insured, beneficiary, trust or estate.
Code Section 6039I requires any Policy Owner of an employer-owned policy to file an annual return showing (a) the number of employees of the Policy Owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance In Force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the Policy Owner, and (e) that the Policy Owner has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that the employer-owner will be the beneficiary of any Proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the Death Benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the Policy Owner’s facts and circumstances, the Policy Owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate Policy Owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate Policy Owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the Policy Owner's facts and circumstances, the Policy Owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Policy Owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the Policy Owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the Policy Owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the Policy Owner's spouse) are not citizens of the United States, the Policy Owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the Policy Owner, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the Policy Owner advises Nationwide, in writing, of their request not to withhold. If the Policy Owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax.
A Policy Owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a Death Benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid Premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The Policy Owner should consult their independent legal, tax and/or financial professional.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The Policy Owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Financial Statements
Financial statements for the Variable Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000227145NW/index.php?ctype=product_sai.

Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000227145NW/index.php. This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com. The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge, such as any Low Cost Sub-Account Fee. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Real Assets	Advisors Preferred Trust - Quantified Gold Futures Tracking Portfolio (formerly, Advisors Preferred Trust - Gold Bullion Strategy Portfolio) Investment Advisor: Advisors Preferred, LLC Subadvisor: Flexible Plan Investments, Ltd.	1.63%	0.00%	1.63%	59.59%	14.40%	12.14%
Equity	Alger Capital Appreciation Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	0.94%	0.20%	1.14%	32.87%	16.33%	18.17%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class B Investment Advisor: AllianceBernstein L.P.	1.07%	0.00%	1.07%	2.64%	8.48%	8.27%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A Investment Advisor: AllianceBernstein L.P.	0.59%*	0.00%	0.59%	10.47%	11.42%	10.57%
Equity	ALPS Variable Investment Trust - ALPS/Alerian Energy Infrastructure Portfolio: Class III Investment Advisor: ALPS Advisors, Inc.	1.30%	0.00%	1.30%	4.66%	22.06%	10.70%
Allocation	American Funds Insurance Series® - Asset Allocation Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.79%	0.00%	0.79%	15.59%	8.70%	9.50%
Equity	American Funds Insurance Series® - Global Small Capitalization Fund: Class 4 Investment Advisor: Capital Research and Management Company	1.15%*	0.00%	1.15%	14.33%	0.23%	6.96%
Equity	American Funds Insurance Series® - Growth Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.84%	0.00%	0.84%	19.93%	13.09%	17.67%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	American Funds Insurance Series® - Growth-Income Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.78%	0.00%	0.78%	17.77%	13.62%	13.63%
Equity	American Funds Insurance Series® - International Fund: Class 4 Investment Advisor: Capital Research and Management Company	1.03%	0.00%	1.03%	26.41%	3.14%	6.73%
Equity	American Funds Insurance Series® - New World Fund®: Class 4 Investment Advisor: Capital Research and Management Company	1.07%*	0.00%	1.07%	27.93%	5.06%	8.98%
Fixed Income	American Funds Insurance Series® - The Bond Fund of America: Class 4 Investment Advisor: Capital Research and Management Company	0.73%*	0.00%	0.73%	6.98%	-0.38%	2.11%
Equity	American Funds Insurance Series® - Washington Mutual Investors Fund: Class 4 Investment Advisor: Capital Research and Management Company	0.75%*	0.00%	0.75%	16.90%	13.60%	12.08%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Subadvisor: BlackRock International Limited	0.78%*	0.00%	0.78%	8.52%	4.47%	6.02%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock Total Return V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Subadvisor: BlackRock International Limited and BlackRock (Singapore) Limited	0.74%*	0.00%	0.74%	7.14%	-0.75%	1.82%
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III Investment Advisor: BlackRock Advisors, LLC Subadvisor: BlackRock International Limited and BlackRock (Singapore) Limited	1.01%*	0.00%	1.01%	19.51%	5.51%	7.33%
Real Assets	Cantor Fitzgerald Variable Insurance Trust - Cantor Fitzgerald Commodity Return Strategy Portfolio: Class 1 (formerly, Credit Suisse Trust - Commodity Return Strategy Portfolio: Class 1) This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: UBS Asset Management (Americas) LLC	1.05%*	0.20%	1.25%	15.36%	10.28%	5.59%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Real Assets	Columbia Funds Variable Series Trust II - Columbia Variable Portfolio - Commodity Strategy Fund: Class 1 Investment Advisor: Columbia Management Investment Advisors, LLC	0.75%*	0.00%	0.75%	15.48%	12.76%	6.75%
Equity	Columbia Funds Variable Series Trust II - Columbia Variable Portfolio - Seligman Global Technology: Class 2 (formerly, Columbia Funds Variable Insurance Trust II - Columbia Variable Portfolio - Seligman Global Technology: Class 2) Investment Advisor: Columbia Management Investment Advisors, LLC	1.18%*	0.00%	1.18%	34.37%	18.42%	22.70%
Alternative Strategies	Deutsche DWS Variable Series II - DWS Alternative Asset Allocation VIP: Class B Investment Advisor: DWS Investment Management Americas, Inc. Subadvisor: RREEF America L.L.C.	1.26%	0.00%	1.26%	10.03%	4.88%	4.52%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA Equity Allocation Portfolio: Institutional Class Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.31%*	0.35%	0.66%	19.94%	12.23%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VA Global Bond Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.21%	0.35%	0.56%	4.35%	1.38%	1.81%
Allocation	DFA Investment Dimensions Group Inc. - Dimensional VA Global Moderate Allocation Portfolio: Institutional Class Investment Advisor: Dimensional Fund Advisors LP	0.28%*	0.35%	0.63%	14.68%	8.42%	8.65%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA International Small Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.39%	0.35%	0.74%	36.99%	8.89%	8.68%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA International Value Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.27%	0.35%	0.62%	45.64%	15.85%	10.46%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VA Short-Term Fixed Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd. And DFA Australia Limited	0.12%	0.35%	0.47%	4.33%	2.65%	1.97%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Large Value Portfolio Investment Advisor: Dimensional Fund Advisors LP	0.21%	0.35%	0.56%	15.83%	11.97%	10.51%
Equity	DFA Investment Dimensions Group Inc. - Dimensional VA U.S. Targeted Value Portfolio Investment Advisor: Dimensional Fund Advisors LP	0.29%	0.35%	0.64%	8.95%	13.60%	11.00%
Fixed Income	DFA Investment Dimensions Group Inc. - Dimensional VIT Inflation- Protected Securities Portfolio: Institutional Class Investment Advisor: Dimensional Fund Advisors LP	0.11%	0.35%	0.46%	7.55%	1.05%	3.12%
Fixed Income	Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Eaton Vance Management	1.19%	0.00%	1.19%	3.95%	4.64%	4.43%
Equity	Federated Hermes Insurance Series - Federated Hermes Kaufmann Fund II: Service Shares This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Federated Equity Management Company of Pennsylvania Subadvisor: Federated Global Investment Management Corp.	1.79%*	0.00%	1.79%	11.26%	1.26%	9.61%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Allocation	Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Federated Equity Management Company of Pennsylvania Subadvisor: Federated Investment Management Company, Federated Advisory Services Company, Fed Global	0.97%*	0.20%	1.17%	7.03%	6.56%	6.85%
Allocation	Fidelity Variable Insurance Products Fund - VIP Balanced Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	0.00%	0.66%	14.96%	9.24%	10.84%
Equity	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.79%	0.00%	0.79%	21.19%	15.08%	15.49%
Equity	Fidelity Variable Insurance Products Fund - VIP Disciplined Small Cap Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC	0.57%	0.00%	0.57%	17.09%	10.09%	10.31%
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.85%	0.00%	0.85%	10.34%	23.86%	7.69%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Floating Rate High Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.73%	0.35%	1.08%	5.33%	6.06%	5.44%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	0.00%	0.81%	21.65%	11.03%	19.64%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.80%	0.00%	0.80%	14.61%	13.41%	17.15%
Equity	Fidelity Variable Insurance Products Fund - VIP International Capital Appreciation Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FIL Investment Advisors, FIL Investment Advisors (UK) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	1.02%	0.00%	1.02%	18.36%	5.99%	9.53%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.62%	0.00%	0.62%	6.93%	-0.21%	2.45%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.80%	0.00%	0.80%	11.49%	9.83%	10.31%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Strategic Income Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FIL Investment Advisors, FIL Investment Advisors (UK) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.88%	0.00%	0.88%	8.58%	2.79%	4.40%
Equity	Fidelity Variable Insurance Products Fund - VIP Utilities Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC	0.85%	0.00%	0.85%	13.83%	12.24%	12.23%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.84%	0.00%	0.84%	7.70%	11.87%	10.54%
Equity	First Eagle Variable Funds - Overseas Variable Fund Investment Advisor: First Eagle Investment Management, LLC	1.21%*	0.00%	1.21%	37.47%	9.02%	7.61%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Global Real Estate VIP Fund: Class 1 Investment Advisor: Franklin Advisers, Inc.	1.00%*	0.00%	1.00%	8.22%	2.64%	3.29%
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 This Sub-Account is only available in policies issued before May 1, 2022 Investment Advisor: Franklin Advisers, Inc.	0.72%	0.00%	0.72%	12.56%	7.66%	7.30%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Franklin Advisers, Inc.	0.75%*	0.00%	0.75%	15.73%	-0.96%	-0.15%
Equity	Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Growth Fund: Service Shares Investment Advisor: Goldman Sachs Asset Management, L.P.	0.98%*	0.00%	0.98%	7.36%	4.68%	11.59%
Fixed Income	Guggenheim Variable Funds Trust - Series E (Total Return Bond Series) Investment Advisor: Guggenheim Investments	0.91%*	0.00%	0.91%	7.48%	-0.21%	3.13%
Fixed Income	Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series) Investment Advisor: Guggenheim Investments	1.15%*	0.00%	1.15%	3.57%	4.56%	4.13%
Equity	Invesco - Invesco V.I. American Value Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.89%	0.00%	0.89%	21.00%	17.85%	12.29%
Equity	Invesco - Invesco V.I. Comstock Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.75%	0.00%	0.75%	17.44%	15.43%	11.95%
Fixed Income	Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.62%*	0.00%	0.62%	7.09%	-0.11%	2.99%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.86%	0.00%	0.86%	4.79%	3.90%	11.38%
Equity	Invesco - Invesco V.I. Global Fund: Series II This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	1.06%	0.00%	1.06%	15.01%	7.01%	10.72%
Equity	Invesco - Invesco V.I. Global Real Estate Fund: Series I Shares This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Invesco Advisers, Inc. Subadvisor: Invesco Asset Management Limited	1.02%	0.00%	1.02%	7.85%	1.73%	2.44%
Fixed Income	Invesco - Invesco V.I. Global Strategic Income Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.95%*	0.00%	0.95%	12.98%	1.65%	3.01%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Invesco V.I. International Growth Fund: Series II This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	1.25%*	0.00%	1.25%	15.53%	1.88%	5.34%
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Institutional Shares Investment Advisor: Janus Henderson Investors US LLC	0.62%	0.20%	0.82%	15.11%	8.48%	10.14%
Equity	Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares Investment Advisor: Janus Henderson Investors US LLC	0.72%	0.20%	0.92%	7.67%	7.62%	12.79%
Fixed Income	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.82%*	0.00%	0.82%	7.22%	-0.47%	2.07%
Equity	Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Institutional Shares This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Janus Henderson Investors US LLC	0.83%*	0.20%	1.03%	6.50%	8.69%	8.66%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.96%	0.00%	0.96%	28.58%	9.17%	8.97%
Equity	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series II This Sub-Account is only available in policies issued before May 1, 2022 Investment Advisor: John Hancock Variable Trust Advisers LLC Subadvisor: Boston Partners Global Investors, Inc.	1.24%*	0.00%	1.24%	31.68%	7.58%	8.28%
Equity	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares This Sub-Account is only available in policies issued before August 19, 2022 Investment Advisor: Lazard Asset Management LLC	1.38%*	0.00%	1.38%	41.77%	10.76%	9.35%
Equity	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class II Investment Advisor: Franklin Templeton Fund Adviser, LLC Subadvisor: ClearBridge Investments, LLC	1.06%	0.00%	1.06%	8.97%	-0.42%	9.11%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Lincoln Variable Insurance Products Trust - LVIP ClearBridge Large Cap Growth Fund: Standard Class This Sub-Account is only available in policies issued before April 24, 2026 Investment Advisor: Lincoln Financial Investments Corporation Subadvisor: ClearBridge Investments, LLC	0.74%*	0.00%	0.74%	8.62%	10.57%	14.46%
Fixed Income	Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.98%	0.00%	0.98%	8.32%	2.09%	4.72%
Equity	MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.06%*	0.00%	1.06%	3.40%	3.03%	11.32%
Equity	MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.12%*	0.00%	1.12%	12.56%	-0.54%	10.46%
Equity	MFS® Variable Insurance Trust - MFS Utilities Series: Service Class This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Massachusetts Financial Services Company	1.03%*	0.00%	1.03%	14.76%	7.38%	9.22%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class II This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Subadvisor: Allspring Global Investments, LLC	1.08%*	0.00%	1.08%	5.62%	-2.35%	9.38%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint® Managed Growth & Income Fund: Class I This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Nationwide Fund Advisors Subadvisor: Nationwide Asset Management, LLC	0.74%*	0.00%	0.74%	9.39%	5.04%	5.69%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Subadvisor: Newton Investment Management Limited	0.63%*	0.00%	0.63%	18.81%	14.80%	11.79%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Fixed Income	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.24%	0.20%	0.44%	7.06%	-0.59%	1.79%
Fixed Income	Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: DoubleLine Capital LP	0.58%*	0.20%	0.78%	7.69%	0.62%
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: FIAM LLC	1.12%*	0.00%	1.12%	36.15%	1.01%	6.31%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I This Sub-Account is only available in policies issued before May 1, 2022 Investment Advisor: Nationwide Fund Advisors Subadvisor: Nationwide Asset Management, LLC	0.69%*	0.00%	0.69%	7.00%	-0.62%	1.17%
Capital Preservation	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: Federated Investment Management Company	0.32%	0.20%	0.52%	4.07%	3.06%	1.93%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Lazard Asset Management LLC	0.88%*	0.00%	0.88%	39.29%	12.79%	9.94%
Equity	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.32%	0.20%	0.52%	30.94%	8.68%	8.07%
Fixed Income	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.22%*	0.35%	0.57%	6.88%	-0.46%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.25%*	0.35%	0.60%	18.57%	11.40%
Fixed Income	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: J.P. Morgan Investment Management Inc.	0.50%*	0.00%	0.50%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Jacobs Levy Equity Management, Inc.	0.70%*	0.00%	0.70%	14.20%	19.09%	18.02%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: Loomis, Sayles & Company, L.P.	0.43%	0.20%	0.63%	7.03%	-0.62%	2.23%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Loomis, Sayles & Company, L.P.	0.55%	0.00%	0.55%	5.70%	2.13%	2.38%
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.26%	0.20%	0.46%	7.27%	8.87%	10.46%
Equity	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.47%*	0.00%	0.47%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.16%	0.20%	0.36%	17.70%	14.25%	14.64%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.25%	0.20%	0.45%	12.54%	5.91%	9.46%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Amundi Asset Management, US	0.80%	0.00%	0.80%	7.56%	5.81%	5.45%
Equity	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Subadvisor: Victory Capital Management Inc.	0.96%*	0.00%	0.96%	2.30%	7.79%	7.55%
Equity	New Age Alpha Variable Funds Trust - NAA Small Cap Value Series Investment Advisor: New Age Alpha Advisors, LLC	1.17%*	0.00%	1.17%	3.30%	8.47%	7.65%
Hybrid Securities	New York Life Investments VP Funds Trust - NYLIM VP MacKay Convertible Portfolio: Service 2 Class (formerly, New York Life Investments VP Funds Trust - NYLI VP MacKay Convertible Portfolio: Service 2 Class) Investment Advisor: New York Life Investment Management LLC Subadvisor: MacKay Shields LLC	0.92%	0.00%	0.92%	15.99%	5.24%	10.00%
Allocation	Northern Lights Variable Trust - DF Tactical Momentum VIT Fund: Class 1 (formerly, Northern Lights Variable Trust - Donoghue Forlines Momentum VIT Fund: Class 1) Investment Advisor: Donoghue Forlines LLC	1.56%	0.00%	1.56%	23.52%	12.83%	9.23%
Allocation	Northern Lights Variable Trust - TOPS Aggressive ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Aggressive Growth ETF Portfolio: Class 1) Investment Advisor: ValMark Advisers, Inc. Subadvisor: Milliman Financial Risk Management, LLC	0.29%	0.35%	0.64%	19.17%	9.69%	10.71%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Allocation	Northern Lights Variable Trust - TOPS Moderate ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Moderate Growth ETF Portfolio: Class 1) Investment Advisor: ValMark Advisers, Inc. Subadvisor: Milliman Financial Risk Management, LLC	0.29%	0.35%	0.64%	15.50%	7.20%	8.26%
Allocation	Northern Lights Variable Trust - TOPS Moderately Aggressive ETF Portfolio: Class 1 (formerly, Northern Lights Variable Trust - TOPS® Growth ETF Portfolio: Class 1) Investment Advisor: ValMark Advisers, Inc. Subadvisor: Milliman Financial Risk Management, LLC	0.29%	0.35%	0.64%	18.31%	8.85%	9.80%
Allocation	Northern Lights Variable Trust - TOPS® Balanced ETF Portfolio: Class 1 Investment Advisor: ValMark Advisers, Inc. Subadvisor: Milliman Financial Risk Management, LLC	0.29%	0.35%	0.64%	13.17%	5.79%	6.66%
Allocation	Northern Lights Variable Trust - TOPS® Conservative ETF Portfolio: Class 1 Investment Advisor: ValMark Advisers, Inc. Subadvisor: Milliman Financial Risk Management, LLC	0.31%	0.35%	0.66%	10.39%	4.61%	5.25%
Allocation	PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class Investment Advisor: PIMCO Subadvisor: Research Affiliates, LLC	2.13%*	0.00%	2.13%	14.20%	5.60%	6.77%
Fixed Income	PIMCO Variable Insurance Trust - Emerging Markets Bond Portfolio: Administrative Class Investment Advisor: PIMCO	1.17%	0.00%	1.17%	14.98%	2.44%	5.06%
Fixed Income	PIMCO Variable Insurance Trust - Global Core Bond (Hedged) Portfolio: Administrative Class Investment Advisor: PIMCO	1.13%	0.00%	1.13%	6.72%	0.78%	3.16%
Fixed Income	PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class Investment Advisor: PIMCO	0.81%	0.00%	0.81%	8.95%	3.97%	5.57%
Fixed Income	PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class Investment Advisor: PIMCO	0.92%	0.00%	0.92%	10.19%	3.41%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Fixed Income	PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class This Sub-Account is only available in policies issued before May 1, 2024 Investment Advisor: PIMCO	0.66%	0.00%	0.66%	5.52%	1.57%	1.79%
Fixed Income	PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class Investment Advisor: PIMCO	1.39%	0.00%	1.39%	7.85%	1.21%	3.21%
Fixed Income	PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class Investment Advisor: PIMCO	0.65%	0.00%	0.65%	4.67%	3.25%	2.76%
Fixed Income	PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class Investment Advisor: PIMCO	0.73%	0.00%	0.73%	8.89%	0.02%	2.36%
Fixed Income	Putnam Variable Trust - Putnam VT Income Fund: Class IB This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Franklin Advisers, Inc. Subadvisor: Putnam Investment Management, LLC, Franklin Templeton Investment Management Limited	0.82%	0.00%	0.82%	7.25%	-1.13%	1.89%
Equity	Royce Capital Fund - Royce Micro- Cap Portfolio: Investment Class Investment Advisor: Royce & Associates, LP	1.22%	0.20%	1.42%	13.89%	9.17%	10.14%
Equity	Rydex Variable Trust - Banking Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	23.74%	11.68%	8.98%
Equity	Rydex Variable Trust - Basic Materials Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	32.89%	9.42%	11.58%
Equity	Rydex Variable Trust - Biotechnology Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	30.12%	3.55%	5.42%
Real Assets	Rydex Variable Trust - Commodities Strategy Fund Investment Advisor: Guggenheim Investments	1.73%*	0.00%	1.73%	4.89%	12.80%	4.76%
Equity	Rydex Variable Trust - Electronics Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	41.49%	18.80%	23.66%
Equity	Rydex Variable Trust - Energy Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	7.51%	19.52%	4.64%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Rydex Variable Trust - Energy Services Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	1.75%	10.39%	-5.65%
Equity	Rydex Variable Trust - Financial Services Fund Investment Advisor: Guggenheim Investments	1.83%*	0.00%	1.83%	10.76%	11.31%	9.88%
Alternative Strategies	Rydex Variable Trust - Global Managed Futures Fund Investment Advisor: Guggenheim Investments	2.18%*	0.00%	2.18%	3.65%	3.94%	1.27%
Equity	Rydex Variable Trust - Health Care Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	14.07%	4.64%	7.44%
Fixed Income	Rydex Variable Trust - High Yield Strategy Fund Investment Advisor: Guggenheim Investments	1.73%*	0.00%	1.73%	9.87%	3.52%	4.77%
Equity	Rydex Variable Trust - Internet Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	18.50%	2.54%	11.93%
Equity	Rydex Variable Trust - Leisure Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	8.48%	2.50%	7.27%
Alternative Strategies	Rydex Variable Trust - Multi-Hedge Strategies Fund This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Guggenheim Investments	1.75%*	0.00%	1.75%	1.25%	1.23%	1.62%
Equity	Rydex Variable Trust - NASDAQ- 100® Fund Investment Advisor: Guggenheim Investments	1.76%*	0.00%	1.76%	19.04%	13.32%	17.60%
Equity	Rydex Variable Trust - Precious Metals Fund Investment Advisor: Guggenheim Investments	1.68%*	0.00%	1.68%	147.37%	17.52%	21.08%
Equity	Rydex Variable Trust - Real Estate Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	2.88%	3.02%	4.00%
Equity	Rydex Variable Trust - Retailing Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	10.18%	4.22%	9.19%
Equity	Rydex Variable Trust - S&P 500 Pure Growth Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	11.75%	6.62%	10.34%
Equity	Rydex Variable Trust - S&P 500 Pure Value Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	16.02%	12.00%	8.64%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Rydex Variable Trust - S&P MidCap 400 Pure Growth Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	7.18%	4.39%	6.85%
Equity	Rydex Variable Trust - S&P MidCap 400 Pure Value Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	6.12%	12.00%	10.60%
Equity	Rydex Variable Trust - S&P SmallCap 600 Pure Growth Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	8.59%	2.89%	6.53%
Equity	Rydex Variable Trust - S&P SmallCap 600 Pure Value Fund Investment Advisor: Guggenheim Investments	1.69%*	0.00%	1.69%	6.77%	12.03%	7.65%
Equity	Rydex Variable Trust - Technology Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	25.70%	12.27%	18.37%
Equity	Rydex Variable Trust - Telecommunications Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	31.13%	5.45%	6.64%
Equity	Rydex Variable Trust - Transportation Fund Investment Advisor: Guggenheim Investments	1.78%*	0.00%	1.78%	11.77%	2.32%	8.06%
Equity	Rydex Variable Trust - Utilities Fund Investment Advisor: Guggenheim Investments	1.79%*	0.00%	1.79%	17.07%	8.56%	8.60%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.00%	0.00%	1.00%	18.43%	11.41%	15.25%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: T. Rowe Price Associates, Inc.	0.99%	0.00%	0.99%	14.07%	10.89%	10.24%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.11%	0.00%	1.11%	17.80%	3.86%	8.70%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: T. Rowe Price Associates, Inc. Subadvisor: T. Rowe Price Investment Management, Inc.	1.09%	0.00%	1.09%	3.29%	3.58%	9.54%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Alternative Strategies	The Merger Fund VL - The Merger Fund VL: Class I Investment Advisor: Virtus Investment Advisers, Inc. Subadvisor: Westchester Capital Management, LLC, an affiliate of VIA.	1.54%*	0.00%	1.54%	5.23%	2.98%	4.04%
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class This Sub-Account is only available in policies issued before May 1, 2023 Investment Advisor: Van Eck Associates Corporation	1.30%*	0.20%	1.50%	29.92%	-0.77%	5.47%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.08%	0.00%	1.08%	36.48%	10.51%	8.33%
Allocation	Vanguard Variable Insurance Fund - Balanced Portfolio Investment Advisor: Wellington Management Company, LLP	0.20%	0.35%	0.55%	16.46%	9.29%	10.03%
Equity	Vanguard Variable Insurance Fund - Capital Growth Portfolio Investment Advisor: PRIMECAP Management Company	0.34%	0.35%	0.69%	28.98%	13.97%	14.96%
Allocation	Vanguard Variable Insurance Fund - Conservative Allocation Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.12%	0.35%	0.47%	12.73%	4.22%	6.14%
Equity	Vanguard Variable Insurance Fund - Diversified Value Portfolio Investment Advisor: Hotchkis and Wiley Capital Management, LLC, Lazard Asset Management	0.28%	0.35%	0.63%	16.83%	13.24%	11.76%
Equity	Vanguard Variable Insurance Fund - Equity Income Portfolio Investment Advisor: Wellington Management Company, LLP; Vanguard Group Inc. (Quantitative Equity Group)	0.29%	0.35%	0.64%	16.80%	12.59%	11.52%
Equity	Vanguard Variable Insurance Fund - Equity Index Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.14%	0.35%	0.49%	17.70%	14.27%	14.66%
Fixed Income	Vanguard Variable Insurance Fund - Global Bond Index Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.13%	0.35%	0.48%	5.69%	-0.41%
Equity	Vanguard Variable Insurance Fund - Growth Portfolio Investment Advisor: Wellington Management Company, LLP	0.36%	0.35%	0.71%	16.89%	11.36%	15.58%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Fixed Income	Vanguard Variable Insurance Fund - High Yield Bond Portfolio Investment Advisor: Wellington Management Company, LLP and Vanguard Group, Inc. (Vanguard Fixed Income Group)	0.24%	0.35%	0.59%	9.18%	4.05%	5.62%
Equity	Vanguard Variable Insurance Fund - International Portfolio Investment Advisor: Baillie Gifford Overseas Ltd.; Schroder Investment Management North America, Inc.	0.32%	0.35%	0.67%	19.97%	0.62%	10.48%
Equity	Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.17%	0.35%	0.52%	11.54%	8.46%	10.77%
Allocation	Vanguard Variable Insurance Fund - Moderate Allocation Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.12%	0.35%	0.47%	16.19%	6.51%	8.14%
Equity	Vanguard Variable Insurance Fund - Real Estate Index Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.26%	0.35%	0.61%	3.11%	4.51%	5.08%
Fixed Income	Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.14%	0.35%	0.49%	6.85%	2.23%	2.81%
Fixed Income	Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.14%	0.35%	0.49%	6.94%	-0.51%	1.90%
Equity	Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.09%	0.35%	0.44%	32.04%	7.88%
Equity	Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio Investment Advisor: Vanguard Strategic Equity Index Management	0.13%	0.35%	0.48%	16.93%	12.98%	14.10%
Fixed Income	Victory Variable Insurance Funds II - Victory Pioneer Bond VCT Portfolio: Class I Investment Advisor: Victory Capital Management, Inc.	0.53%*	0.00%	0.53%	9.16%	0.74%	2.84%
Fixed Income	Victory Variable Insurance Funds II - Victory Pioneer Bond VCT Portfolio: Class II This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2026 Investment Advisor: Victory Capital Management, Inc.	0.78%*	0.00%	0.78%	8.87%	0.51%	2.59%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Victory Variable Insurance Funds II - Victory Pioneer Mid Cap Value VCT Portfolio: Class II This Sub-Account is only available in policies issued before May 1, 2026 Investment Advisor: Victory Capital Management, Inc.	1.01%*	0.00%	1.01%	10.86%	10.88%	8.73%
Fixed Income	Victory Variable Insurance Funds II - Victory Pioneer Strategic Income VCT Portfolio: Class II Investment Advisor: Victory Capital Management, Inc.	1.07%*	0.00%	1.07%	10.84%	2.04%	3.67%
Equity	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class A Investment Advisor: Virtus Investment Advisers, Inc. Subadvisor: Duff & Phelps Investment Management Co., an affiliate of VIA.	1.10%*	0.00%	1.10%	0.72%	6.06%	5.95%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Sub-Account Fee. The maximum Low Cost Sub-Account Fee applicable for any Sub-Account is 1.00%.

Appendix B: State Variations
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms and charges, availability of certain investment options, duration of the right to cancel, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability periods. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
State	State Law Variations
California
● Right to Cancel – 30 day right to examine and cancel. Refund of the Cash Value in full, without any deductions for any applicable policy fees. Net Premium will be placed in the
Fixed Account or a money-market Sub-Account, unless directed otherwise. If invested in the Variable Account, refund will be the policy’s Cash Value, plus any policy fees paid.
● Partial Surrender Fee does not apply.
● Service Fee – The guaranteed maximum service fee is $5.00.
● Long-Term Care Rider II – Loans and partial surrenders are permitted to be taken from the policy while the Rider benefit is being paid.
● Accelerated Death Benefit for Critical Illness Rider is not available.

Florida
● Additional Premium – Nationwide cannot increase the Minimum Additional Premium.
● Asset Rebalancing – The number of Sub-Accounts and frequencies available for election are not limited.
● Specified Amount Decreases – Nationwide cannot change the minimum amount of the
Specified Amount Decrease for the Policy.
● Nationwide cannot discontinue Specified Amount decreases at any time.
● Nationwide cannot place restrictions on assignment.

North Dakota	● The Suicide provision for the Accelerated Death Benefit for Terminal Illness Rider and Long-Term Care Rider II is limited to one year.
State premium tax variations are as follows:

State	Premium Tax
Alabama	2.300%
Alaska	2.700%
Arizona	1.750%
Arkansas	2.500%
California	2.350%
Colorado	2.000%
Connecticut	1.500%
Delaware	2.000%
District of Columbia	1.700%
Florida	1.750%
Georgia	2.250%
Hawaii	2.750%
Idaho	1.500%
Illinois	*1.400%
Indiana	*1.400%
Iowa	*1.400%
Kansas	2.000%
Kentucky	1.500%
State	Premium Tax
Louisiana	2.250%
Maine	2.000%
Maryland	2.000%
Massachusetts	2.000%
Michigan	*1.400%
Minnesota	1.500%
Mississippi	3.000%
Missouri	2.000%
Montana	2.750%
Nebraska	*1.400%
Nevada	3.500%
New Hampshire	*1.400%
New Jersey	2.100%
New Mexico	3.003%
New York	*1.400%
North Carolina	1.900%
North Dakota	2.000%
Ohio	1.400%

State	Premium Tax
Oklahoma	2.250%
Oregon	*1.400%
Pennsylvania	2.000%
Rhode Island	2.000%
South Carolina	*1.400%
South Dakota	2.500%
Tennessee	1.750%
Texas	1.750%
State	Premium Tax
Utah	2.250%
Vermont	2.000%
Virginia	2.250%
Washington	2.000%
West Virginia	3.000%
Wisconsin	2.000%
Wyoming	*1.400%
* Applicable state Premium tax rate is based on retaliatory tax rate for Ohio.

Appendix C: Indexed Interest Strategies
The available indexed interest strategies are described below. A charge is assessed at the time new Index Segments are created that will reduce the amount allocated or transferred to a capped indexed interest strategy, see Capped Indexed Interest Strategy Charge.
Additionally, the Cash Value will be reduced and no interest will be credited for amounts deducted, transferred, or surrendered from an Index Segment before the Index Segment Maturity Date.
One Year Multi-Index Monthly Average Indexed Interest Strategy
This strategy uses the weighted average monthly value of three reference indexes, excluding dividends, to calculate Index Segment interest: the S&P 500®; the Dow Jones Industrial Average; and the NASDAQ-100®. The value for each reference index is tracked from month-to-month over an Index Segment's 12 month term. On an Index Segment Maturity Date, the monthly values for each reference index are averaged to determine the reference indexes' respective monthly average performance rates. The reference index performance rates are then weighted, with the top-performing reference index weighted 50%, the second best 30%, and the third best 20%. The participation rate, cap rate, and floor rate are then applied to determine the Index Segment interest rate. The guaranteed minimum rates are: 100.00% - participation rate, 3.00% - cap rate, and 0.25% - floor rate.
The monthly average method can increase the likelihood that an Index Segment will receive at least some interest, particularly when the reference indexes experience volatility during an Index Segment's term. However, the result may or may not be favorable.
The two step formula for the Index Segment interest rate calculation is as follows:
Step 1: The reference index performance rates = (A ÷ B ÷ C) – D, where:
A
is the sum of a reference index's monthly values for each month of the Index Segment's 12 month term;
B
is the length of the Index Segment's term, 12 months;
C
is the reference index's value at the beginning of the Index Segment’s term; and
D
is 1.
Step 2: The respective reference index performance rates are used in the following formula to determine the Index Segment's interest rate: Index Segment interest rate = the lesser of: I and, the greater of: J, and (E + F + G) x H where:
E
is 50% x the greatest reference index performance rate;
F
is 30% x the second greatest reference index performance rate;
G
is 20% x the third greatest reference index performance rate;
H
is the participation rate in effect for the Index Segment;
I
is the cap rate in effect for the Index Segment; and
J
is the floor rate in effect for the Index Segment.
The examples on the following pages demonstrate how interest is calculated for the One Year Multi-Index Monthly Average Indexed Interest Strategy. The examples are for illustrative purposes only.

Example 1: Reference Index Performance Rate is greater than the cap rate
Step 1: Calculate Reference Index Performance Rates
Index A: (2278.86 ÷ 2131.33) – 1 =0.0692 = 6.92%
Index B: (11073.32 ÷ 10709.90) – 1 = 0.0339 = 3.39%
Index C: (1269.50 ÷ 1221.34) – 1 = 0.0394 = 3.94%
Step 2: Determine Index Segment interest rate
The reference index performance rates are weighted and added together:
E = 6.92% x 50% = 3.46%
F = 3.94% x 30% = 1.18%
G = 3.39% x 20% = 0.68%
E + F + G = 5.32%
Assuming the guaranteed participation, cap, and floor rates apply as follows:
H = 100%
I = 3%
J = 0.25%
Index Segment interest rate is 3%, since 5.32% x 100% = 5.32%, which is greater than 0.25% but more than 3%.
	Reference Index Values – Example 1
	Index A	Index B	Index C
Sweep Date	2131.33	10709.90	1221.34
Month 1	2187.21	10811.60	1238.02
Month 2	2227.01	11006.88	1260.22
Month 3	2364.06	10703.08	1302.35
Month 4	2263.90	11317.54	1257.26
Month 5	2352.82	12004.13	1351.06
Month 6	2588.09	11342.89	1380.90
Month 7	2362.55	11144.06	1311.46
Month 8	2215.51	10883.49	1267.03
Month 9	2176.53	11102.01	1214.62
Month 10	2219.34	11368.24	1231.86
Month 11	2234.46	10707.68	1286.33
Month 12	2154.78	10488.24	1132.89
Monthly Average Value (A÷B)	2278.86	11073.32	1269.50
Reference Index Performance Rate	6.92%	3.39%	3.94%

Example 2: Reference Index Performance Rate is between the cap and floor rates
Step 1: Calculate Reference Index Performance Rates:
Index A: (2198.89 ÷ 2131.33) – 1 = 0.0317 = 3.17%
Index B: (10924.27 ÷ 10709.90) – 1 = 0.0200 = 2.00%
Index C: (1228.16 ÷ 1221.34) – 1 = 0.0056 = 0.56%
Step 2: Determine Index Segment interest rate. The reference index performance rates are weighted and added together:
E = 3.17% x 50% = 1.58%
F = 2.00% x 30% = 0.60%
G = 0.56% x 20% = 0.11%
E + F + G = 2.30%
Assuming the guaranteed participation, cap, and floor rates apply as follows:
H = 100%
I = 3%
J = 0.25%
Index Segment interest rate is 2.30%, since 2.30% * 100% = 2.30%, which is greater than 0.25% but less than 3%.
	Reference Index Values – Example 2
	Index A	Index B	Index C
Sweep Date	2131.33	10709.90	1221.34
Month 1	2111.90	10495.30	1185.49
Month 2	2146.28	10648.77	1195.43
Month 3	2122.75	10507.90	1193.81
Month 4	2151.95	10713.47	1211.59
Month 5	2178.14	10892.18	1227.26
Month 6	2202.11	10992.32	1233.72
Month 7	2238.84	11074.46	1254.57
Month 8	2282.31	11083.76	1265.63
Month 9	2209.50	10905.82	1221.11
Month 10	2216.78	11058.97	1239.17
Month 11	2249.03	11257.81	1250.82
Month 12	2277.12	11460.47	1259.35
Monthly Average Value (A÷B)	2198.89	10924.27	1228.16
Reference Index Performance Rate	3.17%	2.00%	0.56%

Example 3: Reference Index Performance Rate is less than the floor rate
First, the One-Year Monthly Average Indexed Interest Strategy tracks the reference indexes’ values each month and then averages them for the 12 month Index Segment term.
Step 1: Calculate Reference Index Performance Rates
Index A: (2147.34 ÷ 2131.33) – 1 =0.0075 = 0.75%
Index B: (10589.73 ÷ 10709.90) – 1 =-0.112 = -1.12%
Index C: (1171.63 ÷ 1221.34) – 1 = -0.0407 = -4.07%
Step 2: Determine Index Segment interest rate
The reference index performance rates are weighted and added together:
E = 0.75% x 50% = 0.38%
F = -1.12% x 30% = -0.34%
G = -4.07% x 20% = -0.81%
E + F + G = -0.77%
Assuming the guaranteed participation, cap, and floor rates apply as follows:
H = 100%
I = 3%
J = 0.25%
Index Segment interest rate is 0.25%, since -0.77% * 100% = -0.77%, which is less than 0.25%.
	Reference Index Values – Example 3
	Index A	Index B	Index C
Sweep Date	2131.33	10709.90	1221.34
Month 1	2088.43	10564.18	1181.07
Month 2	2117.44	10703.71	1191.64
Month 3	2085.68	10564.49	1167.54
Month 4	2117.42	10423.29	1122.68
Month 5	2132.62	10627.09	1130.74
Month 6	2146.56	10672.57	1150.77
Month 7	2148.17	10732.57	1173.54
Month 8	2183.15	10819.64	1178.15
Month 9	2155.41	10876.41	1195.83
Month 10	2190.81	10506.11	1195.52
Month 11	2194.98	10220.01	1175.52
Month 12	2207.44	10366.71	1196.60
Monthly Average Value (A÷B)	2147.34	10589.73	1171.63
Reference Index Performance Rate	0.75%	-1.12%	-4.07%

One Year S&P 500® Point-to-Point Indexed Interest Strategy
This strategy uses the change in value of one reference index, excluding dividends to calculate Index Segment interest, the S&P 500®. The change in value of the reference index is tracked from the beginning to the end of an Index Segment's 12 month term. The ending value is divided by the beginning value to determine the reference index performance rate. The participation rate, cap rate, and floor rate are then applied to determine the Index Segment interest rate. The guaranteed minimum rates are: 100.00% - participation rate, 3.00% - cap rate, and 0.25% - floor rate.
The point-to-point method can potentially result in higher interest credited, particularly when the reference index experiences stable growth during an Index Segment’s term. However, the result may or may not be favorable.
The two-step formula for the Index Segment interest rate calculation is as follows:
Step 1: The reference index performance rate = (A ÷ B) - C where:
A
is the reference index value at the end of the Index Segment term;
B
is the reference index value at the beginning of the Index Segment term; and
C
is 1.
Step 2: The reference index performance rate is used in the following formula to determine the Index Segment interest rate to be applied to the Index Segment value remaining after deductions:
Index Segment interest rate = the greater of G and, the lesser of: F, and D x E, where:
D
is the reference index performance rate;
E
is the participation rate;
F
is the cap rate; and
G
is the floor rate.
The examples on the following pages demonstrate how interest is calculated for the One Year S&P 500® Point-to-Point Indexed Interest Strategy. The examples are for illustrative purposes only.

Example 1: Reference Index Performance Rate is greater than the cap rate
Step 1:
A = 2350.70
B = 1775.32
C = 1
Index Performance Rate = (2350.70 ÷ 1775.32) – 1 = 32.41%
Applying the guaranteed minimum participation, cap, and floor rates.
E = 100% F = 3.0% G = 0.25%
Index Segment interest rate = 3%, since 32.41% x 100% = 32.41% which is greater than 0.25% but more than 3.0%.
Example 2: Reference Index Performance Rate is between the cap and floor rates
Step 1:
A = 1819.20
B = 1775.32
C = 1
Index Performance Rate = (1819.20 ÷ 1775.32) – 1 = 2.47%
Applying the guaranteed minimum participation, cap, and floor rates.
E = 100% F = 3.0% G = 0.25%
Index Segment interest rate = 2.47%, since 2.47%% x 100% = 2.47% which is greater than 0.25% but less than 3.0%.
Example 3: Reference Index Performance Rate is less than the floor rate
Step 1:
A = 1740.88
B = 1775.32
C = 1
Index Performance Rate = (1740.88 ÷ 1775.32) – 1 = -1.94%
Applying the guaranteed minimum participation, cap, and floor rates.
E = 100% F = 3.0% G = 0.25%
Index Segment interest rate = 0.25%, since -1.94% x 100% = -1.94% which is less than 0.25%.
	Reference Index Value
	Example 1	Example 2	Example 3
Sweep Date	1775.32	1775.32	1775.32
Index Segment Maturity Date	2350.70	1819.20	1740.88
Reference Index Performance Rate	32.41%	2.47%	-1.94%

S&P 500 INDEX:
The "S&P 500" and the Dow Jones Industrial Average are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by Nationwide. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. Nationwide products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Nationwide’s products or any member of the public regarding the advisability of investing in securities generally or in Nationwide’s products particularly or the ability of the Dow Jones Industrial Average or the S&P 500 to track general market performance. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the Dow Jones Industrial Average and the S&P 500 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and the S&P 500 are determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide’s products. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of Nationwide’s products into consideration in determining, composing or calculating the Dow Jones Industrial Average or the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Nationwide’s products or the timing of the issuance or sale of Nationwide’s products or in the determination or calculation of the equation by which Nationwide’s products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Nationwide’s products. There is no assurance that investment products based on the Dow Jones Industrial Average and/or the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Nationwide’s products currently being issued by Nationwide, but which may be similar to and competitive with Nationwide’s products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average and/or the S&P 500.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE, THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF NATIONWIDE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE, THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
NASDAQ-100:
The Policy is not sponsored, endorsed, sold or promoted by The NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Policy. The Corporations make no representation or warranty, express or implied to the owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly, or the ability of the Nasdaq-100 Index to track general stock market performance. The Corporations' only relationship to Nationwide ("Licensee") is in the licensing of the NASDAQ, NASDAQ-100 Index registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Policy. NASDAQ has no obligation to take the needs of the Licensee or the owners of the Policy into consideration in determining, composing or calculating the NASDAQ-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Policy to be issued or in the determination or calculation of the equation by which the Policy is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Policy.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF POSSIBILITY OF SUCH DAMAGES.

Appendix D: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this policy impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and investment options that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. Currently, Nationwide is not aware of any such restrictions; however, this conclusion is based only on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Policy Owners should discuss broker-dealer restrictions on features, benefits, and investment options directly with their financial professional.

Outside back cover page
The Statement of Additional Information contains additional information about the Variable Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000227145NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000227145NW/index.php?ctype=product_prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000227145

Nationwide® Advisory Variable Universal Life
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Individual Flexible Premium Adjustable Variable, Fixed and Index-Linked Universal Life Insurance Policy
Nationwide VL Separate Account-G
(Registrant)
Nationwide Life and Annuity Insurance Company
(Depositor)
Service Center
P.O. Box 182835
Columbus, OH 43218-2835
1-800-848-6331
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding Individual Flexible Premium Adjustable Variable, Fixed and Index-Linked Universal Life Insurance Policy offered by Nationwide Life and Annuity Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2026 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.

General Information and History
Nationwide VL Separate Account-G (the "Variable Account") is a separate investment account of Nationwide Life and Annuity Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1981 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, except New York. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Nationwide VL Separate Account-G
Nationwide VL Separate Account-G is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on August 3, 2004 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed the maximum (145% of Premiums paid during the first Policy Year up to the commissionable target premium, plus 3% of any Premium paid in excess of the commissionable target premium during the first Policy Year). In addition to any Premium-based amount, Commission may also be paid as an asset-based amount. If an asset-based commission is paid, it will not exceed 0.20% of the non-loaned Cash Value per year. Commissionable target premium is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
No underwriting commissions were paid to NISC for each of this Variable Account’s last three fiscal years.
Services
Nationwide or its affiliates provide services and incur expenses in promoting, marketing, or administrative services to the underlying funds. Nationwide or its affiliates have entered into agreements with the investment advisor and/or distributor for the underlying funds relating to the services Nationwide or its affiliates provide. For these services, some funds agree to pay mutual fund service fee payments based on the average aggregate net assets of the Variable Account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular underlying fund.
These anticipated mutual fund service fee payments were taken into consideration when determining the expenses necessary to support the policies. Without these mutual fund service fee payments, policy charges would be higher. Generally, Nationwide expects to receive somewhere between 0.00% to 0.50% (an annualized rate of the daily net assets of the Variable Account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less mutual fund service fee payments than other fund types) and the types of services for which an underlying fund, or its distributor or advisor, pays mutual fund service fee payments.
2

Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 2.00% of the commissionable target premium for the for marketing allowance when determining the charges for the contracts. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. If the actual amount of marketing allowance paid is less than what was assumed, Nationwide may use the excess to pay other sales expenses, non-sales expenses, and/or profit. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable target premium (CTP) is an amount used in the calculation of the total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
The December 31, 2025 financial statements of the Variable Account and the December 31, 2025 financial statements of the Company are incorporated into this SAI by reference to the Variable Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VL Separate Account-G and the statutory financial statements and financial statement schedules of Nationwide Life and Annuity Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 8, 2026 of Nationwide Life and Annuity Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VL Separate Account-G. The policy's cost of insurance depends upon the Insured's sex, Issue Age, underwriting class, and the duration of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 2001 Commissioners' Standard Ordinary Mortality Table, Age Nearest Birthday (2001 CSO). These mortality tables are sex-distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.
Mortality tables are unisex for policies issued in the State of Montana and group or sponsored arrangements (including Nationwide employees and their family members).
Any change in the cost of insurance rates will apply to all Insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to
3

males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to Policy Owners.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•
the request must be in writing and signed by the Policy Owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•
the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•
the surrender Proceeds must be returned in their entirety; and
•
the Insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•
the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•
any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•
interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•
interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•
any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The Policy Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Policy Owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a Policy Owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
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PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant – Filed previously with registration statement (333-121878) on January 6, 2005, as document "item26a.txt," and hereby incorporated by reference.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contract – Filed previously with registration statement (333-253123) on July 2, 2021 as document "d184214dex9930d" and hereby incorporated by reference.
1)
Accelerated Death Benefit for Chronic Illness Rider – Filed previously with registration statement (333-215169) on April 29, 2021 as document "d36978dex99d1.htm" and hereby incorporated by reference.
2)
Accelerated Death Benefit for Critical Illness Rider – Filed previously with registration statement (333-215169) on April 29, 2021 as document "d36978dex99d2.htm" and hereby incorporated by reference.
3)
Accelerated Death Benefit for Terminal Illness Rider – Filed previously with registration statement (333-215169) on April 10, 2017 as document "d364296dex99d.htm" and hereby incorporated by reference.
4)
Long-Term Care Rider – Filed previously with registration statement (333-215169) on April 10, 2017 as document "d364296dex99d.htm" and hereby incorporated by reference.
5)
Overloan Lapse Protection Rider II – Filed previously with registration statement (333-215169) on April 29, 2021 as document "d36978dex99d3.htm" and hereby incorporated by reference.
e)
Applications – Filed previously with registration statement (333-253123) on July 2, 2021 as document "d184214dex9930e" and hereby incorporated by reference.
f)
Depositor's Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life and Annuity Insurance Company. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life and Annuity Company of America with and into Nationwide Life and Annuity Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164123) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)
Reinsurance Agreements –
1)
Automatic Self Administered YRT Reinsurance Agreement with Swiss Re Life & Health America, Inc. dated July 27, 2008, previously filed on April 26, 2011 with registration statement (333-149213), as Exhibit (g)(1) and herby incorporated by reference.
2)
Automatic Self Administered YRT Reinsurance Agreement with Swiss Re Life & Health America, Inc. dated June 1, 2006, previously filed on April 26, 2011 with registration statement (333-149213), as Exhibit (g)(2) and herby incorporated by reference.
3)
Automatic/Facultative YRT Reinsurance Agreement with RGA Reinsurance Company dated October 1, 2006, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(1) and hereby incorporated by reference.
4)
Automatic and Facultative Yearly Renewable Term Reinsurance Agreement with General & Cologne Life Re of America dated October 21, 2003, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(3) and herby incorporated by reference.

5)
Reinsurance Agreement with Hannover Life Reassurance Company of America dated October 1, 2008, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(5) and herby incorporated by reference.
h)
Form of Participation Agreements –
Unless indicated as attached hereto, the following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
3)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
4)
Fund Participation Agreement with American Funds Insurance Series and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsfpa.htm
5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)
Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawarefpa.htm
7)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post-effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
8)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
9)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
10)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
11)
Participation Agreement among (Fidelity) Variable Insurance Products Funds, Fidelity Distributors Company LLC, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Jefferson National Life Insurance Company of New York dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99h14.htm
12)
This field is intentionally blank.
13)
This field is intentionally blank.
14)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm

15)
Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co. dated December 22, 1998 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsfpa.htm
16)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
17)
Fund Participation Agreement with Legg Mason Investor Services, LLC (formerly, Salomon Brothers Variable Series Funds Inc., Salomon Brothers Asset Management Inc.), as amended, dated September, 1999 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document leggmasonfpa.htm
18)
Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, as amended, dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettfpa.htm
19)
Fund Participation Agreement with M Fund, Inc. and M Financial Investment Advisers, Inc. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundfpa99h10.htm
20)
Participation Agreement Among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b24.htm
21)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
22)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
23)
Fund Participation Agreement with New Age Alpha Advisors, LLC. dated October 28, 2024 with the registration statement under 333-253123, post-effective amendment number 4 filed on October 3, 2024 as document d895101dex99h23.html. Portions of this exhibit have been redacted.
24)
Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC. dated February 8, 2012 with the registration statement under 333-62692, post-effective amendment number 28 filed on June 11, 2012 as document northernlightsfpa.htm
25)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
26)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
27)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
28)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
29)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm

30)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
31)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
32)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
33)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
34)
Fund Participation Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926h32.htm
35)
Fund Participation Agreement with Advisors Preferred Trust and Ceros Financial Services, Inc., dated June 17, 2021 with registration statement under 333-253123, pre-effective amendment 1 filed on July 2, 2021 as document d184214dex9930h.htm
i)
Form of Administrative Contracts –
Unless indicated as attached hereto, the following administrative contracts were previously filed and are hereby incorporated by reference.
1)
Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1a.htm
2)
Financial Support Agreement with AIM Distributors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1b.htm
3)
Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebersteinasa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentasa99i2.htm
5)
Business Agreement with American Funds Distributors, Inc. and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsasa.htm
6)
Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockasa.htm
7)
Administrative Services Agreement with Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawareasa.htm
8)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post-effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
9)
Restated Administrative Services Agreement with The Dreyfus Corporation, as amended, and 12b-1 letter agreement dated, as amended, dated June 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusasa99i3.htm
10)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS

Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
11)
Dealer Agreement with Federated Securities Corp. dated October 26, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4a.htm
12)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4b.htm
13)
Service Agreement between Fidelity Investments Institutional Operations Company LLC and Nationwide Investment Services Corporation dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99i13.htm. Portions of this exhibit have been redacted.
14)
Service Contract between Fidelity Distributors Company LLC and Nationwide Investment Services Corporation dated October 18, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99i14.htm. Portions of this exhibit have been redacted.
15)
Administrative Services Agreement with Franklin Templeton Services, LLC, as amended dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankasa99i6.htm
16)
Agreement with Goldman, Sachs & Co. dated January 6, 1999 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsasa.htm
17)
Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusasa99i7.htm
18)
Administrative Services Agreement with Legg Mason Investor Services, LLC dated July 11, 2008, as amended, filed December 1, 2021 with post-effective amendment number 9 to the registration statement (333-227783) as document d145743dex99i36.htm. Portions of this exhibit have been redacted.
19)
Administrative Services Agreement with Lord Abbett Series Fund, Inc., as amended dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettasa.htm
20)
Fund Participation Agreement with M Fund, Inc. and M Financial Investment Advisers, Inc. dated May 1, 2007. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundfpa99h10.htm
21)
Administrative Service Agreement with M Fund, Inc. dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfundasa99i8.htm
22)
Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc. dated January 30, 2013 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b39.htm
23)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), as amended dated May 2, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwasa99i10.htm
24)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
25)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm

26)
Administrative Services Agreement with New Age Alpha Advisors, LLC. dated October 28, 2024 – with the registration statement under 333-253123, post-effective amendment number 4 filed on October 3, 2024 as document d895101dex99i26.html. Portions of this exhibit have been redacted.
27)
Service Agreement with Northern Lights Variable Trust. dated February 8, 2012 with the registration statement under 333-155153, post-effective amendment number 6 filed on April 19, 2013 as document d470080dex99i24.htm
28)
Revenue Sharing Agreement with Oppenheimer Funds, Inc. dated April 17, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenasa99i12.htm
29)
Administrative Services Agreement with Pacific Investment Management Company LLC, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasaa.htm
30)
Administrative Services Agreement with PIMCO Variable Insurance Trust, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasab.htm
31)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
32)
Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., as amended dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document troweasa99i13.htm
33)
Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.), as amended dated May 5, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univasa99i14.htm
34)
Administrative Services Agreement with Van Eck Securities Corporation, as amended dated November 3, 1997 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckasa.htm
35)
Administrative Services Agreement with Waddell & Reed, Inc., as amended dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedasa.htm
36)
Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargoasa.htm
37)
Administrative Services Agreement with Putnam Retail Management Limited Partnership, as amended dated August 1, 2006 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamasa.htm
38)
Administrative Services Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926i36.htm
39)
Administrative Services Agreement with Advisors Preferred Trust, Gemini Fund Services, LLC, and Advisors Preferred LLC, dated June 17, 2021 with registration statement under 333-253123, pre-effective amendment 1 filed on July 2, 2021 as document d184214dex9930i.htm
j)
Not Applicable.
k)
Opinion of Counsel – Filed previously with registration statement (333-253123) on February 16, 2021.
l)
Not Applicable.
m)
Not Applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not Applicable.

p)
Not Applicable.
q)
Redeemability Exemption – Filed previously with Post-Effective Amendment No. 27 to the registration statement (File No. 333-149213) on April 21, 2023 and hereby incorporated by reference.
r)
Form of Initial Summary Prospectus – Filed previously with Post-Effective Amendment No. 1 on April 26, 2022 (333-253123) and hereby incorporated by reference.
99)
Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.
Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd

Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.
Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust

Company	Jurisdiction of Domicile	Brief Description of Business
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215

Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life and Annuity Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life and Annuity Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide VL Separate Account-G
(Registrant)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Nationwide Life and Annuity Insurance Company
(Depositor)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney